Exhibit 10.17

TAX PROTECTION AGREEMENT

This Tax Protection Agreement (this “Agreement”), dated as of December 28, 2017, is entered into by and among SPT Dolphin Intermediate LLC, a Delaware limited liability company (the “Company”); SPT Dolphin Parent LLC, a Delaware limited liability company (the “Managing Member”); each Transferor identified on Annex A hereto, as amended and/or supplemented from time to time (each, a “Transferor”); and each Protected Partner (other than the Transferors) identified on Annex A hereto, as amended and/or supplemented from time to time.

WHEREAS, pursuant to the Contribution Agreement and Escrow Instructions (the “Contribution Agreement”) by and among the Company, as transferee, Starwood Property Trust, Inc., a Maryland corporation (“STWD” and, together with the Managing Member and the Company, the “Starwood Parties”) and the Transferors, dated as of December 21, 2017, the Transferors are expected to contribute their interests in each property set forth on Annex B hereto to the Company on the applicable Closing Date (as defined in the Contribution Agreement) in exchange for a combination of Units and cash (each, a “Contribution”);

WHEREAS, in consideration for the agreement of the relevant Transferors to make the Contributions of the Protected Properties, the parties hereto desire to enter into this Agreement;

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.1             Definitions.

Capitalized terms employed herein and not otherwise defined shall have the meaning assigned to them in the Contribution Agreement or the Company Agreement.

(a)          “Accounting Firm” shall have the meaning set forth in Section 2.4(d)(iii).

(b)          “Additional Method” shall mean the allocation of “excess nonrecourse liability” to any Protected Partners in accordance with the fifth sentence of Treasury Regulations Section 1.752-3(a)(3), or any applicable successor provision.

(c)          “Agreement” shall have the meaning set forth in the Preamble.

(d)          “Applicable Tax Liability” shall mean:

(i)        with respect to each Protected Partner that is allocated gain under Code Section 704(c) with respect to a particular Protected Property as a result of a breach of Section 2.1(a), an amount equal to the product of (A) the amount of Built-In Gain allocated to such Protected Partner under Code Section 704(c) with respect to such Protected Property and the applicable Contribution as a result of such breach (taking into account any adjustments under Code Section 743 or 734 to which such Protected Partner is entitled or that would be available if any applicable intermediate entity classified as a partnership for U.S. federal income tax purposes had made an election under Code Section 754) multiplied by (B) the Effective Tax Rate;

(ii)       with respect to each Protected Partner that recognizes gain resulting from a disposition of the Units of such Protected Partner in a Fundamental Transaction as a result of a breach of Section 2.1(a), an amount equal to the product of (A) the lesser of (x) the aggregate Built-In Gain attributable to such Protected Partner with respect to the applicable Protected Properties as of the applicable Closing Date and (y) the amount of gain recognized by such Protected Partner from such Fundamental Transaction multiplied by (B) the Effective Tax Rate, provided, however, that if Built-In Gain has previously been taken into account under clause (i) of this definition of Applicable Tax Liability or in a prior Fundamental Transaction with respect to the Protected Partner, or if such Fundamental Transaction also results in an allocation of Built-In Gain to the Protected Partner described in clause (i) of this definition, the amount of Built-In Gain taken into account for purposes of subclause (A)(x) of this clause (ii) with respect to such Fundamental Transaction shall be reduced by such amount so taken into account under clause (i) of this definition prior to or as a result of the Fundamental Transaction or as a result of any prior Fundamental Transaction (and this proviso shall be interpreted and applied so as to avoid double counting of Built-In Gain when calculating any Applicable Tax Liability resulting from a Fundamental Transaction);

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(iii)           with respect to each Protected Partner that recognizes gain under Code Section 731 as a result of a breach of Section 2.2(a) with respect to a Protected Property, an amount equal to the product of (A) the amount of gain recognized under Code Section 731 by such Protected Partner (but not in excess of such Protected Partner’s Built-In Gain with respect to such Protected Property) by reason of such breach multiplied by (B) the Effective Tax Rate.

For purposes of calculating the amount of Built-In Gain allocated to a Protected Partner under Code Section 704(c) with respect to a particular Protected Property, (i) any “reverse Section 704(c) gain” allocated to such Protected Partner pursuant to Treasury Regulations Section 1.704-3(a)(6) shall not be taken into account and (ii) any Built-In Gain recognized by such Protected Partner pursuant to Code Section 704(c)(1)(B) (i.e., as a result of the distribution of such Protected Property by the Company to a partner of the Company other than the Protected Partner) and Code Section 737 (i.e., as a result of an in-kind distribution made by the Company to the Protected Partner) shall be taken into account.

(e)         “Built-In Gain” shall mean, with respect to a Protected Partner and a Protected Property at any time, the gain that is allocable to such Protected Partner pursuant to Code Section 704(c) with respect to such Protected Property (or, for purposes of clause (ii) of the definition of Applicable Tax Liability prior to any adjustment pursuant to the proviso of such clause (ii), the gain that would be allocable to such Protected Partner under Code Section 704(c) with respect to such Protected Property if such Protected Property were sold by the Company in a taxable sale for fair market value as of the applicable Closing Date on which such Protected Property was transferred to the Company). The initial fair market value and Built-In Gain for each Transferor with respect to each Protected Property is set forth on Annex B hereto, as amended and/or supplemented from time to time. For the avoidance of doubt and notwithstanding the foregoing, the parties acknowledge that any Applicable Tax Liability is calculated with reference to the Built-In Gain for the applicable Protected Partner and Protected Property immediately prior to the breach (to the extent recognized as a result of the breach) and the initial Built-In Gain for a Protected Property will be reduced over time to the extent required under Treasury Regulations Section 1.704-3 or in connection with any redemptions pursuant to the Company Agreement, but in all events such Built-In Gain shall not be greater than the Built-In Gain as of the applicable Closing Date on which such Protected Property was transferred to the Company determined after taking into account any gain required to be recognized by any Protected Partner on such Closing Date as a result of the transactions contemplated by the Contribution Agreement.

(f)         “Closing Date” shall have the meaning set forth in the Contribution Agreement.

(g)         “Code” means the Internal Revenue Code of 1986, as amended.

(h)         “Company” shall have the meaning set forth in the Preamble.

(i)          “Company Agreement” shall mean the Limited Liability Company Agreement of the Company, dated as of December 28, 2017, and as thereafter amended or restated.

(j)          “Consistent Amendment” shall have the meaning set forth in Section 2.2(b).

(k)         “Contribution” shall have the meaning set forth in the Recitals.

(l)          “Contribution Agreement” shall have the meaning set forth in the Recitals.

(m)        “Debt Guarantee” means a guarantee in such form as may be acceptable to the Protected Partners, the Company, and the applicable lender to which such guarantee relates; provided that the Protected Partners and the Company agree that the form of guarantee in Annex E hereto is deemed to be reasonably acceptable to the Protected Partners and the Company.

(n)         “Debt Notification Event” means, with respect to a Nonrecourse Indebtedness, any transaction (i) in which such liability shall be refinanced, otherwise repaid (excluding for this purpose, scheduled payments of principal occurring prior to the maturity date of such liability and any refinancing occurring on any Closing Date), or owned or guaranteed (excluding any customary nonrecourse “carve-out” guaranty) by any of the Managing Member or one or more of its Affiliates or (ii) that accelerates the maturity date of such Nonrecourse Indebtedness to a date that is prior to the earlier of (A) the end of the Protected Period; or (B) the expiration of a Debt Guarantee with respect to such Nonrecourse Indebtedness.

(o)          “Effective Tax Rate” shall mean, with respect to a Protected Partner who is entitled to receive a payment under Section 2.4(a), the highest combined individual U.S. federal, state and local income tax rate applicable to individuals resident in the state of Florida in respect of the income or gain that gave rise to such payment, taking into account the character and type of the income recognized in the hands of the Protected Partner for the taxable year in which the transaction giving rise to such taxes occurred, the varying tax rates applicable to different categories of taxable income and gain and to different taxable years in which taxable income or gain is recognized, and taking into account the deductibility of state and local taxes for U.S. federal income tax purposes to the extent permitted, provided, however, that in the case of a Protected Partner that is a C corporation for U.S. federal income tax purposes, the Effective Tax Rate shall be based on the combined U.S. federal, state and local corporate income tax rate applicable in respect of the income or gain that gave rise to such payment, taking into account any of the assumptions described above as are applicable to such entity. Such tax rate shall include, if applicable, the Medicare tax on unearned income (currently 3.8%) pursuant to Section 1411 of the Code.

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(p)          “Existing Property Debt” shall mean, for each Protected Property, the indebtedness to which such Protected Property was subject immediately prior to the time of the Contribution of such Protected Property, including as set forth as applicable on Schedules 3 and 4 of the Contribution Agreement, as amended and/or supplemented from time to time.

(q)          “Final Determination” means (i) a decision, judgment, decree or other order by any court of competent jurisdiction, which decision, judgment, decree or other order has become final after all allowable appeals by either party to the action have been exhausted or after the time for filing such appeals has expired, (ii) a binding settlement agreement entered into in connection with an administrative or judicial proceeding, (iii) the expiration of the time for instituting a claim for a refund or adjustment, or if such a claim was filed, the expiration of the time for instituting suit with respect thereto or (iv) the expiration of the time for instituting suit with respect to a claimed deficiency or adjustment.

(r)           “Fundamental Transaction” means a merger, consolidation or other combination of the Company with or into any other entity (including by reason of any transfer of ownership interests in the Company), a transfer of all or substantially all of the assets of the Company (including by reason of a transfer of entities or properties owned directly or indirectly by the Company), any reclassification, recapitalization or change of the outstanding equity interests of the Company, a conversion of the Company into another form of entity, or any other strategic transaction undertaken by the Company pursuant to which the Units of a Protected Partner are required to be exchanged for cash or equity in any other entity. Notwithstanding the above, a Fundamental Transaction shall not include (i) any transaction to the extent that as part of such transaction a Protected Partner is offered (whether or not such offer is accepted) consideration that would not result in the recognition of Built-In Gain by such Protected Partner, determined as if the consideration were accepted by the Protected Partner, or (ii) a redemption of Units pursuant to Section 8.6, 8.7(c) or 8.7(d) of the Company Agreement, or other conversion of Units into cash or REIT Shares by a Protected Partner (other than pursuant to a deemed exercise pursuant to Sections 8.7(a) or 8.7(b) of the Company Agreement).

(s)           “Government Entity” means any nation or government, any state, province or other political subdivision thereof, and any agency, authority, department, board, tribunal, commission or instrumentality thereof, and any person exercising executive, legislative, judicial, regulatory or administration functions of or pertaining to any of the foregoing.

(t)           “Guarantee Permissible Liability” means a liability with respect to which the lender permits a guarantee.

(u)          “Guaranteed Liability” means any Nonrecourse Indebtedness that is guaranteed, in whole or in part, by one or more Protected Partners in accordance with Section 2.2(b).

(v)          “Individual Guarantee Cap” means, with respect to each Protected Partner, such Protected Partner’s allocable Requested Debt Amount, as set forth on Annex C hereto, as amended and/or supplemented from time to time.

(w)          [Intentionally Omitted.]

(x)          “Minimum Debt Amount” shall mean, with respect to each Protected Property, the Existing Property Debt minus any scheduled amortization payments that would have been required to be paid under the terms of such Existing Property Debt prior to the maturity of such Existing Property Debt (but not including payments otherwise due at maturity of such Existing Property Debt, which shall be refinanced as applicable during the Protected Period in accordance with Section 2.2(f)). The initial Minimum Debt Amount with respect to each Protected Property is set forth on Annex C hereto, as amended and/or supplemented from time to time.

(y)          “Nonrecourse Indebtedness” shall mean, with respect to a Protected Property, indebtedness that is a “nonrecourse liability” of the Company within the meaning of Treasury Regulations Section 1.752-1(a)(2) and to which the Protected Property is subject for purposes of Treasury Regulations Section 1.752-3.

(z)           “Pass Through Entity” means a partnership, disregarded entity, grantor trust or S corporation for U.S. federal income tax purposes.

(aa)         “Permitted Disposition” means a sale, exchange or other disposition of Units (i) by a Protected Partner: (a) to such Protected Partner’s children, spouse, ex-spouse or issue; (b) to a trust for such Protected Partner or such Protected Partner’s children (including adopted children), spouse or issue; (c) in the case of a trust that is a Protected Partner, to its beneficiaries, or any of them, whether current or remainder beneficiaries, or to any successor trust or trusts for the benefit of the same beneficiaries; (d) to a revocable inter vivos trust of which such Protected Partner is a trustee; (e) in the case of any partnership or limited liability company that is a Protected Partner, to its partners or members; and/or (f) in the case of any corporation that is a Protected Partner, to its shareholders, and (ii) by a party described in clauses (a), (b), (c), (d), (e), or (f) to a partnership, limited liability company or corporation of which the only partners, members or shareholders, as applicable, are parties described in clauses (a), (b), (c), (d), (e), or (f); provided, however, that a Permitted Disposition shall not include (A) any sale, exchange or other disposition of Units to any “tax-exempt entity” within the meaning of Code Section 168(h) or that would otherwise cause all or any portion of any Company property to be classified as “tax-exempt use property” within the meaning of Code Section 168(h) or (B) any other disposition that is prohibited under the Company Agreement.

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(bb)        “Permitted Transferee” means a Person that is a permitted transferee for purposes of a transaction qualifying as a Permitted Disposition.

(cc)         “Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

(dd)        “Proceeding” shall have the meaning set forth in Section 3.4.

(ee)         “Protected Partner” shall mean (i) each Transferor, (ii) each other Person who holds Class A Units and who acquired such Units from a Transferor or another Protected Partner in a Permitted Disposition in which such Person’s adjusted basis in such Units, as determined for U.S. federal income tax purposes, is determined, in whole or in part, by reference to either (x) the adjusted basis of such Transferor or other Protected Partner in such Units or (y) the adjusted basis of such Person’s interest in such Transferor or other Protected Partner, and who has notified the Company of its status as a Protected Partner (with this condition being deemed to be satisfied for the Intermediate Substituted Non-Managing Members, the Second Intermediate Substituted Non-Managing Members, the Third Intermediate Substituted Non-Managing Members, the Fourth Intermediate Substituted Non-Managing Members, the Fifth Intermediate Substituted Non-Managing Members, the Sixth Intermediate Substituted Non-Managing Members and the Subsequent Substituted Non-Managing Members admitted to the Company pursuant to Section 11.3(c) of the Company Agreement), provided that all documentation reasonably requested by the Company or the Managing Member to verify such status, to any update any Annex by the Managing Member, to become a signatory to, and agree to the terms and conditions of, this Agreement, has been provided; and (iii) with respect to a Protected Partner that is a Pass Through Entity, and solely for purposes of computing the amount to be paid under Section 2.4(a) with respect to such Protected Partner and without duplication of any amount otherwise payable to such Protected Partner under Section 2.4(a), any Person who (x) holds an interest in such Protected Partner, either directly or through one or more Pass Through Entities, and (y) is required to include all or a portion of the income of such Protected Partner in its own gross income; provided, however, that in the event that multiple Persons may be treated as Protected Partners under this Section 1.1(dd) with respect to any particular Unit as a result of any transfer of such Unit (including pursuant to Section 11.3(c) of the Company Agreement), (A) in no event will the definition of Protected Partner under this Section 1.1(dd) or for any other purpose of this Agreement be construed in a manner that would result in the payment of any duplicative amounts; and (B) in the event of any overlapping claims by any such Persons that are attributable to such Unit, the Company shall be entitled to treat the Protected Partner that first made such claim as the sole Protected Partner to the extent of such overlapping claim for all purposes of this Agreement and shall not be required to make any payments under this Agreement to any other Protected Partners to the extent of such overlapping claim (it being understood that the Protected Partners shall resolve any disputes as to such overlapping claims amongst themselves and shall have no claims against the Company with respect thereto, which claims instead must be brought against the Protected Partner that first made such claim and to whom the Company makes any payment in accordance with this Agreement); provided, further that no Intermediate Substituted Non-Managing Member, Second Intermediate Substituted Non-Managing Member, Third Intermediate Substituted Non-Managing Member, Fourth Intermediate Substituted Non-Managing Member, Fifth Intermediate Substituted Non-Managing Member or Sixth Intermediate Substituted Non-Managing Member shall be treated as a Protected Partner unless, at or prior to the Second Tranche Closing, such Intermediate Substituted Non-Managing Member, Second Intermediate Substituted Non-Managing Member, Third Intermediate Substituted Non-Managing Member, Fourth Intermediate Substituted Non-Managing Member, Fifth Intermediate Substituted Non-Managing Member or Sixth Intermediate Substituted Non-Managing Member has provided to the Managing Member all of the information required to have been provided by such Member to the Company at the First Tranche Closing under such Member’s Unitholder Questionnaire that was not so provided by such Member at such Closing, and upon such information having been provided to the Managing Member in accordance with the foregoing, such applicable Substituted Non-Managing Member, Second Intermediate Substituted Non-Managing Member, Third Intermediate Substituted Non-Managing Member, Fourth Intermediate Substituted Non-Managing Member, Fifth Intermediate Substituted Non-Managing Member, or Sixth Intermediate Substituted Non-Managing Member shall become a Protected Partner in accordance with the terms of this Agreement, effective as of the date of this Agreement.

(ff)         “Protected Period” shall mean the period commencing on the First Tranche Closing Date and ending on September 30, 2027; provided, however, that the Protected Period shall end prior to September 30, 2027, with respect to the Units received by any Transferor (whether then held by such Transferor or any other Protected Partner) on any Closing Date, and with respect to any equity interests attributable thereto that are treated as Units under clause (ii) of the definition of “Units,” to the extent that there is a Final Determination that all or any portion of the Contribution occurring on such Closing Date did not qualify for tax-deferred treatment under Code Section 721.

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(gg)        “Protected Property” shall mean the property set forth on Annex B hereto, as amended and/or supplemented from time to time, transferred to the Company by a Transferor in a Contribution and any interest therein owned by the Company, and any property acquired by the Company in a transaction pursuant to which the tax basis of such property is determined in whole or in part by reference to the tax basis of such Protected Property.

(hh)        “REIT” shall mean the Managing Member or any of its Affiliates, including STWD.

(ii)          “Representative” shall have the meaning set forth in the Company Agreement.

(jj)          “Requested Debt Amount” means, with respect to any Protected Partner and Protected Property, the portion of the Minimum Debt Amount with respect to such Protected Property that is requested to be allocated to such Protected Partner; provided that the Requested Debt Amount shall not exceed the lesser of (i) product of the Minimum Debt Amount with respect to such Protected Property, multiplied by such Protected Partner’s Class A Percentage Interest or (ii) the then applicable amount necessary to prevent the recognition of Built-In Gain to such Protected Partners under Section 465, Section 707(a)(2)(B), Section 731 or Section 752 of the Code and Treasury Regulations.

(kk)        “STWD” means Starwood Property Trust, Inc., a Maryland corporation.

(ll)          “STWD Guaranty” has the meaning set forth in the Company Agreement.

(mm)      “Tax Claim” shall have the meaning set forth in Section 3.4.

(nn)        “Tax Protected Period Transfer” shall have the meaning set forth in Section 2.1(a).

(oo)        “Transferor” shall mean the persons designated on Annex A hereto, as amended and/or supplemented from time to time, as receiving Units on an applicable Closing Date.

(pp)        “Treasury Regulations” means the income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

(qq)        “Units” means (i) the units in the Company that were received by the Transferors on account of the Contribution that were distributed to the Intermediate Substituted Non-Managing Members (and, in certain cases, the Second Intermediate Substituted Non-Managing Members, the Third Intermediate Substituted Non-Managing Members, the Fourth Intermediate Substituted Non-Managing Members, the Fifth Intermediate Substituted Non-Managing Members, and the Sixth Intermediate Substituted Non-Managing Members) and further distributed to the Subsequent Substituted Non-Managing Members and (ii) equity interests in an entity treated as a partnership for U.S. federal income tax purposes received by any Protected Partner in exchange for Units pursuant to a Fundamental Transaction with respect to which the Protected Partner’s tax basis in such equity interests is determined in whole or in part with reference to the Protected Partner’s tax basis in such Units.

ARTICLE II

RESTRICTIONS RELATING TO PROTECTED PROPERTIES.

Section 2.1            Restrictions on Dispositions of Protected Properties.

(a)           Except as otherwise provided in this Section 2.1 and subject to Section 2.4, during the Protected Period, neither the Company nor any entity in which the Company holds a direct or indirect interest will consummate (i) a sale, transfer, exchange, or other disposition of any Protected Property or any interest therein held by the Company directly or indirectly in a transaction that results in an allocation to any Protected Partner of all or any portion of its Built-In Gain with respect to such Protected Property under Code Section 704(c) (including any portion thereof recognized under Code Section 704(c)(1)(B)), (ii) a distribution by the Company to a Protected Partner that results in the recognition of all or any portion of the Protected Partner’s Built-In Gain with respect to a Protected Property under Code Section 737, or (iii) any Fundamental Transaction that would result in the recognition of gain by any Protected Partner (any such disposition under clause (i), distribution under clause (ii) or Fundamental Transaction under clause (iii) taking place during the Protected Period, a “Tax Protected Period Transfer”); provided however, that if a Representative (in his or her capacity as such) expressly consents to such Tax Protected Period Transfer in writing, the Company shall not be deemed to be in breach of its obligations hereunder regarding such Tax Protected Period Transfer with respect to the Protected Partners, and no payment shall be due under Section 2.4(a) as a result of such Tax Protected Period Transfer with respect to any Protected Partner.

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(b)          Section 2.1(a) shall not apply to any Tax Protected Period Transfer in a transaction in which no gain is allocated to or required to be recognized by a Protected Partner, including a transaction qualifying under Code Section 1031, Code Section 351 or Code Section 721 (or any successor statutes) if no gain is allocated to or required to be recognized by such Protected Partner in such transaction, provided however that, subject to the limitations set forth in this Agreement, this Agreement shall thereafter apply with respect to the property received by the Company in such transaction to the extent such property is received in exchange for property contributed by such Protected Partner.

(c)          Section 2.1(a) shall not apply to any Tax Protected Period Transfer as a result of the condemnation or other taking (including a casualty) of a Protected Property by a Government Entity in an eminent domain or condemnation proceeding or otherwise, provided that, if the proceeds of such condemnation or other taking (including a casualty) exceed $500,000, determined separately with respect to each applicable occurrence, the Company shall use commercially reasonable efforts to structure such condemnation or other taking (including a casualty) as either a tax-free like-kind exchange under Code Section 1031 or a tax-free reinvestment of proceeds under Code Section 1033, provided further that, regardless of the amount of such proceeds, in no event shall the Company be obligated to acquire, rehabilitate or invest in any property that it otherwise would not have acquired, rehabilitated or invested in.

Section 2.2           Obligation to Maintain Nonrecourse Indebtedness.

(a)         Except as otherwise provided in this Section 2.2 and subject to Section 2.4, during the Protected Period, with respect to each Protected Property then held by the Company, the Company shall maintain, directly or indirectly, an amount of Nonrecourse Indebtedness secured by such Protected Property or to which the Protected Property is otherwise subject for purposes of Treasury Regulations Section 1.752-3(a) in an amount that is not less than the Minimum Debt Amount with respect to such Protected Property, and the Company shall allocate such Nonrecourse Indebtedness to the Protected Partners in accordance with Section 752 of the Code and the Treasury Regulations. Annex C hereto sets forth, with respect to each Protected Property, each Protected Partner’s Requested Debt Amount with respect to such Protected Property. To the extent a Protected Partner is required (in accordance with

Section 2.2(b)) to guarantee any Nonrecourse Indebtedness in order to be allocated its Requested Debt Amount and does not do so (except to the extent such failure to do so is the direct result of a failure by the Company to use reasonable efforts to cause the lender to agree to the Debt Guarantee form or other mutually agreed upon form to the extent required in accordance with Section 2.2(b)), the Company shall not be treated as having breached its obligation under this Section 2.2(a) to the extent of such failure. The Minimum Debt Amount may be decreased over time (as reasonably determined by the Company) to an amount that reflects the then applicable amount necessary to prevent the recognition of Built-In Gain to such Protected Partners under Section 465, Section 707(a)(2)(B), Section 731 or Section 752 of the Code and Treasury Regulations.

(b)          During the Protected Period, each Protected Partner shall have the right, but not the obligation, upon forty-five (45) days’ written notice, to offer a Debt Guarantee of one or more Nonrecourse Indebtednesses in an aggregate amount up to the Individual Guarantee Cap with respect to such Protected Partner, and the Company shall use reasonable efforts, at such Protected Partner’s expense, to cause the applicable lender to agree to accept such Debt Guarantee in the form attached hereto as Annex E or in such other form as may be acceptable to the Protected Partner, the Company, and the applicable lender; provided that the Company makes no representation or warranty that the applicable lender accepted or shall accept any such Debt Guarantee. In connection with any request by any Protected Partner to offer a Debt Guarantee, the parties hereto hereby agree as follows:

(i)        If such lender agrees to accept such Debt Guarantee, then, as a condition to the execution and delivery of such Debt Guarantee, the applicable Protected Partner(s), the Company and the applicable lender will enter into an agreement (in form and substance satisfactory to the applicable lender and reasonably satisfactory to the Company and the Protected Partner(s)) under which such Protected Partner(s) shall confirm that (x) such Protected Partner(s) will have no approval right in connection with or relating to the Debt Guarantee with respect to any modification or amendment to any of the loan documents evidencing and/or securing the applicable loan, and (y) the applicable Debt Guarantee will remain in full force and effect with respect to the loan documents evidencing and/or securing such loan, including any and all modifications or amendments thereto, without a contemporaneous approval, confirmation or ratification by such Protected Partner(s).

(ii)       If a Protected Partner executes a Debt Guarantee in a form acceptable to the Company and the applicable lender under the Guaranteed Liability, the Company shall deliver a copy of such Debt Guarantee to such lender promptly after receiving such copy from the relevant Protected Partner.

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(iii)      Any Protected Partner delivering a Debt Guarantee pursuant to this Section 2.2(b) shall promptly reimburse the Company and the Managing Member for all reasonable costs and expenses (including any amounts charged to the Company by the applicable lender) incurred by the Company and Managing Member in complying with this Section 2.2(b).

(iv)      If, at any time, any Protected Partner executes and delivers a Debt Guarantee to a lender in accordance with this Section 2.2(b), and if, notwithstanding the provisions of any agreement entered into in accordance with clause (i) of this Section 2.2(b), in connection with a proposed modification or amendment to the related loan documents the applicable lender requests from the applicable Protected Partner(s) a confirmation and ratification of the Debt Guarantee, then, provided that the proposed modification or amendment is a Consistent Amendment (hereinafter defined), the applicable Protected Partner(s) will ratify and confirm that the Debt Guarantee remains in full force and effect and shall not be impacted, terminated or modified in any way as a result of such loan modification (other than modifications that occur pursuant to Section 6(a) of the form of Debt Guarantee annexed hereto as Annex E) and such Protected Partner(s) will execute and deliver such written consent, confirmation and ratification no later than five (5) Business Days after being requested to do so by the Company. In the event that a Protected Partner fails to ratify and confirm a Debt Guarantee in accordance with this Section 2.2(b)(iv), then (i) the Managing Member may, in its discretion and to the extent permitted by law, reduce the portion (if any) of such Guaranteed Liability that is allocable to such Protected Partner for purposes of Section 752 of the Code; and (ii) regardless of any actions taken by the Managing Member pursuant to the preceding clause (i), the Company shall, with respect to such Protected Partner, be deemed to have satisfied in full its obligations under Section 2.2 with respect to such Nonrecourse Indebtedness for all purposes of this Agreement (and shall have no obligation to such Protected Partner under Section 2.4(a)(ii) of this Agreement with respect to the Nonrecourse Indebtedness to which such Debt Guarantee relates).

(v)       Prior to entering into any amendment or modification to the loan documents evidencing a Guaranteed Liability, the Company will deliver to each Protected Partner(s) that has at that time delivered a Debt Guarantee that remains outstanding with respect to such Guaranteed Liability, a brief summary of the key business terms of such amendment or modification. Such Protected Partner(s) shall have five (5) Business Days (x) to solicit any additional information from the Company regarding the amendment or modification and (y) to object to such amendment or modification, but the Protected Partner(s) shall be entitled to object only if such Protected Partner(s) conclude, in such Protected Partner(s)’ reasonable discretion, that solely as a result of such proposed amendment or modification, there would be a reduction in the amount of such Guaranteed Liability that would be allocated to such Protected Partner(s) under Section 752 of the Code and the Treasury Regulations thereunder (as compared to the amount of such Guaranteed Liability that would be so allocated to such Protected Partner(s) in the absence of such modification or amendment), it being understood and agreed that Protected Partner(s) shall have no other basis upon which to object to the proposed modification or amendment. Any such objection shall be delivered to the Company in writing prior to the expiration of such five (5) Business Day period and shall explain the specific basis for such objection. If the Company receives any such objection notice, the Company will not enter into the proposed amendment or modification, and any future revisions to the proposed amendment or modification shall be subject to the approval process set forth in this clause (v). If the Protected Partner(s) either notify the Company that the Protected Partner(s) do not object to the proposed business terms, or if Protected Partner(s) fail to respond during such five (5) Business Day period, then the Company shall be permitted to enter into the proposed amendment or modification, and such Protected Partner(s) shall be deemed to have approved such proposed amendment or modification (any such proposed amendment or modification, a “Consistent Amendment”).

In no event shall the aggregate amount of all Debt Guarantees executed by all Protected Partners with respect to any Protected Property exceed the applicable Requested Debt Amounts with respect to such Protected Property. The Company shall not be liable for any taxes incurred by any Protected Partner as a result of the failure of such Protected Partner to exercise its rights under this Section 2.2(b). Notwithstanding any other provision of this Agreement, the Company shall be deemed to have satisfied its obligation under Section 2.2(a) to maintain an amount of Nonrecourse Indebtedness at least equal to the Minimum Debt Amount at any given time if the Company maintained at such time an amount of Nonrecourse Indebtedness that are Guarantee Permissible Liabilities at least equal to the aggregate Individual Guarantee Caps of all Protected Partners at such time.

(c)         During the Protected Period, the Company shall not allow a Debt Notification Event to occur unless the Company provides at least thirty (30) days’ prior written notice (a “Section 2.2 Notice”) to each Protected Partner that has executed a Debt Guarantee with respect to Nonrecourse Indebtedness to which the Debt Notification Event relates and that may be affected thereby. The Section 2.2 Notice shall describe the Debt Notification Event and designate one or more Nonrecourse Indebtednesses (having an aggregate principal amount and remaining term that is not less than the principal amount and remaining term of the Guaranteed Liability to which the Debt Notification Event Relates) that may be guaranteed by the Protected Partners pursuant to Section 2.2(b) of this Agreement. Any Protected Partner that desires to execute a Debt Guarantee following the receipt of a Section 2.2 Notice shall provide the Company with notice thereof within fifteen (15) days after the date of the Section 2.2 Notice, it being understood that the forty-five day notification requirement of Section 2.2(b) shall not apply to a Debt Guarantee request made by a Protected Partner in response to a Section 2.2 Notice.

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(d)         Neither the Managing Member nor the Company makes any representation or warranty to any Protected Partner concerning the treatment or effect of any Debt Guarantee under federal, state, local, or foreign tax law, and neither the Managing Member nor any of its Affiliates nor the Company bears any responsibility for any tax liability of any Protected Partner or Affiliate thereof that is attributable to a reallocation, by a taxing authority, of debt subject to a Debt Guarantee, including pursuant to a Consistent Amendment. In furtherance of, and without limiting, the foregoing, neither the Managing Member nor any of its Affiliates nor the Company makes any representation or warranty to any Protected Partner that providing a Debt Guarantee entered into pursuant to this Agreement will be respected for federal income tax purposes as providing any Protected Partner with an allocation of any such Guaranteed Liability for purposes of Section 752 of the Code or as causing any Protected Partner to be considered “at risk” with respect to such Guaranteed Liability for purposes of Section 465 of the Code, including as a result of the lender’s acceptance or non-acceptance of such guarantee. The Company shall reasonably cooperate, at the Protected Partners’ expense, with the Protected Partners to determine the amount of Company liabilities that the Company intends to allocate to the Protected Partners under Section 752 of the Code and the Regulations.

(e)         The Company shall be permitted to make any payments required under the terms of each Existing Property Debt prior to the maturity thereof, and notwithstanding any other provision of this Agreement, the Company shall be deemed to satisfy its obligations under Section 2.2(a) and under Section 2.2(f) with respect to a Protected Property for so long and to the extent that it maintains the Existing Property Debt for such Protected Property (other than scheduled amortization pursuant to the terms of such Existing Property Debt prior to, but not in connection with, payments due at maturity of such Existing Property Debt).

(f)         Except as otherwise provided in this Section 2.2, and subject to Section 2.4, prior to the maturity date of the Existing Property Debt for a Protected Property the Company may, and no later than the maturity date of such Existing Property Debt for a Protected Property the Company shall, refinance such Existing Property Debt with Nonrecourse Indebtedness secured by the applicable Protected Property having an outstanding balance that will remain at an amount that is at least equal to the Minimum Debt Amount for such Protected Property.

(g)         Notwithstanding anything to the contrary herein, but subject to Section 2.4, the Company shall have the right to refinance the Existing Property Debt for any Protected Property with Nonrecourse Indebtedness not described in Section 2.2(f), but only if the amount of Nonrecourse Indebtedness that is allocated to the Protected Partners with respect to such Protected Property under Treasury Regulations Section 1.752-3 is not less than the amount of Nonrecourse Indebtedness that would have been allocated to such Protected Partners under Treasury Regulations Section 1.752-3 if the Company had maintained an amount of Nonrecourse Indebtedness secured by such Protected Property not less than the Minimum Debt Amount with respect to such Protected Property.

(h)         A failure to comply with Section 2.2(a)-(g) shall not be a breach under this Agreement and shall not entitle any Protected Partner to a payment under Section 2.4  to the extent that (i) the failure does not reduce the amount of Nonrecourse Indebtedness that is allocated to the Protected Partner under Treasury Regulations Section 1.752-3 below such Protected Partner’s Requested Debt Amount (taking into account Debt Guarantees requested by such Protected Partner), (ii) the failure arises as a result of the condemnation or other taking of the Protected Property by a Government Entity in an eminent domain or condemnation proceeding or otherwise, (iii) the failure results from an obligation to perform under a guarantee that was caused by a pre-existing condition with respect to the Protected Property, (iv) the failure arises as a result of a casualty event with respect to a Protected Property in connection with which a lender requires any insurance proceeds or other related awards be applied to any loan secured by the applicable Protected Property thereby reducing the amount of Nonrecourse Indebtedness allocable to one or more Protected Partners with respect to such Protected Property or (v) the failure arises as a result of the transfer of any Units by any Person (including, without limitation, as a result of any transfer resulting from a Foreclosure Event or as a result of any transfers by the Transferors, the Intermediate Substituted Non-Managing Members, the Second Intermediate Substituted Non-Managing Members, the Third Intermediate Substituted Non- Managing Members, the Fourth Intermediate Substituted Non-Managing Members, the Fifth Intermediate Substituted Non-Managing Members, or the Sixth Intermediate Substituted Non-Managing Members pursuant to Section 11.3(c) of the Company Agreement); provided however, that in the case of a condemnation or other taking of Protected Property pursuant to clause (ii) or a casualty event pursuant to clause (iv), the Company shall use commercially reasonable efforts to replace such Nonrecourse Indebtedness securing such Protected Property with other Nonrecourse Indebtedness that is allocated to each applicable Protected Partner pursuant to Treasury Regulations Section 1.752-3 in the same amounts as allocated prior to such event.

(i)           With respect to each (and any) Nonrecourse Indebtedness described in Section 2.2(a) with respect to a Protected Property, any “excess nonrecourse liability” shall be allocated in the 1%/99% ratio provided for in Section 6.2(b) of the Company Agreement; provided, however, that if and to the extent with respect to any taxable year of the Company during the Protected Period, the Managing Member determines (in its reasonable discretion) that the use of the Additional Method would avoid any such Protected Partner recognizing all or a portion of its share of Built-In Gain, the Managing Member shall cause the Company

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to first allocate such “excess nonrecourse liability” to such Protected Partners in accordance with the Additional Method (but not in an amount exceeding the remaining amount of Built-In Gain allocable to such Protected Partners with respect to such Protected Property, after taking into account the allocation pursuant to Treasury Regulations Section 1.752-3(a)(2)). Notwithstanding anything to the contrary in this Agreement, the Managing Member shall not be deemed to have breached this Section 2.2(i) with respect to any taxable year of the Company unless (i) a Protected Partner has notified the Managing Member in writing, no later than ten (10) Business Days after receiving its Schedule K-1 with respect to such taxable year, that the Company’s failure to allocate “excess nonrecourse liability” to such Protected Partner in accordance with the Additional Method would cause such Protected Partner to recognize all or a portion of its share of Built-In Gain during such taxable year, (ii) the Protected Partner has provided the Managing Member with all information and supporting documentation reasonably necessary for the Managing Member to conclude that the Company’s failure to so allocate “excess nonrecourse liability” to such Protected Partner would result in the recognition of all or a portion of such Built-In Gain; and (iii) the Managing Member nevertheless fails to cause the Company to modify the allocation of such “excess nonrecourse liability” accordingly.

Section 2.3        Annexes; Procedural Matters

(a)          Annex B sets forth (or will pursuant to Section 2.3(c) set forth), with respect to each of the Protected Properties anticipated to be transferred to the Company, an estimated computation of :

(i)          the initial Built-In Gain amount with respect to each such Protected Property as of the date of this Agreement (the “Initial Built-In Gain”);

(ii)         each Protected Partner’s adjusted tax basis in each such Protected Property as of December 31, 2016 and as of the date of this Agreement (the “Tax Basis Amount”);

(iii)         each Protected Partner’s share of the aggregate Built-In Gain with respect to each such Protected Property as of the date of this Agreement (the “Built-In Gain Share”);

(iv)         each Protected Partner’s expected initial tax capital account in the Units received by such Protected Partner with respect to each such Protected Property (the “Tax Capital Amount”); and

(v)          the amount of any adjustments under Section 734 or 743 that could affect the calculation of an Applicable Tax Liability with respect to each such Protected Property as of December 31, 2016, and as of the date of this Agreement (the “734/743 Adjustment Amount”).

(b)          Annex C sets forth (or will pursuant to Section 2.3(c) set forth), with respect to each Protected Property anticipated to be transferred to the Company, (i) an estimated computation of the Minimum Debt Amount based on the scheduled amortization payments required to be paid under the terms of the Existing Property Debt with respect to each such Protected Property prior to the maturity of such Existing Property Debt (the “Allocable Minimum Debt Amount”) and (ii) each Protected Partner’s Requested Debt Amount with respect to such Protected Property.

(c)          In the event that, as of the date of this Agreement, Annex B or Annex C omits any information with respect to any Intermediate Substituted Non-Managing Member, Second Intermediate Substituted Non-Managing Member, Third Intermediate Substituted Non-Managing Member, Fourth Intermediate Substituted Non-Managing Member, Fifth Intermediate Substituted Non-Managing Member, or Sixth Intermediate Substituted Non-Managing Member, the Transferors shall, as soon as practicable, but in any event no later than the First Tranche Closing, provide to the Managing Member all information (together with any supporting documentation reasonably requested by the Managing Member), in form and substance reasonably satisfactory to the Managing Member, that is necessary for the completion of Annex B and Annex C with respect to each Intermediate Substituted Non-Managing Member, Second Intermediate Substituted Non-Managing Member, Third Intermediate Substituted Non-Managing Member, Fourth Intermediate Substituted Non-Managing Member, Fifth Intermediate Substituted Non-Managing Member, or Sixth Intermediate Substituted Non-Managing Member; provided that it shall not be unreasonable for the Managing Member to disagree with and refuse to accept any information provided by the Transferors pursuant to this Section 2.3(c) to the extent such information is inconsistent with the information set forth on Annex B or Annex C as of the date of this Agreement.

(d)          As soon as practicable, but in any event no later than thirty (30) days prior to each Closing Date, the applicable Transferors may, with respect to the Protected Properties being transferred on such Closing Date, prepare and deliver to the Managing Member an adjustment statement setting forth any revised calculation of the Initial Built-In Gain, the Tax Basis Amount, the Built-In Gain Share, the Tax Capital Amount, the 734/743 Adjustment Amount, the Allocable Minimum Debt Amount and the Requested Debt Amounts, in each case to the extent attributable to accrued depreciation or amortization or debt service between the date of this Agreement and such Closing Date. In the event that the Managing Member notifies a

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Transferor of any objections to such Initial Built-In Gain, Tax Basis Amount, Built-In Gain Share, Tax Capital Amount, 734/743 Adjustment Amount, Allocable Minimum Debt Amount or Requested Debt Amounts, the Representatives and the Managing Member shall reasonably cooperate with one another to make further adjustments to such estimated Initial Built-In Gain, Tax Basis Amount, Built-In Gain Share, Tax Capital Amount, 734/743 Adjustment Amount, Allocable Minimum Debt Amount and/or Requested Debt Amounts, as applicable. The estimated Initial Built-In Gain, Tax Basis Amount, Built-In Gain Share, Tax Capital Amount, 734/743 Adjustment Amount, Allocable Minimum Debt Amount and Requested Debt Amounts, as revised to reflect (i) the correction of any errors identified by the Transferors in an amount not exceeding $25,000 in the aggregate (taking into account all other corrections under this clause (i)); or (ii) any reasonable objections of the Managing Member, shall, subject to Section 2.3(e) below, be considered final and binding for purposes of this Agreement.

(e)          Notwithstanding anything to the contrary in Section 4.1, the Managing Member may, in its reasonable discretion:

(i)           update and/or supplement any Annex hereto to reflect any changes to Transferors, the Protected Partners or the Protected Properties in accordance with the terms of this Agreement and the Contribution Agreement;

(ii)          update and/or supplement Annex B and Annex C to reflect the adjustments contemplated by Section 1.1(e),  Section 1.1(w),  Section 1.1(ff), and this Section 2.3; and

(iii)         update and/or supplement Annex E to reflect any changes contemplated by Section 1.1(l).

(f)           Each Transferor and Protected Partner shall, and shall cause the Representatives to, cooperate with all reasonable requests for documentation supporting the calculation of the Initial Built-In Gain, the Tax Basis Amount, the Built-In Gain Share, the Tax Capital Amount, the 734/743 Adjustment Amount, the Allocable Minimum Debt Amount and the Requested Debt Amounts with respect to each Protected Property and the Transferors and Protected Partners shall, and shall cause the Representatives to, cause any information reasonably requested by the Company to be provided as promptly as is reasonably practicable after receipt of such request, including, without limitation, the following information regarding each of the fixed assets (depreciable and non-depreciable) comprising the Protected Property to the extent not already provided to the Company: (A) cost and additions from inception, (B) accumulated depreciation, (C) depreciation method used and (D) useful life remaining.

(g)          Neither the Company nor the Managing Member nor any of its Affiliates shall be required to comply with or otherwise satisfy the provisions of Section 2.4(i) with respect to any recognized income or gain resulting from any failure by a Transferor or Protected Partner to satisfy (or cause the Representatives to satisfy) any obligations under Section 2.3(f), to the extent such failure to comply directly results in a recognition of income or gain by a Protected Partner that otherwise would not have occurred but for such failure; or (ii) with respect to any incomplete or incorrect information provided in connection with the preparation of any Annex hereto or otherwise provided under this Section 2.3.

Section 2.4           Indemnification; Liability.

(a)          Payment for Breach. Except as otherwise provided in this Agreement:

(i)           In the event of a Tax Protected Period Transfer described in Section 2.1(a) or a breach by the Company of an agreed upon reporting position in Section 3.1(a) or Section 3.1(b), the Company shall pay to such Protected Partner an amount equal to the sum of (A) the Applicable Tax Liability (if any) attributable to such Tax Protected Period Transfer or breach, plus (B) an estimated amount equal to the aggregate federal, state, and local income taxes payable by the Protected Partner as a result of the receipt of any payment required under the preceding clause (A) and this clause (B), calculated by applying the Effective Tax Rate that applies with respect to any such additional income.

(ii)          In the event of a breach of Section 2.2(a) that causes a Protected Partner to recognize gain under Code section 731, the Company shall pay to such Protected Partner an amount equal to the sum of (A) the Applicable Tax Liability (if any) attributable to such breach, plus (B) an estimated amount equal to the aggregate federal, state, and local income taxes payable by the Protected Partner as a result of the receipt of any payment required under the preceding clause (A) and this clause (B), calculated by applying the Effective Tax Rate that applies with respect to any such additional income.

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Any payments due under this Section 2.4(a) shall be paid in accordance with Section 2.4(d). Payment of any such amounts and any other amounts owed by the Company under this Agreement shall be guaranteed by STWD pursuant to the STWD Guaranty.

(b)          Exclusive Remedy. The parties hereto agree and acknowledge that the payment obligations of the Company pursuant to Section 2.4(a) hereof shall constitute liquidated damages for any breach by the Company of this Agreement, and shall be the sole and exclusive remedy of the Protected Partners for any such breach of this Agreement. No Protected Partner shall bring any claim for specific performance under this Agreement for any breach of this Agreement, other than a claim for performance of the payment obligations set forth in this Section 2.4, or bring a claim against any Person that acquires a Protected Property from the Company in violation of Section 2.1(a).

(c)          Limitations.

(i)        For the avoidance of doubt, the Company shall not be liable to any Protected Partner for any income or gain (A) allocated to such Protected Partner with respect to Units that is not the result of a breach by the Company of its obligations or agreements under this Agreement, (B) resulting from distributions by the Company made with respect to all holders of Class A Units, (C) resulting from the receipt (or deemed receipt) of cash or other property on any Closing Date (including any portion of such cash received or deemed received that is intended to be treated as a reimbursement of capital expenditures or the assumption of any “qualified liabilities” as defined in Treasury Regulation Section 1.707-5(a)(6)), (D) resulting from the transfers by the Transferors, the Intermediate Substituted Non-Managing Members, the Second Intermediate Substituted Non-Managing Members, the Third Intermediate Substituted Non-Managing Members, the Fourth Intermediate Substituted Non-Managing Members, the Fifth Intermediate Substituted Non-Managing Members, or the Sixth Intermediate Substituted Non-Managing Members pursuant to Section 11.3(c) of the Company Agreement, or (E) to the extent of a Final Determination that is contrary to the tax reporting positions provided for in Section 3.1(a) or Section 3.1(b).

(ii)       No officer, director, member, or employee of the Company, STWD, the Managing Member or any of their respective affiliates shall have any liability for any breach of the obligations and agreements of the Company under this Agreement.

(iii)      Except to the extent arising as a result of the Company’s breach of its obligations under Section 2.1,  Section 2.2,  Section 3.1(a) or Section 3.1(b) of this Agreement, the Protected Partners shall not be entitled to indemnification from the Company for any tax liabilities incurred as a result of any tax authority treating any portion of the Contribution as a taxable exchange (rather than a tax-deferred contribution) for purposes of any tax laws (and notwithstanding Section 3.1(a) or Section 3.1(b)).

(iv)      To the extent an imputed underpayment under Code Section 6225 is assessed against the Company and such assessment implicates the terms of, or payments that have been made or that could be required to be made pursuant to, this Agreement, the parties hereto shall reasonably cooperate as necessary to preserve the economic arrangement intended by the terms of this Agreement to the maximum extent possible, and the parties hereto (and any successor to a party hereto) acknowledge and agree that the preservation of the intended economic arrangement includes, without limitation, preventing any party from receiving a windfall or from having to pay duplicate damages and ensuring that, except as required by Section 2.4(c)(iii) above, the Company does not bear any cost, expense or liability associated with a challenge of the tax treatment described in Section 3.1 or any challenge to the treatment of any Debt Guarantee (which costs, expenses and liabilities shall instead be borne by the Protected Partners).

(v)       In the event that (A) a Protected Partner holds equity received in a Fundamental Transaction in which the Protected Partner recognizes gain but such equity is treated as Units by reason of clause (ii) of the definition of “Units”  (e.g., in a partially taxable Fundamental Transaction) or (B) a property is treated as Protected Property by reason of being acquired in a transaction pursuant to which the tax basis of such property is determined in whole or in part by reference to the tax basis of Protected Property (e.g., in a partially taxable transaction), appropriate adjustments shall be made to any payments required under this Agreement so that the Company is not required to make any payment that would result in receipt of a windfall or to pay duplicate damages with respect to such Units or Protected Property.

(d)          Payment and Dispute Resolution Matters With Respect to Section 2.4(a).

(i)        In the event that there has been a breach by the Company of any of its obligations under this Agreement during the Protected Period for which payment is required under Section 2.4(a), the Company shall provide to each Representative notice of the breach as soon as reasonably practicable thereafter. As soon as reasonably practicable

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after giving notice described in the preceding sentence (subject to delay pending the receipt of any information requested pursuant to the penultimate sentence of this Section 2.4(d)(i)), the Company shall be obligated to (A) provide each Representative with a detailed calculation of the amount due under Section 2.4(a) with respect to such breach for each of the Protected Partners, and (B) provide each Representative with such evidence or verification as such Representative may reasonably require as to the items necessary to confirm the calculation of such amounts. The Protected Partners shall, and shall cause the Representatives to, cooperate with the Company and to provide any information reasonably requested by the Company in order to assist the Company in making the calculations required under this Section 2.4(d)(i) with respect to each breach, including without limitation information relating to adjustments under Code Sections 743 and 734, and information relating to the computation of the Effective Tax Rate, and, subject to obtaining such cooperation, the Company shall, subject to Section 2.4(d)(ii), finalize the calculation of the amount due to each Protected Partner with respect to the breach as soon as reasonably practicable; provided, however, that to the extent the Protected Partners fail to provide (or fail to cause the Representatives to provide) information, the Company may make any good faith assumptions with respect to matters for which it does not have adequate information as a result of such failure. Once such amounts have been finalized in accordance with this Section 2.4(d)(i) and (ii), the Company shall promptly pay the amounts so due with respect to the breach to the relevant Protected Partners.

(ii)       If the Company has breached or violated any of the covenants set forth in this Agreement (or a Protected Partner asserts that the Company has breached or violated any of the covenants set forth in this Agreement), the Protected Partner shall cause the Representatives to negotiate in good faith with the Company to resolve any disagreements regarding any such breach or violation and the amount of damages, if any, payable to the Protected Partners under Section 2.4(a). If the Company and the Representatives agree as to a breach or covenant violation but disagree as to the amount of damages payable under Section 2.4(a), and such disagreement cannot be resolved through such negotiations, the Company shall consult with its accountants to determine a reasonable calculation of the amount of damages payable, which determination shall be binding absent a determination to the contrary by the Accounting Firm (as defined below) in accordance with this Section 2.4(d) that the Company acted unreasonably.

(iii)      If any disagreement between the Company and one or more Protected Partners as to whether the Company breached or violated any covenant in this Agreement with respect to such Protected Partners, or any allegation that the Company’s determination of damages with respect to such Protected Partners was not reasonable cannot be resolved within sixty (60) days after the receipt of a notice of disagreement from the aggrieved party, the Company and the Representatives shall jointly retain an accounting firm (an  “Accounting Firm”)  selected by the Company from a list prepared by the Representatives within thirty (30) days following expiration of such sixty (60) day period of five independent accounting firms. Each accounting firm on such list must be comprised of at least one hundred fifty (150) certified public accountants, and two of the accounting firms on such list must be “Big Four” accounting firms; provided, however, that (i) the requirement for such list to include two Big Four accounting firms shall only apply to the extent that at least two of Big Four accounting firms are not then representing, and have not in the three years prior to the due date of such list represented, the Company and/or the REIT with respect to income tax return preparation or the audit of financial statements, (ii) the Company shall inform the Representatives of which of the Big Four accounting firms is providing or has during such period provided such representation, and (iii) if the Representatives do not provide a list meeting the requirements of this sentence within such thirty (30) day period the Company may select any nationally recognized accounting firm to serve as the Accounting Firm for the relevant disputes. The Accounting Firm will act as an arbitrator to resolve as expeditiously as possible all points of any such disagreement (including, without limitation, whether a breach of any of the covenants set forth in this Agreement has occurred and, if so, whether the Company’s determination of the amount of damages to which the Protected Partner is entitled as a result thereof under Section 2.4(a) was reasonable). All determinations made by the Accounting Firm with respect to the resolution of any breach or violation of any of the covenants set forth in this Agreement and the reasonableness of the amount of damages payable to the Protected Partners under Section 2.4(a) shall be final, conclusive and binding on the Company and the Protected Partners. If the Accounting Firm determines that the Company’s calculation of damages was not reasonable, the Accounting Firm shall calculate the proper amount required to be paid. The fees and expenses of any Accounting Firm incurred in connection with any such determination with respect to any dispute between the Company and the Protected Partners shall be borne fifty percent (50%) by the Company and fifty percent (50%) by the Protected Partners. For the avoidance of doubt, the Company shall not be liable for any fees or expenses of any Accounting Firm with respect to any challenge of the tax treatment described in Section 3.1 or with respect to any Debt Guarantee. Each Protected Partner shall cause the Representatives to take any and all actions contemplated to be taken by such Representatives under this Section 2.4(d)(iii).

Section 2.5           Protected Property Effective Date. For the avoidance of doubt, the restrictions and undertakings under this Article II with respect to any Protected Property and any associated Nonrecourse Indebtedness with respect to such Protected Property shall not be effective until the applicable Closing Date on which such Protected Property is transferred to the Company (or applicable Opco Sub).

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ARTICLE III

TAX TREATMENT AND REPORTING; TAX PROCEEDINGS; IMPUTED

UNDERPAYMENTS.

Section 3.1           Tax Treatment of Transaction

(a)          The parties hereto agree that, for U.S. federal income tax purposes (and for purposes of analogous state and local taxes imposed on, or measured in whole or in part by, federal taxable income), (i) the transfer of each of the Protected Properties to the Company will be reported on their respective applicable income tax returns as in part a taxable sale of the Protected Properties and in part a tax-deferred contribution under Code Section 721 of the Protected Properties to the Company exchange for Units, all in accordance with Sections 2.8 and 2.9.1 of the Contribution Agreement and (ii) the contributions by Transferors to the Company (or the applicable Opco Subs, as defined in the Contribution Agreement) shall be treated by the Parties for reporting purposes as having been made subject to the Designated Mortgage Loans (as defined in the Contribution Agreement) in accordance with Section 2.9.4 of the Contribution Agreement. The parties further agree that Schedule 8A to the Contribution agreement sets forth, with respect to each Protected Property, the amount of Designated Mortgage Loans that the parties intend to treat for federal income tax reporting purposes (and for purposes of any analogous state or local taxes imposed on or measured by federal taxable income) as “qualified liabilities” within the meaning of Treasury Regulation Section 1.707-5(a)(6).

(b)          No party hereto shall take any position in any U.S. federal, state, or local income tax returns or for any income tax purposes that is contrary to the characterization described in this Section 3.1 or in Section 2.9.1 of the Contribution Agreement, unless such position is otherwise required by a change in applicable tax law, a change in interpretation of applicable tax law, or a change in facts, or pursuant to a Final Determination.

(c)          Despite the undertakings by the Company to treat the transfer of the Protected Properties to the Company in part as a tax-deferred contribution under Code Section 721 (in the manner and to the extent required under this Section 3.1 or under Section 2.9 of the Contribution Agreement) in preparing its tax returns for federal income tax reporting purposes, the Company makes no, and the Transferors acknowledge that the Company is not making any, representation or warranty as to the correctness of that treatment, and the Company undertakes no liability or responsibility under this Agreement, the Contribution Agreement or otherwise to the Transferors, concerning the federal, state, or local tax consequences of the transactions contemplated by the Contribution Agreement, including without limitation the treatment of any cash distributions made thereunder as being in reimbursement of preformation expenditures within the meaning of Treasury Regulation Section 1.707-4(d) (despite their having been identified as such on Schedule 8 to the Contribution Agreement) or the treatment of any portion of the Existing Property Debt as “qualified liabilities” within the meaning of Treasury Regulation Section 1.707-5(a)(6) to which the Protected Properties are subject (or treated as subject to) at the time of their transfer to the Company (despite their having been identified as such on Schedule 8A to the Contribution Agreement).

Section 3.2           Tax  Advice. Each party hereto acknowledges and agrees that it has not received and is not relying upon tax advice from any other party hereto, and that it has and will continue to consult its own tax advisors. Section 3.1 notwithstanding, the Company makes no representation or warranty as to the proper treatment of any Contribution, or the consequences of the transactions and elections contemplated by the Agreement, the Company Agreement and the Contribution Agreement, for U.S. federal income tax purposes or any other tax purposes.

Section 3.3           Intentionally Omitted.

Section 3.4           Tax Audits. If any claim, demand, assessment (including a notice of proposed assessment) or other assertion is made with respect to taxes against any Protected Partner the calculation of which involves a matter covered in this Agreement (“Tax Claim”)  or if a Protected Partner receives any notice from any jurisdiction with respect to any current or future audit, examination, investigation or other proceeding (“Proceeding”)  involving the Protected Partners that otherwise could involve a matter covered in this Agreement, then the Protected Partners, as applicable, shall promptly notify the Company of such Tax Claim or Proceeding. With respect to any payment previously paid pursuant to Section 2.4(a), if any Tax Claim or Proceeding causes a change in the amount that should have been paid by the Company to any Protected Partner pursuant to Section 2.4(a), then (i) if there is an increase in the amount that should have been paid by the Company to such Protected Partner, the Company shall pay to such Protected Partner any incremental amount of damages resulting from such increase, or (ii) if there is a decrease in the amount that was owed by the Company to such Protected Partner, such Protected Partner shall pay to the Company any incremental decrease in the amount of damages previously paid to such Protected Partner, in each case as calculated pursuant to Section 2.4(a)  and subject to the limitations in this Agreement, including in Section 2.4(c); provided, however, that if (x) a Protected Partner fails to provide notice to the Company of such Tax Claim or Proceeding where it is reasonably expected to potentially increase the amount owed by the Company to any Protected Partner or (y) the Protected Partners breach any of their obligations under Section 3.5, then the amount of any such increase in the amount owed by the Company to the Protected Partner shall not be taken into account and shall not be paid by the Company to the Protected Partner.

13

Section 3.5           Participation in Tax Proceedings.

(a)          The Company shall have the right to participate, at its own expense, in any Tax Claims or Proceedings that relate to a matter that is covered by this Agreement, and the Protected Partners (as applicable) shall not settle or otherwise resolve any such matter without the Company’s prior written consent, which consent shall not be unreasonably withheld or delayed. The Protected Partners (as applicable) shall keep the Company reasonably informed of the details and status of any such Tax Claims and Proceedings (including providing the Company with copies of all written correspondence that they receive regarding such matter).

(b)          The Company shall notify the Representatives of any Proceeding against the Company in which the applicable tax authority challenges the tax treatment provided for under Section 3.1 or Section 2.9 of the Contribution Agreement. The Company shall keep the Representatives reasonably informed as to the status of such Proceeding to the extent (and only to the extent) that the Proceeding relates to the tax treatment provided for under Section 3.1  or Section 2.9 of the Contribution Agreement (including providing each Representative with copies of all material written correspondence that it receives regarding such tax treatment), and the Company shall consult in good faith with the Representatives before it settles or otherwise resolves any such matter relating to the tax treatment provided for under Section 3.1 or Section 2.9 of the Contribution Agreement; provided that in no event shall the Company be required to delay any such settlement or resolution.

Section 3.6           Book Depreciation. For any asset with a tax basis of zero that is treated as being contributed to the Company pursuant to Code Section 721 as part of the Contribution, the Company shall calculate the “book depreciation” for such asset pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(g)(3) as if such asset were purchased on the applicable Closing Date for cash equal to its Allocated Value, as set forth on Annex B hereto.

ARTICLE IV

GENERAL PROVISIONS

Section 4.1           Amendments.

(a)          No provision of this Agreement (including the Annexes) may be amended or modified except by an instrument in writing executed by the Company, the Managing Member, and the Consent of Class A Members (as defined in the Company Agreement). Any such written amendment or modification will be binding upon the Company, the Managing Member, each Transferor and each Protected Partner. Notwithstanding the foregoing, amendments to the Annexes hereto may be made by the Managing Member in accordance with Section 2.3(e).

Section 4.2           Appointment of Representative.

Each Transferor and Protected Partner agrees as a condition to becoming a beneficiary to this Agreement that it will be represented by the Representatives authorized to act on behalf of such Transferor and/or Protected Partner pursuant to Section 1.126 of the Company Agreement, and agrees that such Representatives alone will represent and act on behalf of such Transferor and/or Protected Partner and any successor in interest to the Units received by such Transferor and/or Protected Partner or to equity attributable to such Units and treated as Units under clause (ii) of the definition thereof (and each hereby irrevocably appoints or shall be deemed to irrevocably appoint the Representatives as his, her, or its representatives) for the purpose of receiving any notice or giving any notice, consent, approval or waiver required or contemplated in this Agreement, and each agrees that the Company shall be fully entitled to rely conclusively on any such notice, consent, approval, waiver or other determination by the Representatives as an action by the appointed and authorized representative of the applicable Protected Partners. Each Transferor and Protected Partner shall cause the Representatives to take such actions as are contemplated to be taken by such Representatives pursuant to this Agreement and shall be liable for any action or omission of any such Representatives.

Section 4.3           Assignment.

No Protected Partner shall assign this Agreement or its rights hereunder to any Person without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed, provided that any such assignment undertaken without such consent shall be null and void. For the avoidance of doubt, any transfer of Units by a Protected Partner shall be governed by the terms of the Company Agreement.

14

Section 4.4           Addresses and Notices

Any notice, demand, request or report (each a “Notice”) required or permitted to be given or made to a Member or Assignee under this Agreement shall be in writing and shall be given by one of the methods prescribed in this Section 4.4 to the party at the address for such party set forth in the books and records of the Company, or such other address of which the party shall specify by Notice to the Company. All Notices shall be deemed to be duly given: (a) at the time of delivery, if such Notice is personally delivered; or (b) on the next Business Day, if such Notice is sent by a nationally recognized overnight delivery service, such as Federal Express, with next day delivery prepaid; or (c) upon receipt of delivery, if such Notice is transmitted by facsimile, e-mail or other electronic transmission prior to 5:00 p.m. Pacific time, so long as on the same day as the facsimile, e-mail or other electronic delivery, an additional written copy addressed to the intended recipient is deposited for delivery with a nationally recognized overnight delivery service. If any Notice is not received or cannot be delivered due to a change in address of the intended recipient, of which Notice was not properly given to the sending party, or due to a refusal to accept by the intended recipient, such Notice shall be effective on the date delivery is attempted.

Section 4.5           Dispute Resolution

Any controversy, dispute, or claim of any nature arising out of, in connection with, or in relation to the interpretation, performance, enforcement or breach of this Agreement shall be governed by Section 15.18 of the Company Agreement.

Section 4.6           Titles and Captions

All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” and “Sections” are to Articles and Sections of this Agreement.

Section 4.7           Pronouns and Plurals

Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

Section 4.8           Further Action

The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be reasonably necessary or appropriate to achieve the purposes of this Agreement.

Section 4.9           Binding Effect

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

Section 4.10         Creditors

None of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of any party.

Section 4.11         Waiver

No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any covenant, duty, agreement or condition.

Section 4.12         Counterparts

This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

15

Section 4.13         Applicable Law

This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

Section 4.14         Invalidity of Provisions

If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality or enforceability of other remaining provisions contained herein shall not be affected thereby.

Section 4.15         Entire Agreement

This Agreement, the Contribution Agreement and the Company Agreement contain the entire understanding and agreement among the parties with respect to the subject matter of this Agreement and the rights, interests and obligations of the parties. In the case of any conflict between either the Company Agreement or the Contribution Agreement, on the one hand, and this Agreement, on the other hand, in relation to any matter addressed in this Agreement, this Agreement shall prevail.

Section 4.16         No Rights as Stockholders.

Nothing contained in this Agreement shall be construed as conferring upon the holders of the Units any rights whatsoever as stockholders of the REIT, including, without limitation, any right to receive dividends or other distributions made to stockholders of the REIT or to vote or to consent or to receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the REIT or any other matter; provided, however, that nothing contained herein shall preclude any holder of Units which is also a stockholder of the REIT from possessing and exercising all rights conferred on stockholders of the REIT in its capacity as a stockholder of the REIT.

Section 4.17         No Third-Party Rights Created Hereby

The provisions of this Agreement are solely for the purpose of defining the interests of the parties, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement.

Section 4.18         Venue

Each party hereto agrees that all judicial proceedings brought arising out of or relating to this Agreement or any party’s obligations hereunder may only be brought in any state or federal court of competent jurisdiction in the State of Delaware, and each party accepts generally and unconditionally the exclusive jurisdiction and venue of such courts.

Section 4.19         Attorneys’ Fees

Except as otherwise set forth in this Agreement, in the event that any party hereto brings an action or proceeding (including any arbitration) against any other party to enforce or interpret any of the covenants, conditions, agreements or provisions of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses of such action or proceeding, including, without limitation, attorneys’ fees, charges, disbursements and the fees and costs of expert witnesses.

Section 4.20         Construction.

The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendment or Annex hereto.

16

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

[SIGNATURES ARE ON THE FOLLOWING PAGES]

AFFORDABLE/GLEN OAKS, LTD.,
a Florida limited partnership

By:	Bull Dolphin Glen Oaks LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Authorized Signatory

[Signature Page to Tax Protection Agreement]

SADDLEBROOK AT PALM BEACH, LTD.,
a Florida limited partnership

By:	Bull Dolphin Saddle Brook LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Authorized Signatory

[Signature Page to Tax Protection Agreement]

BRECKENRIDGE COMMON, LTD.,
a Florida limited partnership

By:	Bull Dolphin Breckenridge Commons LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Authorized Signatory

[Signature Page to Tax Protection Agreement]

SPRING HARBOR, LTD.,
a Florida limited partnership

By:	Bull Dolphin Spring Harbor LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Authorized Signatory

[Signature Page to Tax Protection Agreement]

AFFORDABLE/WHISTLER’S COVE, LTD.,
a Florida limited partnership

By:	Bull Dolphin Whistler’s Cove LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Authorized Signatory

[Signature Page to Tax Protection Agreement]

AVALON RESERVE, LTD.,
a Florida limited partnership

By:	BRM Avalon Reserve, LLC
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

CAMELIA POINTE, LTD.,
a Florida limited partnership

By:	BRM Camellia Pointe, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

CYPRESS RIDGE, LTD.,
a Texas limited partnership

By:	BRM Cypress Ridge, LLC,
a general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

HICKORY POINTE, LTD.,
a Florida limited partnership

By:	BRM Hickory Pointe, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

HIDDEN CREEK VILLAS, LTD.,
a Florida limited partnership

By:	BRM Hidden Creek, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

MAGNOLIA POINTE, LTD.,
a Florida limited partnership

By:	BRM Magnolia Pointe, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

METRO PLACE, LTD.,
a Florida limited partnership

By:	BRM Metro Place, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

METRO PLACE II, LTD.,
a Florida limited partnership

By:	BRM Metro Place II, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

OSPREY RIDGE APARTMENTS, LTD.,
a Florida limited partnership

By:	BRM Osprey Ridge, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

PALMETTO DUNES, LTD.,
a Florida limited partnership

By:	BRM Palmetto Dunes, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name :	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

PARK AVENUE VILLAS, LTD., a Florida limited partnership

By:	BRM Park Avenue, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

POINTE VISTA, LTD.,
a Florida limited partnership

By:	BRM Pointe Vista, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

POINTE VISTA II, LTD., a Florida limited partnership

	By:	BRM Pointe Vista II, LLC, its general partner

		By:	/s/ Louis E. Vogt
			Name:	Louis E. Vogt
,			Title:	Manager

[Signature Page to Tax Protection Agreement]

LAKE PROVIDENCE, LTD., a Florida limited partnership

By:	BRM Lake Providence, LLC, its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

SAND LAKE POINTE APARTMENTS, LTD., a Florida limited partnership

By:	BRM Sand Lake Pointe, LLC, its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

WEST POINTE VILLAS, LTD.,
a Florida limited partnership

By:	BRM West Pointe, LLC,
its general partner

	By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

WATERFORD POINTE
APARTMENTS, LTD.,
a Florida limited partnership

By:	BRM Waterford Pointe, LLC,
its general partner

	By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

HOMESTEAD COLONY
LIMITED PARTNERSHIP,
a Texas limited partnership

By:	BRM Florida Homestead, LLC,
its general partner

	By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

CONGRESS PARK
LIMITED PARTNERSHIP,
a Texas limited partnership

By:	BRM Florida Congress, LLC,
its general partner

	By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

REAMS ROAD LIMITED PARTNERSHIP,
a Florida limited partnership

By:	BRM Florida Buena Vista Place I, LLC,
its general partner

	By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BUENA VISTA AT CYPRESS
POINT LIMITED PARTNERSHIP,
a Texas limited partnership

By:	BRM Florida Buena Vista Pointe, LLC,
its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

REAMS ROAD II LIMITED PARTNERSHIP, a Florida limited partnership

By:	BRM Florida Buena Vista Place II, LLC, its general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Manager

[Signature Page to Tax Protection Agreement]

MARINER’S COVE APARTMENTS
ASSOCIATES, LTD.,
a Florida limited partnership

By:	BRM Southeast Mariner’s Cove GP, LLC,
a general partner

	By:	/s/ Louis E. Vogt
		Name:	Louis E. Vogt
		Title:	Authorized Signatory

[Signature Page to Tax Protection Agreement]

DOLPHIN PROPERTIES & INVESTMENTS
KW LLC,
a Florida limited liability company

By:	Dolphin Properties & Investments LLC, a Florida limited liability company, its sole member

	By:	/s/ William M. Murphy
		Name:	William M. Murphy
		Title:	Manager

[Signature Page to Tax Protection Agreement]

DOLPHIN PROPERTIES & INVESTMENTS TCR LLC,
a Florida limited liability company

By:	Dolphin Properties & Investments LLC, a Florida limited liability company, its sole member

	By:	/s/ William M. Murphy
		Name:	William M. Murphy
		Title:	Manager

[Signature Page to Tax Protection Agreement]

DOLPHIN PROPERTIES & INVESTMENTS
#1 LLC,
a Florida limited liability company

By:	Dolphin Properties & Investments LLC, a
Florida limited liability company, its sole member

	By:	/s/ William M. Murphy
Name: William M. Murphy
Title: Manager

[Signature Page to Tax Protection Agreement]

DOLPHIN PROPERTIES & INVESTMENTS
#12 LLC,
a Florida limited liability company

By:	Dolphin Properties & Investments LLC, a
Florida limited liability company, its sole member

	By:	/s/ William M. Murphy
Name: William M. Murphy
Title: Manager

[Signature Page to Tax Protection Agreement]

DOLPHIN PROPERTIES & INVESTMENTS
LLC,
a Florida limited liability company

By:	/s/ William M. Murphy
Name: William M. Murphy
Title: Manager

[Signature Page to Tax Protection Agreement]

VOGT FAMILY TRUST, LLC,
a Florida limited liability company

By:	/s/ James H. Vogt
	Name:	James H. Vogt
	Title:	Manager

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN WHISTLER’S COVE LLC, a
Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN SADDLE BROOK LLC, a
Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN BRECKENRIDGE COMMONS LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN SPRING HARBOR LLC, a
Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BRM AVALON RESERVE, LLC, a
Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM FLORIDA BUENA VISTA POINTE, LLC, a
Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM FLORIDA BUENA VISTA PLACE I, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
	Name:	Louis E. Vogt
	Title:	Manager

[Signature Page to Tax Protection Agreement]

BRM FLORIDA BUENA VISTA PLACE II,
LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
	Name:	Louis E. Vogt
	Title:	Manager

[Signature Page to Tax Protection Agreement]

BRM CAMELLIA POINTE, LLC, a Florida
limited liability company

By:	/s/ Louis E. Vogt
	Name:	Louis E. Vogt
	Title:	Manager

[Signature Page to Tax Protection Agreement]

BRM FLORIDA CONGRESS, LLC, a Florida
limited liability company

By:	/s/ Louis E. Vogt
	Name:	Louis E. Vogt
	Title:	Manager

[Signature Page to Tax Protection Agreement]

BRM CYPRESS RIDGE, LLC, a Florida limited
liability company

By:	/s/ Louis E. Vogt
	Name:	Louis E. Vogt
	Title:	Manager

[Signature Page to Tax Protection Agreement]

BRM HICKORY POINTE, LLC, a Florida
limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM HIDDEN CREEK, LLC, a Florida limited
liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM FLORIDA HOMESTEAD, LLC, a Florida
limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM MAGNOLIA POINTE, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM SOUTHEAST MARINER’S COVE HOLDINGS, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BRM METRO PLACE, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM METRO PLACE II, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM OSPREY RIDGE, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM PALMETTO DUNES, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM PARK AVENUE, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM POINTE VISTA, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM POINTE VISTA II, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM LAKE PROVIDENCE, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM SAND LAKE POINTE, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM WATERFORD POINTE, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM WEST POINTE, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM ADVISORS ILP HOLDINGS, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM FLORIDA HOLDINGS ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM SOUTHEAST MARINER’S COVE HOLDINGS II, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN SADDLE BROOK ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN BRECKENRIDGE COMMONS ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN SPRING HARBOR ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN WHISTLER’S COVE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN GLEN OAKS ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BRM AVALON RESERVE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM CAMELLIA POINTE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM CYPRESS RIDGE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM HICKORY POINTE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM HIDDEN CREEK ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM LAKE PROVIDENCE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM MAGNOLIA POINTE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM METRO PLACE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM METRO PLACE II ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM OSPREY RIDGE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM PALMETTO DUNES ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM PARK AVENUE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM POINTE VISTA ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM POINTE VISTA II ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM SAND LAKE POINTE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM WATERFORD POINTE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM WEST POINTE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM ADVISORS, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BRM FLORIDA HOLDINGS, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

BULL DOLPHIN PROPERTIES & INVESTMENT LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BRM SOUTHEAST MARINER’S COVE GP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BRM SOUTHEAST MARINER’S COVE ILP, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Authorized Signatory

[Signature Page to Tax Protection Agreement]

BRM TRUST HOLDINGS, LLC, a Florida limited liability company

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Manager

[Signature Page to Tax Protection Agreement]

LAMPLIGHTER INVESTMENTS LLC, a Florida limited liability company

By:	/s/ Benjamin R. Gettler
Name: Benjamin R. Gettler
Title: Manager / Member

[Signature Page to Tax Protection Agreement]

GILLIS INVESTMENTS #2, Ltd., a Florida limited patnership

By:	American Marketing & Management of Gillis, Inc., its General Partner

	By:	/s/ Austin Forman
Name: Austin Forman
Title: President

[Signature Page to Tax Protection Agreement]

BLACKFIN PROPERTIES & INVESTMENTS LLLP, a Florida limited liability limited partnership

By:	/s/ William M. Murphy
Name: William M. Murphy
Title: Manager

[Signature Page to Tax Protection Agreement]

DANIEL EDWARD VOGT IRREVOCABLE LEGACY TRUST dated December 27, 2016

By:	/s/ James H. Vogt
Name: James H. Vogt
Title: Trustee

[Signature Page to Tax Protection Agreement]

JAMES HENRY VOGT IRREVOCABLE LEGACY TRUST dated December 27, 2016

By:	/s/ Carroll Slusher
Name: Carroll Slusher
Title: Trustee

[Signature Page to Tax Protection Agreement]

HOLLY ZIMMERMAN IRREVOCABLE LEGACY TRUST dated December 27, 2016

By:	/s/ [ILLEGIBLE]
Name:
Title: Trustee

[Signature Page to Tax Protection Agreement]

LILY ZIMMERMAN IRREVOCABLE LEGACY TRUST dated December 27, 2016

By:	/s/ [ILLEGIBLE]
Name:
Title: Trustee

[Signature Page to Tax Protection Agreement]

DANIEL ZIMMERMAN IRREVOCABLE LEGACY TRUST dated December 27, 2016

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Trustee

[Signature Page to Tax Protection Agreement]

LILY ZIMMERMAN IRREVOCABLE TRUST

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Trustee

[Signature Page to Tax Protection Agreement]

ELIZABETH ZIMMERMAN IRREVOCABLE TRUST

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Trustee

[Signature Page to Tax Protection Agreement]

HOLLY ZIMMERMAN IRREVOCABLE TRUST

By:	/s/ Louis E. Vogt
Name: Louis E. Vogt
Title: Trustee

[Signature Page to Tax Protection Agreement]

UNA MURPHY 2012 TRUST

By:	/s/ William M. Murphy
Name: William M. Murphy
Title: Trustee

[Signature Page to Tax Protection Agreement]

WILLIAM M. MURPHY REVOCABLE TRUST

By:	/s/ William M. Murphy
Name: William M. Murphy
Title: Trustee

[Signature Page to Tax Protection Agreement]

WILLIAM M. MURPHY 2012 TRUST

By:	/s/ Una Murphy
Name: Una Murphy
Title: Trustee

[Signature Page to Tax Protection Agreement]

/s/ Angel Arroyo
ANGEL ARROYO

[Signature Page to Tax Protection Agreement]

/s/ Una Murphy
UNA MURPHY

[Signature Page to Tax Protection Agreement]

/s/ Kate Murphy
KATE MURPHY

[Signature Page to Tax Protection Agreement]

/s/ Kerri Murphy
KERRI MURPHY

[Signature Page to Tax Protection Agreement]

/s/ Patrick Murphy
PATRICK MURPHY

[Signature Page to Tax Protection Agreement]

/s/ James H. Vogt
JAMES H. VOGT

[Signature Page to Tax Protection Agreement]

/s/ Daniel E. Vogt
DANIEL E. VOGT

[Signature Page to Tax Protection Agreement]

/s/ Louis E. Vogt
LOUIS E. VOGT

[Signature Page to Tax Protection Agreement]

/s/ Jefferson Scott Zimmerman
JEFFERSON SCOTT ZIMMERMAN

[Signature Page to Tax Protection Agreement]

SPT DOLPHIN INTERMEDIATE LLC
a Delaware limited liability company

By:	/s/ [ILLEGIBLE]
Name:
Title:

[Signature Page to Tax Protection Agreement]

ANNEX A

See attached

1

ANNEX A

TRANSFERORS

Transferor	Address for Notice
Avalon Reserve Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Bunea Vista at Cypress Pointe, LP	501 N. Magnolia Avenue, Orlando, FL 32801
Reams Road Limited Partnership	501 N. Magnolia Avenue, Orlando, FL 32801
Reams Road II Limited Partnership	501 N. Magnolia Avenue, Orlando, FL 32801
Camellia Pointe Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Congress Park Limited Partnership	501 N. Magnolia Avenue, Orlando, FL 32801
Cypress Ridge Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Hickory Pointe Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Hidden Creek Villas Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Homestead Colony Limited Partnership	501 N. Magnolia Avenue, Orlando, FL 32801
Magnolia Pointe Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Mariner’s Cove Apartments Associates, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Metro Place Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Metro Place II Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Osprey Ridge Apartments Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Palmetto Dunes Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Park Avenue Villas Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Pointe Vista Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Pointe Vista II Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Lake Providence Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Sand Lake Pointe Apartments Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Waterford Pointe Apartments Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
West Pointe Villas Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Saddlebrook at Palm Beach, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Breckenridge Commons, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Spring Harbor, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Affordable/Whistlers Cove, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Affordable/Glen Oaks, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801

ANNEX A

PROTECTED PARTNERS

Protected Partner	Address for Notice
Affordable/Glen Oaks, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Affordable/Whistlers Cove, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Angel Arroyo	501 N. Magnolia Avenue, Orlando, FL 32801
Avalon Reserve Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Blackfin Properties & Investments LLLP	1700 NW 66th Avenue, Suite 102, Plantation, FL 33313
Breckenridge Commons, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Advisors ILP Holdings, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Advisors, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Avalon Reserve ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Avalon Reserve, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Camellia Pointe ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Camellia Pointe, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Cypress Ridge ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Cypress Ridge, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Florida Buena Vista Place I, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Florida Buena Vista Place II, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Florida Buena Vista Pointe ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Florida Buena Vista Pointe, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Florida Congress, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Florida Holdings ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Florida Holdings, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Florida Homestead, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Hickory Pointe ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Hickory Pointe, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Hidden Creek ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Hidden Creek, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Lake Providence ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Lake Providence, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Magnolia Pointe ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Magnolia Pointe, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Metro Place II ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Metro Place II, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Metro Place ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Metro Place, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Osprey Ridge ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Osprey Ridge, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Palmetto Dunes ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Palmetto Dunes, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Park Avenue ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Park Avenue, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Pointe Vista II ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Pointe Vista II, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Pointe Vista ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Pointe Vista, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Sand Lake Pointe ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Sand Lake Pointe, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Southeast Mariner’s Cove GP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Southeast Mariner’s Cove Holdings LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Southeast Mariner’s Cove ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Trust Holdings, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Waterford Pointe ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM Waterford Pointe, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
BRM West Pointe ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801

Protected Partner	Address for Notice
BRM West Pointe, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Breckenridge Commons ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Breckenridge Commons, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Glen Oaks ILP LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Properties & Investments LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Saddle Brook ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Saddle Brook, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Spring Harbor ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Spring Harbor LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Whistlers Cove ILP, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Bull Dolphin Whistlers Cove, LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Buena Vista at Cypress Pointe, LP	501 N. Magnolia Avenue, Orlando, FL 32801
Camellia Pointe Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Congress Park Limited Partnership	501 N. Magnolia Avenue, Orlando, FL 32801
Cypress Ridge Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Daniel E. Vogt	501 N. Magnolia Avenue, Orlando, FL 32801
Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	501 N. Magnolia Avenue, Orlando, FL 32801
Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	501 N. Magnolia Avenue, Orlando, FL 32801
Dolphin Properties & Investments #1 LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Dolphin Properties & Investments #12 LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Dolphin Properties & Investments KW LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Dolphin Properties & Investments LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Dolphin Properties & Investments TCR LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Elizabeth Zimmerman Irrevocable Trust	501 N. Magnolia Avenue, Orlando, FL 32801
Gillis Investments #2 Ltd	888 SE 3rd Avenue, Suite 501, Ft. Lauderdale, FL 33316
Hickory Pointe Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Hidden Creek Villas Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	501 N. Magnolia Avenue, Orlando, FL 32801
Holly Zimmerman Irrevocable Trust	501 N. Magnolia Avenue, Orlando, FL 32801
Homestead Colony Limited Partnership	501 N. Magnolia Avenue, Orlando, FL 32801
James H. Vogt	501 N. Magnolia Avenue, Orlando, FL 32801
James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	501 N. Magnolia Avenue, Orlando, FL 32801
Jefferson Scott Zimmerman	501 N. Magnolia Avenue, Orlando, FL 32801
Kate Murphy	1700 NW 66th Avenue, Suite 102, Plantation, FL 33313
Kerri Murphy	1700 NW 66th Avenue, Suite 102, Plantation, FL 33313
Lake Providence Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Lamplighter Investments LLC	2455 E. Sunrise Blvd., Suite 1204, Ft. Lauderdale, FL 33304
Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	501 N. Magnolia Avenue, Orlando, FL 32801
Lily Zimmerman Irrevocable Trust	501 N. Magnolia Avenue, Orlando, FL 32801
Louis E. Vogt	501 N. Magnolia Avenue, Orlando, FL 32801
Magnolia Pointe Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Mariner’s Cove Apartments Associates, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Metro Place II Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Metro Place Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Osprey Ridge Apartments Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Palmetto Dunes Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Park Avenue Villas Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Patrick Murphy	1700 NW 66th Avenue, Suite 102, Plantation, FL 33313
Pointe Vista II Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Pointe Vista Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Reams Road II Limited Partnership	501 N. Magnolia Avenue, Orlando, FL 32801
Reams Road Limited Partnership	501 N. Magnolia Avenue, Orlando, FL 32801
Saddlebrook at Palm Beach, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801

Protected Partner	Address for Notice
Sand Lake Pointe Apartments Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Spring Harbor, Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
Una Murphy	1700 NW 66th Avenue, Suite 102, Plantation, FL 33313
Una Murphy 2012 Trust	1700 NW 66th Avenue, Suite 102, Plantation, FL 33313
Vogt Family Trust LLC	501 N. Magnolia Avenue, Orlando, FL 32801
Waterford Pointe Apartments Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
West Pointe Villas Ltd.	501 N. Magnolia Avenue, Orlando, FL 32801
William M. Murphy 2012 Trust	1700 NW 66th Avenue, Suite 102, Plantation, FL 33313
William M. Murphy Revocable Trust	1700 NW 66th Avenue, Suite 102, Plantation, FL 33313

ANNEX B

See attached

1

ANNEX B

PROTECTED PARTNER’S SHARE OF BUILT IN GAIN

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
Avalon Reserve	Gillis Investments #2 Ltd	6,695,068	2,886,599	3,808,470	3,049,130	91,370
Avalon Reserve	Louis E. Vogt	4,431,733	1,910,755	2,520,978	2,018,341	60,481
Avalon Reserve	Lamplighter Investments LLC	3,347,534	1,443,299	1,904,235	1,524,565	45,685
Avalon Reserve	William M. Murphy Revocable Trust	2,734,340	1,178,919	1,555,421	1,245,298	37,316
Avalon Reserve	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,968,551	848,747	1,119,804	896,536	26,865
Avalon Reserve	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,968,551	848,747	1,119,804	896,536	26,865
Avalon Reserve	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,640,459	707,289	933,170	747,113	22,388
Avalon Reserve	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,640,459	707,289	933,170	747,113	22,388
Avalon Reserve	William M. Murphy 2012 Trust	1,282,701	553,041	729,661	584,180	17,505
Avalon Reserve	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	871,597	375,792	495,806	396,951	11,895
Avalon Reserve	Kate Murphy	669,507	288,660	380,847	304,913	9,137
Avalon Reserve	Kerri Murphy	669,507	288,660	380,847	304,913	9,137
Avalon Reserve	Patrick Murphy	669,507	288,660	380,847	304,913	9,137
Avalon Reserve	Una Murphy 2012 Trust	566,021	244,042	321,979	257,783	7,725
Avalon Reserve	Una Murphy	103,486	44,618	58,868	47,130	1,412
Avalon Reserve	Dolphin Properties & Investments LLC	16,737,671	7,216,497	9,521,174	7,622,825	228,424
Avalon Reserve	Dolphin Properties & Investments #1 LLC	16,737,671	7,216,497	9,521,174	7,622,825	228,424
Avalon Reserve	Blackfin Properties & Investments LLLP	6,695,068	2,886,599	3,808,470	3,049,130	91,370
Avalon Reserve	BRM Trust Holdings LLC	334,753	144,330	190,423	152,457	4,568
Avalon Reserve	BRM Avalon Reserve ILP, LLC	33,140,588	14,288,663	18,851,925	15,093,194	452,280
Avalon Reserve	BRM Avalon Reserve, LLC	334,753	144,330	190,423	152,457	4,568
Avalon Reserve	BRM Advisors ILP Holdings, LLC	33,140,588	14,288,663	18,851,925	15,093,194	452,280
Avalon Reserve	BRM Advisors, LLC	334,753	144,330	190,423	152,457	4,568
Avalon Reserve	Avalon Reserve Ltd.	33,475,341	14,432,993	19,042,348	15,245,650	456,848
Buena Vista at Cypress Pointe	Gillis Investments #2 Ltd	8,655,381	3,531,501	5,123,879	3,674,198	2,033,721
Buena Vista at Cypress Pointe	Lamplighter Investments LLC	4,327,690	1,765,751	2,561,940	1,837,099	1,016,861
Buena Vista at Cypress Pointe	William M. Murphy Revocable Trust	3,534,953	1,442,304	2,092,649	1,500,583	830,594
Buena Vista at Cypress Pointe	Jefferson Scott Zimmerman	2,523,376	1,029,568	1,493,808	1,071,170	592,908
Buena Vista at Cypress Pointe	Louis E. Vogt	2,523,376	1,029,568	1,493,808	1,071,170	592,908
Buena Vista at Cypress Pointe	Angel Arroyo	1,944,132	793,230	1,150,902	825,281	456,805
Buena Vista at Cypress Pointe	William M. Murphy 2012 Trust	1,658,276	676,597	981,679	703,936	389,639
Buena Vista at Cypress Pointe	James H. Vogt	1,165,147	475,394	689,753	494,604	273,770
Buena Vista at Cypress Pointe	Daniel E. Vogt	1,165,147	475,394	689,753	494,604	273,770
Buena Vista at Cypress Pointe	Kate Murphy	865,538	353,150	512,388	367,420	203,372
Buena Vista at Cypress Pointe	Kerri Murphy	865,538	353,150	512,388	367,420	203,372
Buena Vista at Cypress Pointe	Patrick Murphy	865,538	353,150	512,388	367,420	203,372
Buena Vista at Cypress Pointe	Elizabeth Zimmerman Irrevocable Trust	778,984	317,835	461,149	330,678	183,035
Buena Vista at Cypress Pointe	Holly Zimmerman Irrevocable Trust	775,655	316,477	459,178	329,265	182,253
Buena Vista at Cypress Pointe	Lily Zimmerman Irrevocable Trust	775,655	316,477	459,178	329,265	182,253
Buena Vista at Cypress Pointe	Una Murphy 2012 Trust	731,752	298,564	433,188	310,628	171,937
Buena Vista at Cypress Pointe	Una Murphy	133,786	54,586	79,200	56,792	31,435
Buena Vista at Cypress Pointe	Dolphin Properties & Investments LLC	21,638,451	8,828,753	12,809,698	9,185,495	5,084,303
Buena Vista at Cypress Pointe	Dolphin Properties & Investments TCR LLC	21,638,451	8,828,753	12,809,698	9,185,495	5,084,303
Buena Vista at Cypress Pointe	Blackfin Properties & Investments LLLP	8,655,381	3,531,501	5,123,879	3,674,198	2,033,721
Buena Vista at Cypress Pointe	Vogt Family Trust LLC	2,330,295	950,789	1,379,506	989,207	547,540
Buena Vista at Cypress Pointe	BRM Florida Holdings ILP, LLC	32,957,026	13,446,870	19,510,156	13,990,216	7,743,784
Buena Vista at Cypress Pointe	BRM Florida Buena Vista Pointe, LLC	332,899	135,827	197,072	141,315	78,220
Buena Vista at Cypress Pointe	BRM Florida Buena Vista Pointe ILP, LLC	32,957,026	13,446,870	19,510,156	13,990,216	7,743,784
Buena Vista at Cypress Pointe	BRM Florida Holdings, LLC	332,899	135,827	197,072	141,315	78,220
Buena Vista at Cypress Pointe	Buena Vista at Cypress Pointe, LP	33,289,925	13,582,697	19,707,228	14,131,531	7,822,004
Buena Vista Place	Gillis Investments #2 Ltd	6,225,687	1,972,750	4,252,938	2,142,585	771,211
Buena Vista Place	Lamplighter Investments LLC	3,112,844	986,375	2,126,469	1,071,292	385,606
Buena Vista Place	William M. Murphy Revocable Trust	2,542,639	805,693	1,736,946	875,055	314,971
Buena Vista Place	Jefferson Scott Zimmerman	1,815,027	575,132	1,239,895	624,646	224,838
Buena Vista Place	Louis E. Vogt	1,815,027	575,132	1,239,895	624,646	224,838
Buena Vista Place	Angel Arroyo	1,398,385	443,110	955,275	481,258	173,226
Buena Vista Place	William M. Murphy 2012 Trust	1,192,773	377,957	814,816	410,496	147,756
Buena Vista Place	James H. Vogt	838,073	265,562	572,511	288,425	103,817
Buena Vista Place	Daniel E. Vogt	838,073	265,562	572,511	288,425	103,817
Buena Vista Place	Kate Murphy	622,569	197,275	425,294	214,258	77,121
Buena Vista Place	Kerri Murphy	622,569	197,275	425,294	214,258	77,121
Buena Vista Place	Patrick Murphy	622,569	197,275	425,294	214,258	77,121
Buena Vista Place	Elizabeth Zimmerman Irrevocable Trust	560,312	177,547	382,764	192,833	69,409
Buena Vista Place	Holly Zimmerman Irrevocable Trust	557,917	176,789	381,129	192,009	69,112
Buena Vista Place	Lily Zimmerman Irrevocable Trust	557,917	176,789	381,129	192,009	69,112
Buena Vista Place	Una Murphy 2012 Trust	526,338	166,782	359,556	181,141	65,201
Buena Vista Place	Una Murphy	96,230	30,493	65,738	33,118	11,921

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Buena Vista Place	Dolphin Properties & Investments LLC	15,564,218	4,931,874	10,632,344	5,356,462	1,928,029
Buena Vista Place	Dolphin Properties & Investments TCR LLC	15,564,218	4,931,874	10,632,344	5,356,462	1,928,029
Buena Vista Place	Blackfin Properties & Investments LLLP	6,225,687	1,972,750	4,252,938	2,142,585	771,211
Buena Vista Place	Vogt Family Trust LLC	1,676,147	531,125	1,145,022	576,850	207,634
Buena Vista Place	BRM Florida Buena Vista Place I, LLC	2,394	759	1,636	824	297
Buena Vista Place	BRM Florida Holdings ILP, LLC	23,942,557	7,586,740	16,355,816	8,239,887	2,965,901
Buena Vista Place	BRM Florida Holdings, LLC	2,394	759	1,636	824	297
Buena Vista Place	Reams Road Limited Partnership	23,944,951	7,587,499	16,357,452	8,240,711	2,966,198
Buena Vista Place II	Gillis Investments #2 Ltd	2,077,740	483,842	1,593,899	535,714	50,673
Buena Vista Place II	Lamplighter Investments LLC	1,038,870	241,921	796,949	267,857	25,337
Buena Vista Place II	William M. Murphy Revocable Trust	848,572	197,606	650,966	218,791	20,696
Buena Vista Place II	Jefferson Scott Zimmerman	605,741	141,058	464,683	156,181	14,773
Buena Vista Place II	Louis E. Vogt	605,741	141,058	464,683	156,181	14,773
Buena Vista Place II	Angel Arroyo	466,692	108,678	358,014	120,330	11,382
Buena Vista Place II	William M. Murphy 2012 Trust	398,072	92,699	305,373	102,637	9,708
Buena Vista Place II	James H. Vogt	279,696	65,133	214,563	72,115	6,821
Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
Buena Vista Place II	Daniel E. Vogt	279,696	65,133	214,563	72,115	6,821
Buena Vista Place II	Kate Murphy	207,774	48,384	159,390	53,571	5,067
Buena Vista Place II	Kerri Murphy	207,774	48,384	159,390	53,571	5,067
Buena Vista Place II	Patrick Murphy	207,774	48,384	159,390	53,571	5,067
Buena Vista Place II	Elizabeth Zimmerman Irrevocable Trust	186,997	43,546	143,451	48,214	4,561
Buena Vista Place II	Holly Zimmerman Irrevocable Trust	186,197	43,360	142,838	48,008	4,541
Buena Vista Place II	Lily Zimmerman Irrevocable Trust	186,197	43,360	142,838	48,008	4,541
Buena Vista Place II	Una Murphy 2012 Trust	175,658	40,905	134,753	45,291	4,284
Buena Vista Place II	Una Murphy	32,116	7,479	24,637	8,281	783
Buena Vista Place II	Dolphin Properties & Investments LLC	5,194,350	1,209,604	3,984,746	1,339,284	126,684
Buena Vista Place II	Dolphin Properties & Investments TCR LLC	5,194,350	1,209,604	3,984,746	1,339,284	126,684
Buena Vista Place II	Blackfin Properties & Investments LLLP	2,077,740	483,842	1,593,899	535,714	50,673
Buena Vista Place II	Vogt Family Trust LLC	559,392	130,265	429,127	144,231	13,643
Buena Vista Place II	BRM Florida Buena Vista Place II, LLC	799	186	613	206	19
Buena Vista Place II	BRM Florida Holdings ILP, LLC	7,990,509	1,860,743	6,129,766	2,060,231	194,879
Buena Vista Place II	BRM Florida Holdings, LLC	799	186	613	206	19
Buena Vista Place II	Reams Road II Limited Partnership	7,991,308	1,860,929	6,130,379	2,060,437	194,898
Camellia Pointe	Gillis Investments #2 Ltd	3,386,270	1,342,385	2,043,885	1,436,495	56,080
Camellia Pointe	Louis E. Vogt	2,241,507	888,578	1,352,929	950,873	37,122
Camellia Pointe	Jefferson Scott Zimmerman	2,132,554	845,387	1,287,167	904,654	35,317
Camellia Pointe	Lamplighter Investments LLC	1,693,135	671,192	1,021,942	718,247	28,040
Camellia Pointe	William M. Murphy Revocable Trust	1,382,990	548,245	834,745	586,680	22,904
Camellia Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	995,665	394,701	600,963	422,373	16,489
Camellia Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	995,665	394,701	600,963	422,373	16,489
Camellia Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	829,721	328,918	500,803	351,977	13,741
Camellia Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	829,721	328,918	500,803	351,977	13,741
Camellia Pointe	William M. Murphy 2012 Trust	648,772	257,186	391,586	275,217	10,744
Camellia Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	440,842	174,758	266,083	187,010	7,301
Camellia Pointe	Kate Murphy	338,627	134,238	204,388	143,649	5,608
Camellia Pointe	Kerri Murphy	338,627	134,238	204,388	143,649	5,608
Camellia Pointe	Patrick Murphy	338,627	134,238	204,388	143,649	5,608
Camellia Pointe	Una Murphy 2012 Trust	286,285	113,489	172,796	121,446	4,741
Camellia Pointe	Una Murphy	52,342	20,749	31,592	22,204	867
Camellia Pointe	Dolphin Properties & Investments LLC	8,465,674	3,355,962	5,109,712	3,591,237	140,201
Camellia Pointe	Dolphin Properties & Investments #1 LLC	8,465,674	3,355,962	5,109,712	3,591,237	140,201
Camellia Pointe	Blackfin Properties & Investments LLLP	3,386,270	1,342,385	2,043,885	1,436,495	56,080
Camellia Pointe	BRM Trust Holdings LLC	169,313	67,119	102,194	71,825	2,804
Camellia Pointe	BRM Camellia Pointe ILP, LLC	16,762,034	6,644,804	10,117,231	7,110,648	277,598
Camellia Pointe	BRM Camellia Pointe, LLC	169,313	67,119	102,194	71,825	2,804
Camellia Pointe	BRM Advisors ILP Holdings, LLC	16,762,034	6,644,804	10,117,231	7,110,648	277,598
Camellia Pointe	BRM Advisors, LLC	169,313	67,119	102,194	71,825	2,804
Camellia Pointe	Camellia Pointe Ltd.	16,931,348	6,711,923	10,219,425	7,182,473	280,402
Congress Park	Gillis Investments #2 Ltd	7,996,538	2,491,985	5,504,554	2,651,300	1,325,397
Congress Park	Lamplighter Investments LLC	3,998,269	1,245,992	2,752,277	1,325,650	662,698
Congress Park	William M. Murphy Revocable Trust	3,265,874	1,017,754	2,248,120	1,082,820	541,307
Congress Park	Jefferson Scott Zimmerman	2,331,298	726,509	1,604,789	772,956	386,404
Congress Park	Louis E. Vogt	2,331,298	726,509	1,604,789	772,956	386,404
Congress Park	Angel Arroyo	1,796,146	559,738	1,236,407	595,523	297,705
Congress Park	William M. Murphy 2012 Trust	1,532,049	477,437	1,054,612	507,960	253,931
Congress Park	James H. Vogt	1,076,457	335,459	740,998	356,906	178,419
Congress Park	Daniel E. Vogt	1,076,457	335,459	740,998	356,906	178,419
Congress Park	Kate Murphy	799,654	249,198	550,455	265,130	132,540
Congress Park	Kerri Murphy	799,654	249,198	550,455	265,130	132,540
Congress Park	Patrick Murphy	799,654	249,198	550,455	265,130	132,540
Congress Park	Elizabeth Zimmerman Irrevocable Trust	719,688	224,279	495,410	238,617	119,286
Congress Park	Holly Zimmerman Irrevocable Trust	716,613	223,320	493,293	237,597	118,776
Congress Park	Lily Zimmerman Irrevocable Trust	716,613	223,320	493,293	237,597	118,776
Congress Park	Una Murphy 2012 Trust	676,051	210,680	465,371	224,149	112,053

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Congress Park	Una Murphy	123,602	38,519	85,084	40,981	20,487
Congress Park	Dolphin Properties & Investments LLC	19,991,346	6,229,961	13,761,384	6,628,250	3,313,492
Congress Park	Dolphin Properties & Investments TCR LLC	19,991,346	6,229,961	13,761,384	6,628,250	3,313,492
Congress Park	Blackfin Properties & Investments LLLP	7,996,538	2,491,985	5,504,554	2,651,300	1,325,397
Congress Park	Vogt Family Trust LLC	2,152,914	670,919	1,481,995	713,812	356,838
Congress Park	BRM Florida Congress, LLC	307,559	95,846	211,714	101,973	50,977
Congress Park	BRM Florida Holdings, LLC	307,559	95,846	211,714	101,973	50,977
Congress Park	BRM Florida Holdings ILP, LLC	30,448,357	9,488,710	20,959,647	10,095,335	5,046,703
Congress Park	Congress Park Limited Partnership	30,755,916	9,584,556	21,171,360	10,197,308	5,097,680
Cypress Ridge	Gillis Investments #2 Ltd	1,061,466	704,791	356,675	733,326	218
Cypress Ridge	Louis E. Vogt	702,627	466,529	236,097	485,418	144
Cypress Ridge	Jefferson Scott Zimmerman	668,474	443,853	224,621	461,823	137
Cypress Ridge	Lamplighter Investments LLC	530,733	352,395	178,337	366,663	109
Cypress Ridge	William M. Murphy Revocable Trust	433,514	287,844	145,670	299,499	89
Cypress Ridge	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	312,103	207,230	104,873	215,620	64
Cypress Ridge	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	312,103	207,230	104,873	215,620	64
Cypress Ridge	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	260,086	172,691	87,394	179,683	53
Cypress Ridge	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	260,086	172,691	87,394	179,683	53
Cypress Ridge	William M. Murphy 2012 Trust	203,365	135,030	68,335	140,497	42
Cypress Ridge	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	138,187	91,753	46,434	95,468	28
Cypress Ridge	Kate Murphy	106,147	70,479	35,667	73,333	22
Cypress Ridge	Kerri Murphy	106,147	70,479	35,667	73,333	22
Cypress Ridge	Patrick Murphy	106,147	70,479	35,667	73,333	22
Cypress Ridge	Una Murphy 2012 Trust	89,740	59,585	30,154	61,998	18
Cypress Ridge	Una Murphy	16,407	10,894	5,513	11,335	3

Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
Cypress Ridge	Dolphin Properties & Investments LLC	2,653,665	1,761,977	891,687	1,833,316	545
Cypress Ridge	Dolphin Properties & Investments #1 LLC	2,653,665	1,761,977	891,687	1,833,316	545
Cypress Ridge	Blackfin Properties & Investments LLLP	1,061,466	704,791	356,675	733,326	218
Cypress Ridge	BRM Trust Holdings LLC	2,602	1,728	874	1,798	1
Cypress Ridge	BRM Cypress Ridge ILP, LLC	5,304,727	3,522,227	1,782,500	3,664,834	1,090
Cypress Ridge	BRM Cypress Ridge, LLC	2,602	1,728	874	1,798	1
Cypress Ridge	BRM Advisors ILP Holdings, LLC	5,304,727	3,522,227	1,782,500	3,664,834	1,090
Cypress Ridge	BRM Advisors, LLC	2,602	1,728	874	1,798	1
Cypress Ridge	Cypress Ridge Ltd.	5,310,037	3,525,753	1,784,284	3,668,503	1,091
Glen Oaks	Gillis Investments #2 Ltd	3,403,495	2,760,872	642,622	2,867,766	344,338
Glen Oaks	Lamplighter Investments LLC	1,701,747	1,380,436	321,311	1,433,883	172,169
Glen Oaks	William M. Murphy Revocable Trust	1,390,025	1,127,571	262,454	1,171,227	140,631
Glen Oaks	Jefferson Scott Zimmerman	1,243,585	1,008,780	234,804	1,047,838	125,816
Glen Oaks	Louis E. Vogt	1,243,585	1,008,780	234,804	1,047,838	125,816
Glen Oaks	William M. Murphy 2012 Trust	652,072	528,953	123,119	549,433	65,971
Glen Oaks	James H. Vogt	523,615	424,750	98,865	441,195	52,975
Glen Oaks	Daniel E. Vogt	523,615	424,750	98,865	441,195	52,975
Glen Oaks	Holly Zimmerman Irrevocable Trust	349,513	283,520	65,992	294,498	35,361
Glen Oaks	Elizabeth Zimmerman Irrevocable Trust	349,513	283,520	65,992	294,498	35,361
Glen Oaks	Lily Zimmerman Irrevocable Trust	348,204	282,458	65,745	293,395	35,228
Glen Oaks	Kate Murphy	340,349	276,087	64,262	286,777	34,434
Glen Oaks	Kerri Murphy	340,349	276,087	64,262	286,777	34,434
Glen Oaks	Patrick Murphy	340,349	276,087	64,262	286,777	34,434
Glen Oaks	Una Murphy 2012 Trust	287,742	233,412	54,329	242,450	29,111
Glen Oaks	Una Murphy	52,608	42,675	9,933	44,327	5,322
Glen Oaks	Dolphin Properties & Investments #12 LLC	8,508,737	6,902,181	1,606,556	7,169,416	860,845
Glen Oaks	Dolphin Properties & Investments LLC	8,508,737	6,902,181	1,606,556	7,169,416	860,845
Glen Oaks	Blackfin Properties & Investments LLLP	3,403,495	2,760,872	642,622	2,867,766	344,338
Glen Oaks	Bull Dolphin Glen Oaks ILP LLC	13,089,056	10,617,678	2,471,377	11,028,768	1,324,245
Glen Oaks	Bull Dolphin Properties & Investments LLC	13,090,365	10,618,740	2,471,625	11,029,871	1,324,377
Glen Oaks	Affordable/Glen Oaks, Ltd.	13,090,365	10,618,740	2,471,625	11,029,871	1,324,377
Hickory Pointe	Gillis Investments #2 Ltd	2,881,103	726,141	2,154,962	786,126	(171,073)
Hickory Pointe	Louis E. Vogt	1,907,117	480,662	1,426,456	520,368	(113,240)
Hickory Pointe	Jefferson Scott Zimmerman	1,814,418	457,298	1,357,120	495,074	(107,736)
Hickory Pointe	Lamplighter Investments LLC	1,440,551	363,070	1,077,481	393,063	(85,537)
Hickory Pointe	William M. Murphy Revocable Trust	1,176,674	296,564	880,110	321,062	(69,868)
Hickory Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	847,131	213,507	633,623	231,145	(50,301)
Hickory Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	847,131	213,507	633,623	231,145	(50,301)
Hickory Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	705,942	177,923	528,020	192,620	(41,917)
Hickory Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	705,942	177,923	528,020	192,620	(41,917)
Hickory Pointe	William M. Murphy 2012 Trust	551,988	139,121	412,867	150,613	(32,776)
Hickory Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	375,076	94,533	280,544	102,342	(22,271)
Hickory Pointe	Kate Murphy	288,110	72,614	215,496	78,613	(17,107)

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Hickory Pointe	Kerri Murphy	288,110	72,614	215,496	78,613	(17,107)
Hickory Pointe	Patrick Murphy	288,110	72,614	215,496	78,613	(17,107)
Hickory Pointe	Una Murphy 2012 Trust	243,577	61,390	182,187	66,461	(14,463)
Hickory Pointe	Una Murphy	44,533	11,224	33,309	12,151	(2,644)
Hickory Pointe	Dolphin Properties & Investments LLC	7,202,757	1,815,352	5,387,405	1,965,314	(427,684)
Hickory Pointe	Dolphin Properties & Investments #1 LLC	7,202,757	1,815,352	5,387,405	1,965,314	(427,684)
Hickory Pointe	Blackfin Properties & Investments LLLP	2,881,103	726,141	2,154,962	786,126	(171,073)
Hickory Pointe	BRM Trust Holdings LLC	144,055	36,307	107,748	39,306	(8,554)
Hickory Pointe	BRM Hickory Pointe ILP, LLC	14,261,459	3,594,397	10,667,062	3,891,322	(846,813)
Hickory Pointe	BRM Hickory Pointe, LLC	144,055	36,307	107,748	39,306	(8,554)
Hickory Pointe	BRM Advisors ILP Holdings, LLC	14,261,459	3,594,397	10,667,062	3,891,322	(846,813)
Hickory Pointe	BRM Advisors, LLC	144,055	36,307	107,748	39,306	(8,554)
Hickory Pointe	Hickory Pointe Ltd.	14,405,514	3,630,704	10,774,810	3,930,628	(855,367)
Hidden Creek Villas	Gillis Investments #2 Ltd	5,252,062	1,258,805	3,993,257	1,388,623	494,464
Hidden Creek Villas	Louis E. Vogt	3,476,550	833,253	2,643,296	919,185	327,305
Hidden Creek Villas	Jefferson Scott Zimmerman	3,307,565	792,751	2,514,813	874,506	311,396
Hidden Creek Villas	Lamplighter Investments LLC	2,626,031	629,403	1,996,628	694,312	247,232
Hidden Creek Villas	William M. Murphy Revocable Trust	2,145,000	514,110	1,630,890	567,129	201,944
Hidden Creek Villas	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,544,264	370,126	1,174,137	408,297	145,387
Hidden Creek Villas	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,544,264	370,126	1,174,137	408,297	145,387
Hidden Creek Villas	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,286,886	308,439	978,448	340,247	121,156
Hidden Creek Villas	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,286,886	308,439	978,448	340,247	121,156
Hidden Creek Villas	William M. Murphy 2012 Trust	1,006,237	241,173	765,064	266,045	94,734
Hidden Creek Villas	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	683,740	163,878	519,862	180,778	64,372
Hidden Creek Villas	Kate Murphy	525,206	125,881	399,326	138,862	49,446
Hidden Creek Villas	Kerri Murphy	525,206	125,881	399,326	138,862	49,446
Hidden Creek Villas	Patrick Murphy	525,206	125,881	399,326	138,862	49,446
Hidden Creek Villas	Una Murphy 2012 Trust	444,025	106,423	337,602	117,398	41,803
Hidden Creek Villas	Una Murphy	81,181	19,457	61,724	21,464	7,643
Hidden Creek Villas	Dolphin Properties & Investments LLC	13,130,154	3,147,013	9,983,142	3,471,558	1,236,159
Hidden Creek Villas	Dolphin Properties & Investments #1 LLC	13,130,154	3,147,013	9,983,142	3,471,558	1,236,159
Hidden Creek Villas	Blackfin Properties & Investments LLLP	5,252,062	1,258,805	3,993,257	1,388,623	494,464
Hidden Creek Villas	BRM Trust Holdings LLC	262,603	62,940	199,663	69,431	24,723
Hidden Creek Villas	BRM Hidden Creek ILP, LLC	25,997,705	6,231,085	19,766,620	6,873,685	2,447,595
Hidden Creek Villas	BRM Hidden Creek, LLC	262,603	62,940	199,663	69,431	24,723
Hidden Creek Villas	BRM Advisors ILP Holdings, LLC	25,997,705	6,231,085	19,766,620	6,873,685	2,447,595
Hidden Creek Villas	BRM Advisors, LLC	262,603	62,940	199,663	69,431	24,723
Hidden Creek Villas	Hidden Creek Villas Ltd.	26,260,308	6,294,025	19,966,283	6,943,116	2,472,318
Homestead Colony	Gillis Investments #2 Ltd	8,930,420	1,813,468	7,116,952	1,969,637	489,156
Homestead Colony	Lamplighter Investments LLC	4,465,210	906,734	3,558,476	984,818	244,578
Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
Homestead Colony	William M. Murphy Revocable Trust	3,647,282	740,640	2,906,641	804,421	199,777
Homestead Colony	Jefferson Scott Zimmerman	2,603,561	528,696	2,074,865	574,225	142,608
Homestead Colony	Louis E. Vogt	2,603,561	528,696	2,074,865	574,225	142,608
Homestead Colony	Angel Arroyo	2,005,910	407,333	1,598,577	442,411	109,872
Homestead Colony	William M. Murphy 2012 Trust	1,710,970	347,440	1,363,530	377,361	93,717
Homestead Colony	James H. Vogt	1,202,172	244,121	958,051	265,143	65,848
Homestead Colony	Daniel E. Vogt	1,202,172	244,121	958,051	265,143	65,848
Homestead Colony	Kate Murphy	893,042	181,347	711,695	196,964	48,916
Homestead Colony	Kerri Murphy	893,042	181,347	711,695	196,964	48,916
Homestead Colony	Patrick Murphy	893,042	181,347	711,695	196,964	48,916
Homestead Colony	Elizabeth Zimmerman Irrevocable Trust	803,738	163,212	640,526	177,267	44,024
Homestead Colony	Holly Zimmerman Irrevocable Trust	800,303	162,515	637,788	176,510	43,836
Homestead Colony	Lily Zimmerman Irrevocable Trust	800,303	162,515	637,788	176,510	43,836
Homestead Colony	Una Murphy 2012 Trust	755,004	153,316	601,688	166,519	41,355
Homestead Colony	Una Murphy	138,037	28,031	110,007	30,445	7,561
Homestead Colony	Dolphin Properties & Investments LLC	22,326,050	4,533,670	17,792,380	4,924,092	1,222,889
Homestead Colony	Dolphin Properties & Investments TCR LLC	22,326,050	4,533,670	17,792,380	4,924,092	1,222,889
Homestead Colony	Blackfin Properties & Investments LLLP	8,930,420	1,813,468	7,116,952	1,969,637	489,156
Homestead Colony	Vogt Family Trust LLC	2,404,344	488,241	1,916,102	530,287	131,696
Homestead Colony	BRM Florida Homestead, LLC	343,478	69,749	273,729	75,755	18,814
Homestead Colony	BRM Florida Holdings, LLC	343,478	69,749	273,729	75,755	18,814
Homestead Colony	BRM Florida Holdings ILP, LLC	34,004,291	6,905,128	27,099,163	7,499,770	1,862,554
Homestead Colony	Homestead Colony Limited Partnership	34,347,769	6,974,877	27,372,892	7,575,526	1,881,368
Madison Chase	Gillis Investments #2 Ltd	7,241,296	3,601,166	3,640,130	3,822,657	753,938
Madison Chase	Lamplighter Investments LLC	3,620,648	1,800,583	1,820,065	1,911,328	376,969
Madison Chase	William M. Murphy Revocable Trust	2,957,425	1,470,756	1,486,669	1,561,215	307,917
Madison Chase	Jefferson Scott Zimmerman	2,645,858	1,315,811	1,330,047	1,396,740	275,477
Madison Chase	Louis E. Vogt	2,645,858	1,315,811	1,330,047	1,396,740	275,477
Madison Chase	William M. Murphy 2012 Trust	1,387,353	689,944	697,409	732,379	144,446
Madison Chase	James H. Vogt	1,114,046	554,026	560,020	588,101	115,990
Madison Chase	Daniel E. Vogt	1,114,046	554,026	560,020	588,101	115,990
Madison Chase	Holly Zimmerman Irrevocable Trust	743,625	369,812	373,813	392,557	77,424
Madison Chase	Elizabeth Zimmerman Irrevocable Trust	743,625	369,812	373,813	392,557	77,424
Madison Chase	Lily Zimmerman Irrevocable Trust	740,840	368,427	372,413	391,087	77,134

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Madison Chase	Kate Murphy	724,130	360,117	364,013	382,266	75,394
Madison Chase	Kerri Murphy	724,130	360,117	364,013	382,266	75,394
Madison Chase	Patrick Murphy	724,130	360,117	364,013	382,266	75,394
Madison Chase	Una Murphy 2012 Trust	612,201	304,453	307,747	323,179	63,740
Madison Chase	Una Murphy	111,929	55,663	56,265	59,087	11,654
Madison Chase	Dolphin Properties & Investments #12 LLC	18,103,240	9,002,915	9,100,325	9,556,642	1,884,845
Madison Chase	Dolphin Properties & Investments LLC	18,103,240	9,002,915	9,100,325	9,556,642	1,884,845
Madison Chase	Blackfin Properties & Investments LLLP	7,241,296	3,601,166	3,640,130	3,822,657	753,938
Madison Chase	Bull Dolphin Saddle Brook ILP, LLC	27,823,287	13,836,788	13,986,499	14,687,823	2,896,861
Madison Chase	Bull Dolphin Saddle Brook, LLC	27,851	13,851	14,000	14,703	2,900
Madison Chase	Bull Dolphin Properties & Investments LLC	27,851,138	13,850,639	14,000,499	14,702,526	2,899,761
Madison Chase	Saddlebrook at Palm Beach, Ltd.	27,851,138	13,850,639	14,000,499	14,702,526	2,899,761
Madison Commons	Gillis Investments #2 Ltd	3,850,559	1,993,841	1,856,718	2,095,163	346,452
Madison Commons	Lamplighter Investments LLC	1,925,280	996,921	928,359	1,047,581	173,226
Madison Commons	William M. Murphy Revocable Trust	1,572,611	814,307	758,304	855,687	141,495
Madison Commons	Jefferson Scott Zimmerman	1,406,935	728,519	678,416	765,540	126,588
Madison Commons	Louis E. Vogt	1,406,935	728,519	678,416	765,540	126,588
Madison Commons	William M. Murphy 2012 Trust	737,725	381,998	355,727	401,410	66,376
Madison Commons	James H. Vogt	592,394	306,745	285,649	322,333	53,300
Madison Commons	Daniel E. Vogt	592,394	306,745	285,649	322,333	53,300
Madison Commons	Holly Zimmerman Irrevocable Trust	395,423	204,752	190,671	215,157	35,578
Madison Commons	Elizabeth Zimmerman Irrevocable Trust	395,423	204,752	190,671	215,157	35,578
Madison Commons	Lily Zimmerman Irrevocable Trust	393,942	203,985	189,957	214,351	35,445
Madison Commons	Kate Murphy	385,056	199,384	185,672	209,516	34,645
Madison Commons	Kerri Murphy	385,056	199,384	185,672	209,516	34,645
Madison Commons	Patrick Murphy	385,056	199,384	185,672	209,516	34,645
Madison Commons	Una Murphy 2012 Trust	325,538	168,565	156,973	177,131	29,290
Madison Commons	Una Murphy	59,518	30,819	28,699	32,385	5,355
Madison Commons	Dolphin Properties & Investments #12 LLC	9,626,398	4,984,603	4,641,795	5,237,907	866,129
Madison Commons	Dolphin Properties & Investments LLC	9,626,398	4,984,603	4,641,795	5,237,907	866,129
Madison Commons	Blackfin Properties & Investments LLLP	3,850,559	1,993,841	1,856,718	2,095,163	346,452
Madison Commons	Bull Dolphin Breckenridge Commons ILP, LLC	14,795,034	7,660,951	7,134,082	8,050,260	1,331,173
Madison Commons	Bull Dolphin Breckenridge Commons, LLC	14,810	7,669	7,141	8,058	1,333
Madison Commons	Bull Dolphin Properties & Investments LLC	14,809,844	7,668,620	7,141,224	8,058,318	1,332,506
Madison Commons	Breckenridge Commons, Ltd.	14,809,844	7,668,620	7,141,224	8,058,318	1,332,506
Magnolia Pointe	Gillis Investments #2 Ltd	2,449,927	1,891,588	558,340	2,007,769	445,625
Magnolia Pointe	Louis E. Vogt	1,621,705	1,252,117	369,587	1,329,022	294,977
Magnolia Pointe	Jefferson Scott Zimmerman	1,542,878	1,191,256	351,623	1,264,423	280,639
Magnolia Pointe	Lamplighter Investments LLC	1,224,964	945,794	279,170	1,003,884	222,813
Magnolia Pointe	William M. Murphy Revocable Trust	1,000,577	772,545	228,032	819,995	181,998
Magnolia Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	720,352	556,184	164,169	590,344	131,027
Magnolia Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	720,352	556,184	164,169	590,344	131,027
Magnolia Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	600,293	463,486	136,807	491,954	109,189
Magnolia Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	600,293	463,486	136,807	491,954	109,189
Magnolia Pointe	William M. Murphy 2012 Trust	469,379	362,407	106,972	384,666	85,377
Magnolia Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	318,944	246,256	72,687	261,381	58,014
Magnolia Pointe	Kate Murphy	244,993	189,159	55,834	200,777	44,563
Magnolia Pointe	Kerri Murphy	244,993	189,159	55,834	200,777	44,563
Magnolia Pointe	Patrick Murphy	244,993	189,159	55,834	200,777	44,563

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
Magnolia Pointe	Una Murphy 2012 Trust	207,124	159,920	47,204	169,743	37,674
Magnolia Pointe	Una Murphy	37,869	29,238	8,630	31,034	6,888
Magnolia Pointe	Dolphin Properties & Investments LLC	6,124,818	4,728,969	1,395,849	5,019,422	1,114,063
Magnolia Pointe	Dolphin Properties & Investments #1 LLC	6,124,818	4,728,969	1,395,849	5,019,422	1,114,063
Magnolia Pointe	Blackfin Properties & Investments LLLP	2,449,927	1,891,588	558,340	2,007,769	445,625
Magnolia Pointe	BRM Trust Holdings LLC	122,496	94,579	27,917	100,388	22,281
Magnolia Pointe	BRM Magnolia Pointe ILP, LLC	12,127,140	9,363,359	2,763,781	9,938,456	2,205,844
Magnolia Pointe	BRM Magnolia Pointe, LLC	122,496	94,579	27,917	100,388	22,281
Magnolia Pointe	BRM Advisors ILP Holdings, LLC	12,127,140	9,363,359	2,763,781	9,938,456	2,205,844
Magnolia Pointe	BRM Advisors, LLC	122,496	94,579	27,917	100,388	22,281
Magnolia Pointe	Magnolia Pointe Ltd.	12,249,636	9,457,938	2,791,698	10,038,844	2,228,125
Mariner’s Cove	Gillis Investments #2 Ltd	4,289,885	823,927	3,465,958	852,282	(62,510)
Mariner’s Cove	Lamplighter Investments LLC	2,144,942	411,964	1,732,979	426,141	(31,255)
Mariner’s Cove	William M. Murphy Revocable Trust	1,752,036	336,501	1,415,535	348,081	(25,530)
Mariner’s Cove	Jefferson Scott Zimmerman	1,250,666	240,206	1,010,460	248,473	(18,224)
Mariner’s Cove	Louis E. Vogt	1,250,666	240,206	1,010,460	248,473	(18,224)
Mariner’s Cove	Angel Arroyo	963,574	185,067	778,507	191,436	(14,041)
Mariner’s Cove	William M. Murphy 2012 Trust	821,895	157,855	664,039	163,288	(11,976)
Mariner’s Cove	James H. Vogt	577,485	110,913	466,571	114,730	(8,415)
Mariner’s Cove	Daniel E. Vogt	577,485	110,913	466,571	114,730	(8,415)
Mariner’s Cove	Kate Murphy	428,988	82,393	346,596	85,228	(6,251)
Mariner’s Cove	Kerri Murphy	428,988	82,393	346,596	85,228	(6,251)
Mariner’s Cove	Patrick Murphy	428,988	82,393	346,596	85,228	(6,251)
Mariner’s Cove	Elizabeth Zimmerman Irrevocable Trust	386,090	74,153	311,936	76,705	(5,626)
Mariner’s Cove	Holly Zimmerman Irrevocable Trust	384,440	73,837	310,603	76,378	(5,602)
Mariner’s Cove	Lily Zimmerman Irrevocable Trust	384,440	73,837	310,603	76,378	(5,602)
Mariner’s Cove	Una Murphy 2012 Trust	362,680	69,657	293,022	72,054	(5,285)
Mariner’s Cove	Una Murphy	66,309	12,735	53,573	13,174	(966)
Mariner’s Cove	Dolphin Properties & Investments LLC	10,724,712	2,059,818	8,664,895	2,130,704	(156,276)
Mariner’s Cove	Dolphin Properties & Investments KW LLC	10,724,712	2,059,818	8,664,895	2,130,704	(156,276)
Mariner’s Cove	Blackfin Properties & Investments LLLP	4,289,885	823,927	3,465,958	852,282	(62,510)
Mariner’s Cove	Vogt Family Trust LLC	1,154,969	221,827	933,143	229,460	(16,830)
Mariner’s Cove	BRM Southeast Mariner’s Cove ILP, LLC	16,334,562	3,137,261	13,197,301	3,245,226	(238,020)
Mariner’s Cove	BRM Southeast Mariner’s Cove GP, LLC	164,996	31,690	133,306	32,780	(2,404)
Mariner’s Cove	BRM Southeast Mariner’s Cove Holdings LLC	16,499,558	3,168,950	13,330,608	3,278,006	(240,424)
Mariner’s Cove	Mariner’s Cove Apartments Associates, Ltd.	16,499,558	3,168,950	13,330,608	3,278,006	(240,424)
Metro Place I	Gillis Investments #2 Ltd	5,509,025	1,023,518	4,485,507	1,261,924	57,809
Metro Place I	Louis E. Vogt	3,646,644	677,508	2,969,137	835,318	38,266
Metro Place I	Jefferson Scott Zimmerman	3,469,391	644,576	2,824,815	794,716	36,406
Metro Place I	Lamplighter Investments LLC	2,754,513	511,759	2,242,754	630,962	28,904
Metro Place I	William M. Murphy Revocable Trust	2,249,947	418,016	1,831,930	515,384	23,610
Metro Place I	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,619,819	300,945	1,318,874	371,044	16,998
Metro Place I	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,619,819	300,945	1,318,874	371,044	16,998
Metro Place I	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,349,849	250,787	1,099,061	309,203	14,165
Metro Place I	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,349,849	250,787	1,099,061	309,203	14,165
Metro Place I	William M. Murphy 2012 Trust	1,055,469	196,095	859,374	241,771	11,076
Metro Place I	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	717,192	133,247	583,946	164,284	7,526
Metro Place I	Kate Murphy	550,903	102,352	448,551	126,192	5,781
Metro Place I	Kerri Murphy	550,903	102,352	448,551	126,192	5,781
Metro Place I	Patrick Murphy	550,903	102,352	448,551	126,192	5,781
Metro Place I	Una Murphy 2012 Trust	465,750	86,531	379,218	106,687	4,887
Metro Place I	Una Murphy	85,153	15,821	69,332	19,506	894
Metro Place I	Dolphin Properties & Investments LLC	13,772,563	2,558,795	11,213,768	3,154,811	144,522
Metro Place I	Dolphin Properties & Investments #1 LLC	13,772,563	2,558,795	11,213,768	3,154,811	144,522
Metro Place I	Blackfin Properties & Investments LLLP	5,509,025	1,023,518	4,485,507	1,261,924	57,809
Metro Place I	BRM Trust Holdings LLC	275,451	51,176	224,275	63,096	2,890
Metro Place I	BRM Metro Place ILP, LLC	27,269,675	5,066,414	22,203,261	6,246,526	286,154
Metro Place I	BRM Metro Place, LLC	275,451	51,176	224,275	63,096	2,890
Metro Place I	BRM Advisors ILP Holdings, LLC	27,269,675	5,066,414	22,203,261	6,246,526	286,154
Metro Place I	BRM Advisors, LLC	275,451	51,176	224,275	63,096	2,890
Metro Place I	Metro Place Ltd.	27,545,126	5,117,590	22,427,536	6,309,622	289,044
Metro Place II	Gillis Investments #2 Ltd	5,035,839	1,608,660	3,427,179	1,800,373	764,876
Metro Place II	Louis E. Vogt	3,333,423	1,064,836	2,268,587	1,191,739	506,302
Metro Place II	Jefferson Scott Zimmerman	3,171,395	1,013,078	2,158,317	1,133,812	481,692
Metro Place II	Lamplighter Investments LLC	2,517,919	804,330	1,713,589	900,186	382,438
Metro Place II	William M. Murphy Revocable Trust	2,056,692	656,994	1,399,698	735,292	312,384
Metro Place II	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,480,688	472,994	1,007,693	529,364	224,896
Metro Place II	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,480,688	472,994	1,007,693	529,364	224,896
Metro Place II	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,233,906	394,162	839,745	441,136	187,414
Metro Place II	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,233,906	394,162	839,745	441,136	187,414

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Metro Place II	William M. Murphy 2012 Trust	964,811	308,201	656,610	344,932	146,542
Metro Place II	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	655,591	209,423	446,167	234,382	99,575
Metro Place II	Kate Murphy	503,584	160,866	342,718	180,037	76,488
Metro Place II	Kerri Murphy	503,584	160,866	342,718	180,037	76,488
Metro Place II	Patrick Murphy	503,584	160,866	342,718	180,037	76,488
Metro Place II	Una Murphy 2012 Trust	425,745	136,001	289,744	152,209	64,665
Metro Place II	Una Murphy	77,839	24,865	52,974	27,828	11,823
Metro Place II	Dolphin Properties & Investments LLC	12,589,596	4,021,649	8,567,947	4,500,932	1,912,190
Metro Place II	Dolphin Properties & Investments #1 LLC	12,589,596	4,021,649	8,567,947	4,500,932	1,912,190
Metro Place II	Blackfin Properties & Investments LLLP	5,035,839	1,608,660	3,427,179	1,800,373	764,876
Metro Place II	BRM Trust Holdings LLC	251,792	80,433	171,359	90,019	38,244
Metro Place II	BRM Metro Place II ILP, LLC	24,927,401	7,962,865	16,964,536	8,911,845	3,786,135
Metro Place II	BRM Metro Place II, LLC	251,792	80,433	171,359	90,019	38,244
Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
Metro Place II	BRM Advisors ILP Holdings, LLC	24,927,401	7,962,865	16,964,536	8,911,845	3,786,135
Metro Place II	BRM Advisors, LLC	251,792	80,433	171,359	90,019	38,244
Metro Place II	Metro Place II Ltd.	25,179,193	8,043,298	17,135,895	9,001,864	3,824,379
Osprey Ridge	Gillis Investments #2 Ltd	3,277,556	1,641,798	1,635,758	1,730,598	169,007
Osprey Ridge	Louis E. Vogt	2,169,546	1,086,772	1,082,774	1,145,552	111,872
Osprey Ridge	Jefferson Scott Zimmerman	2,064,090	1,033,947	1,030,143	1,089,870	106,434
Osprey Ridge	Lamplighter Investments LLC	1,638,778	820,899	817,879	865,299	84,503
Osprey Ridge	William M. Murphy Revocable Trust	1,338,590	670,528	668,062	706,795	69,024
Osprey Ridge	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	963,700	482,738	480,962	508,848	49,693
Osprey Ridge	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	963,700	482,738	480,962	508,848	49,693
Osprey Ridge	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	803,083	402,282	400,802	424,040	41,411
Osprey Ridge	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	803,083	402,282	400,802	424,040	41,411
Osprey Ridge	William M. Murphy 2012 Trust	627,944	314,550	313,393	331,564	32,380
Osprey Ridge	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	426,689	213,737	212,951	225,298	22,002
Osprey Ridge	Kate Murphy	327,756	164,180	163,576	173,060	16,901
Osprey Ridge	Kerri Murphy	327,756	164,180	163,576	173,060	16,901
Osprey Ridge	Patrick Murphy	327,756	164,180	163,576	173,060	16,901
Osprey Ridge	Una Murphy 2012 Trust	277,094	138,803	138,292	146,310	14,288
Osprey Ridge	Una Murphy	50,661	25,377	25,284	26,750	2,612
Osprey Ridge	Dolphin Properties & Investments LLC	8,193,891	4,104,496	4,089,395	4,326,495	422,517
Osprey Ridge	Dolphin Properties & Investments #1 LLC	8,193,891	4,104,496	4,089,395	4,326,495	422,517
Osprey Ridge	Blackfin Properties & Investments LLLP	3,277,556	1,641,798	1,635,758	1,730,598	169,007
Osprey Ridge	BRM Trust Holdings LLC	163,878	82,090	81,788	86,530	8,450
Osprey Ridge	BRM Osprey Ridge ILP, LLC	16,223,904	8,126,901	8,097,003	8,566,460	836,583
Osprey Ridge	BRM Osprey Ridge, LLC	163,878	82,090	81,788	86,530	8,450
Osprey Ridge	BRM Advisors ILP Holdings, LLC	16,223,904	8,126,901	8,097,003	8,566,460	836,583
Osprey Ridge	BRM Advisors, LLC	163,878	82,090	81,788	86,530	8,450
Osprey Ridge	Osprey Ridge Apartments Ltd.	16,387,781	8,208,991	8,178,790	8,652,990	845,033
Palmetto Trace	Gillis Investments #2 Ltd	3,743,585	1,419,785	2,323,800	1,487,765	116,091
Palmetto Trace	Louis E. Vogt	2,478,029	939,813	1,538,216	984,811	76,845
Palmetto Trace	Jefferson Scott Zimmerman	2,357,579	894,131	1,463,448	936,943	73,110
Palmetto Trace	Lamplighter Investments LLC	1,871,793	709,893	1,161,900	743,883	58,045
Palmetto Trace	William M. Murphy Revocable Trust	1,528,921	579,856	949,065	607,620	47,413
Palmetto Trace	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,100,726	417,460	683,267	437,448	34,134
Palmetto Trace	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,100,726	417,460	683,267	437,448	34,134
Palmetto Trace	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	917,272	347,883	569,389	364,540	28,445
Palmetto Trace	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	917,272	347,883	569,389	364,540	28,445
Palmetto Trace	William M. Murphy 2012 Trust	717,230	272,015	445,215	285,039	22,242
Palmetto Trace	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	487,359	184,835	302,524	193,685	15,113
Palmetto Trace	Kate Murphy	374,359	141,979	232,380	148,777	11,609
Palmetto Trace	Kerri Murphy	374,359	141,979	232,380	148,777	11,609
Palmetto Trace	Patrick Murphy	374,359	141,979	232,380	148,777	11,609
Palmetto Trace	Una Murphy 2012 Trust	316,494	120,033	196,461	125,780	9,815
Palmetto Trace	Una Murphy	57,865	21,946	35,919	22,996	1,794
Palmetto Trace	Dolphin Properties & Investments LLC	9,358,963	3,549,464	5,809,500	3,719,414	290,227
Palmetto Trace	Dolphin Properties & Investments #1 LLC	9,358,963	3,549,464	5,809,500	3,719,414	290,227
Palmetto Trace	Blackfin Properties & Investments LLLP	3,743,585	1,419,785	2,323,800	1,487,765	116,091
Palmetto Trace	BRM Trust Holdings LLC	187,179	70,989	116,190	74,388	5,805
Palmetto Trace	BRM Palmetto Dunes ILP, LLC	18,530,747	7,027,938	11,502,810	7,364,439	574,648
Palmetto Trace	BRM Palmetto Dunes, LLC	187,179	70,989	116,190	74,388	5,805
Palmetto Trace	BRM Advisors ILP Holdings, LLC	18,530,747	7,027,938	11,502,810	7,364,439	574,648
Palmetto Trace	BRM Advisors, LLC	187,179	70,989	116,190	74,388	5,805
Palmetto Trace	Palmetto Dunes Ltd.	18,717,927	7,098,927	11,619,000	7,438,827	580,453
Park Avenue Villas	Gillis Investments #2 Ltd	1,740,305	504,751	1,235,555	575,864	2,316
Park Avenue Villas	Louis E. Vogt	1,151,978	334,115	817,863	381,187	1,533

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Park Avenue Villas	Jefferson Scott Zimmerman	1,095,983	317,874	778,109	362,659	1,458
Park Avenue Villas	Lamplighter Investments LLC	870,153	252,375	617,777	287,932	1,158
Park Avenue Villas	William M. Murphy Revocable Trust	710,760	206,146	504,614	235,189	946
Park Avenue Villas	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	511,702	148,412	363,290	169,321	681
Park Avenue Villas	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	511,702	148,412	363,290	169,321	681
Park Avenue Villas	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	426,418	123,677	302,742	141,101	567
Park Avenue Villas	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	426,418	123,677	302,742	141,101	567
Park Avenue Villas	William M. Murphy 2012 Trust	333,423	96,705	236,719	110,329	444
Park Avenue Villas	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	226,562	65,711	160,851	74,969	301
Park Avenue Villas	Kate Murphy	174,031	50,475	123,555	57,586	232
Park Avenue Villas	Kerri Murphy	174,031	50,475	123,555	57,586	232
Park Avenue Villas	Patrick Murphy	174,031	50,475	123,555	57,586	232
Park Avenue Villas	Una Murphy 2012 Trust	147,131	42,673	104,458	48,685	196
Park Avenue Villas	Una Murphy	26,900	7,802	19,098	8,901	36
Park Avenue Villas	Dolphin Properties & Investments LLC	4,350,764	1,261,877	3,088,887	1,439,660	5,790
Park Avenue Villas	Dolphin Properties & Investments #1 LLC	4,350,764	1,261,877	3,088,887	1,439,660	5,790
Park Avenue Villas	Blackfin Properties & Investments LLLP	1,740,305	504,751	1,235,555	575,864	2,316
Park Avenue Villas	BRM Trust Holdings LLC	87,015	25,238	61,778	28,793	116
Park Avenue Villas	BRM Park Avenue ILP, LLC	8,614,512	2,498,515	6,115,997	2,850,527	11,463
Park Avenue Villas	BRM Park Avenue, LLC	87,015	25,238	61,778	28,793	116
Park Avenue Villas	BRM Advisors ILP Holdings, LLC	8,614,512	2,498,515	6,115,997	2,850,527	11,463
Park Avenue Villas	BRM Advisors, LLC	87,015	25,238	61,778	28,793	116
Park Avenue Villas	Park Avenue Villas Ltd.	8,701,527	2,523,753	6,177,774	2,879,320	11,579
Pointe Vista I	Gillis Investments #2 Ltd	1,549,013	903,530	645,483	963,921	248,058
Pointe Vista I	Louis E. Vogt	1,025,353	598,083	427,271	638,058	164,200
Pointe Vista I	Jefferson Scott Zimmerman	975,514	569,012	406,502	607,044	156,218
Pointe Vista I	Lamplighter Investments LLC	774,506	451,765	322,741	481,961	124,029
Pointe Vista I	William M. Murphy Revocable Trust	632,634	369,012	263,622	393,676	101,310
Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
Pointe Vista I	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	455,456	265,665	189,791	283,422	72,936
Pointe Vista I	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	455,456	265,665	189,791	283,422	72,936
Pointe Vista I	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	379,547	221,387	158,159	236,185	60,780
Pointe Vista I	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	379,547	221,387	158,159	236,185	60,780
Pointe Vista I	William M. Murphy 2012 Trust	296,774	173,106	123,667	184,677	47,525
Pointe Vista I	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	201,658	117,626	84,032	125,488	32,293
Pointe Vista I	Kate Murphy	154,901	90,353	64,548	96,392	24,806
Pointe Vista I	Kerri Murphy	154,901	90,353	64,548	96,392	24,806
Pointe Vista I	Patrick Murphy	154,901	90,353	64,548	96,392	24,806
Pointe Vista I	Una Murphy 2012 Trust	130,958	76,387	54,571	81,493	20,972
Pointe Vista I	Una Murphy	23,943	13,966	9,977	14,899	3,834
Pointe Vista I	Dolphin Properties & Investments LLC	3,872,532	2,258,825	1,613,707	2,409,804	620,145
Pointe Vista I	Dolphin Properties & Investments #1 LLC	3,872,532	2,258,825	1,613,707	2,409,804	620,145
Pointe Vista I	Blackfin Properties & Investments LLLP	1,549,013	903,530	645,483	963,921	248,058
Pointe Vista I	BRM Trust Holdings LLC	77,451	45,177	32,274	48,196	12,403
Pointe Vista I	BRM Pointe Vista ILP, LLC	7,667,613	4,472,474	3,195,139	4,771,411	1,227,887
Pointe Vista I	BRM Pointe Vista, LLC	77,451	45,177	32,274	48,196	12,403
Pointe Vista I	BRM Advisors ILP Holdings, LLC	7,667,613	4,472,474	3,195,139	4,771,411	1,227,887
Pointe Vista I	BRM Advisors, LLC	77,451	45,177	32,274	48,196	12,403
Pointe Vista I	Pointe Vista Ltd.	7,745,063	4,517,650	3,227,413	4,819,607	1,240,290
Pointe Vista II	Gillis Investments #2 Ltd	6,098,051	3,008,029	3,090,021	3,211,987	853,412
Pointe Vista II	Louis E. Vogt	4,036,544	1,991,135	2,045,409	2,126,142	564,908
Pointe Vista II	Jefferson Scott Zimmerman	3,840,339	1,894,352	1,945,987	2,022,797	537,449
Pointe Vista II	Lamplighter Investments LLC	3,049,025	1,504,015	1,545,011	1,605,993	426,706
Pointe Vista II	William M. Murphy Revocable Trust	2,490,511	1,228,512	1,261,999	1,311,811	348,543
Pointe Vista II	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,793,010	884,451	908,559	944,420	250,929
Pointe Vista II	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,793,010	884,451	908,559	944,420	250,929
Pointe Vista II	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,494,175	737,042	757,132	787,017	209,107
Pointe Vista II	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,494,175	737,042	757,132	787,017	209,107
Pointe Vista II	William M. Murphy 2012 Trust	1,168,319	576,305	592,014	615,381	163,504
Pointe Vista II	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	793,875	391,600	402,274	418,152	111,101
Pointe Vista II	Kate Murphy	609,805	300,803	309,002	321,199	85,341
Pointe Vista II	Kerri Murphy	609,805	300,803	309,002	321,199	85,341
Pointe Vista II	Patrick Murphy	609,805	300,803	309,002	321,199	85,341
Pointe Vista II	Una Murphy 2012 Trust	515,548	254,308	261,240	271,551	72,150
Pointe Vista II	Una Murphy	94,258	46,495	47,762	49,648	13,191

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Pointe Vista II	Dolphin Properties & Investments LLC	15,245,127	7,520,074	7,725,053	8,029,967	2,133,530
Pointe Vista II	Dolphin Properties & Investments #1 LLC	15,245,127	7,520,074	7,725,053	8,029,967	2,133,530
Pointe Vista II	Blackfin Properties & Investments LLLP	6,098,051	3,008,029	3,090,021	3,211,987	853,412
Pointe Vista II	BRM Trust Holdings LLC	304,903	150,401	154,501	160,599	42,671
Pointe Vista II	BRM Pointe Vista II ILP, LLC	30,185,351	14,889,746	15,295,606	15,899,334	4,224,389
Pointe Vista II	BRM Pointe Vista II, LLC	304,903	150,401	154,501	160,599	42,671
Pointe Vista II	BRM Advisors ILP Holdings, LLC	30,185,351	14,889,746	15,295,606	15,899,334	4,224,389
Pointe Vista II	BRM Advisors, LLC	304,903	150,401	154,501	160,599	42,671
Pointe Vista II	Pointe Vista II Ltd.	30,490,254	15,040,147	15,450,107	16,059,933	4,267,060
Providence Reserve	Gillis Investments #2 Ltd	2,751,787	1,148,433	1,603,354	1,213,502	(133,412)
Providence Reserve	Louis E. Vogt	1,821,518	760,194	1,061,324	803,266	(88,311)
Providence Reserve	Jefferson Scott Zimmerman	1,732,979	723,243	1,009,736	764,221	(84,018)
Providence Reserve	Lamplighter Investments LLC	1,375,894	574,217	801,677	606,751	(66,706)
Providence Reserve	William M. Murphy Revocable Trust	1,123,860	469,033	654,827	495,608	(54,487)
Providence Reserve	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	809,108	337,674	471,434	356,806	(39,227)
Providence Reserve	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	809,108	337,674	471,434	356,806	(39,227)
Providence Reserve	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	674,257	281,395	392,862	297,338	(32,689)
Providence Reserve	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	674,257	281,395	392,862	297,338	(32,689)
Providence Reserve	William M. Murphy 2012 Trust	527,212	220,027	307,185	232,494	(25,560)
Providence Reserve	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	358,241	149,509	208,733	157,980	(17,368)
Providence Reserve	Kate Murphy	275,179	114,843	160,335	121,350	(13,341)
Providence Reserve	Kerri Murphy	275,179	114,843	160,335	121,350	(13,341)
Providence Reserve	Patrick Murphy	275,179	114,843	160,335	121,350	(13,341)
Providence Reserve	Una Murphy 2012 Trust	232,644	97,092	135,552	102,593	(11,279)
Providence Reserve	Una Murphy	42,534	17,751	24,783	18,757	(2,062)
Providence Reserve	Dolphin Properties & Investments LLC	6,879,468	2,871,083	4,008,385	3,033,756	(333,531)
Providence Reserve	Dolphin Properties & Investments #1 LLC	6,879,468	2,871,083	4,008,385	3,033,756	(333,531)
Providence Reserve	Blackfin Properties & Investments LLLP	2,751,787	1,148,433	1,603,354	1,213,502	(133,412)
Providence Reserve	BRM Trust Holdings LLC	137,589	57,422	80,168	60,675	(6,671)
Providence Reserve	BRM Lake Providence ILP, LLC	13,621,347	5,684,744	7,936,603	6,006,836	(660,390)
Providence Reserve	BRM Lake Providence, LLC	137,589	57,422	80,168	60,675	(6,671)
Providence Reserve	BRM Advisors ILP Holdings, LLC	13,621,347	5,684,744	7,936,603	6,006,836	(660,390)
Providence Reserve	BRM Advisors, LLC	137,589	57,422	80,168	60,675	(6,671)
Providence Reserve	Lake Providence Ltd.	13,758,936	5,742,166	8,016,770	6,067,511	(667,061)
Sand Lake Pointe	Gillis Investments #2 Ltd	6,686,863	2,068,780	4,618,083	2,296,101	(104,129)
Sand Lake Pointe	Louis E. Vogt	4,426,302	1,369,408	3,056,894	1,519,881	(68,927)
Sand Lake Pointe	Jefferson Scott Zimmerman	4,211,152	1,302,845	2,908,307	1,446,004	(65,577)
Sand Lake Pointe	Lamplighter Investments LLC	3,343,431	1,034,390	2,309,042	1,148,051	(52,065)
Sand Lake Pointe	William M. Murphy Revocable Trust	2,730,988	844,912	1,886,076	937,753	(42,527)
Sand Lake Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,966,138	608,283	1,357,855	675,123	(30,617)
Sand Lake Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,966,138	608,283	1,357,855	675,123	(30,617)
Sand Lake Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,638,449	506,903	1,131,546	562,602	(25,514)
Sand Lake Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,638,449	506,903	1,131,546	562,602	(25,514)
Sand Lake Pointe	William M. Murphy 2012 Trust	1,281,129	396,355	884,774	439,908	(19,950)
Sand Lake Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	870,529	269,324	601,205	298,918	(13,556)
Sand Lake Pointe	Kate Murphy	668,686	206,878	461,808	229,610	(10,413)
Sand Lake Pointe	Kerri Murphy	668,686	206,878	461,808	229,610	(10,413)

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
Sand Lake Pointe	Patrick Murphy	668,686	206,878	461,808	229,610	(10,413)
Sand Lake Pointe	Una Murphy 2012 Trust	565,327	174,901	390,427	194,119	(8,803)
Sand Lake Pointe	Una Murphy	103,359	31,977	71,382	35,491	(1,610)
Sand Lake Pointe	Dolphin Properties & Investments LLC	16,717,157	5,171,949	11,545,208	5,740,254	(260,323)
Sand Lake Pointe	Dolphin Properties & Investments #1 LLC	16,717,157	5,171,949	11,545,208	5,740,254	(260,323)
Sand Lake Pointe	Blackfin Properties & Investments LLLP	6,686,863	2,068,780	4,618,083	2,296,101	(104,129)
Sand Lake Pointe	BRM Trust Holdings LLC	334,343	103,439	230,904	114,805	(5,206)
Sand Lake Pointe	BRM Sand Lake Pointe ILP, LLC	33,099,971	10,240,459	22,859,512	11,365,702	(515,439)
Sand Lake Pointe	BRM Sand Lake Pointe, LLC	334,343	103,439	230,904	114,805	(5,206)
Sand Lake Pointe	BRM Advisors ILP Holdings, LLC	33,099,971	10,240,459	22,859,512	11,365,702	(515,439)
Sand Lake Pointe	BRM Advisors, LLC	334,343	103,439	230,904	114,805	(5,206)
Sand Lake Pointe	Sand Lake Pointe Apartments Ltd.	33,434,314	10,343,898	23,090,416	11,480,507	(520,645)
Spring Harbor	Gillis Investments #2 Ltd	5,044,378	2,148,591	2,895,787	2,317,233	296,197
Spring Harbor	Lamplighter Investments LLC	2,522,189	1,074,295	1,447,894	1,158,617	148,098
Spring Harbor	William M. Murphy Revocable Trust	2,060,179	877,508	1,182,671	946,384	120,970
Spring Harbor	Jefferson Scott Zimmerman	1,843,138	785,062	1,058,076	846,681	108,226
Spring Harbor	Louis E. Vogt	1,843,138	785,062	1,058,076	846,681	108,226
Spring Harbor	William M. Murphy 2012 Trust	966,447	411,646	554,801	443,956	56,748
Spring Harbor	James H. Vogt	776,058	330,552	445,506	356,497	45,569
Spring Harbor	Daniel E. Vogt	776,058	330,552	445,506	356,497	45,569
Spring Harbor	Holly Zimmerman Irrevocable Trust	518,019	220,644	297,375	237,962	30,417
Spring Harbor	Elizabeth Zimmerman Irrevocable Trust	518,019	220,644	297,375	237,962	30,417
Spring Harbor	Lily Zimmerman Irrevocable Trust	516,079	219,817	296,261	237,071	30,303
Spring Harbor	Kate Murphy	504,438	214,859	289,579	231,723	29,620
Spring Harbor	Kerri Murphy	504,438	214,859	289,579	231,723	29,620
Spring Harbor	Patrick Murphy	504,438	214,859	289,579	231,723	29,620
Spring Harbor	Una Murphy 2012 Trust	426,467	181,648	244,819	195,906	25,041
Spring Harbor	Una Murphy	77,971	33,211	44,760	35,817	4,578
Spring Harbor	Dolphin Properties & Investments #12 LLC	12,610,945	5,371,477	7,239,468	5,793,083	740,492
Spring Harbor	Dolphin Properties & Investments LLC	12,610,945	5,371,477	7,239,468	5,793,083	740,492
Spring Harbor	Blackfin Properties & Investments LLLP	5,044,378	2,148,591	2,895,787	2,317,233	296,197
Spring Harbor	Bull Dolphin Spring Harbor ILP, LLC	19,382,052	8,255,546	11,126,506	8,903,524	1,138,080
Spring Harbor	Bull Dolphin Spring Harbor LLC	19,401	8,264	11,138	8,912	1,139
Spring Harbor	Bull Dolphin Properties & Investments LLC	19,401,453	8,263,810	11,137,643	8,912,436	1,139,219
Spring Harbor	Spring Harbor, Ltd.	19,401,453	8,263,810	11,137,643	8,912,436	1,139,219
Waterford Pointe	Gillis Investments #2 Ltd	5,607,676	1,444,485	4,163,191	1,516,370	147,490
Waterford Pointe	Louis E. Vogt	3,711,945	956,162	2,755,782	1,003,746	97,630
Waterford Pointe	Jefferson Scott Zimmerman	3,531,518	909,686	2,621,832	954,957	92,884
Waterford Pointe	Lamplighter Investments LLC	2,803,838	722,243	2,081,595	758,185	73,745
Waterford Pointe	William M. Murphy Revocable Trust	2,290,236	589,944	1,700,293	619,302	60,237
Waterford Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,648,825	424,722	1,224,103	445,858	43,367
Waterford Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,648,825	424,722	1,224,103	445,858	43,367
Waterford Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,374,021	353,935	1,020,086	371,549	36,139
Waterford Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,374,021	353,935	1,020,086	371,549	36,139
Waterford Pointe	William M. Murphy 2012 Trust	1,074,369	276,747	797,622	290,520	28,257
Waterford Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	730,035	188,050	541,985	197,409	19,201
Waterford Pointe	Kate Murphy	560,768	144,449	416,319	151,637	14,749
Waterford Pointe	Kerri Murphy	560,768	144,449	416,319	151,637	14,749
Waterford Pointe	Patrick Murphy	560,768	144,449	416,319	151,637	14,749
Waterford Pointe	Una Murphy 2012 Trust	474,090	122,121	351,969	128,199	12,469
Waterford Pointe	Una Murphy	86,678	22,327	64,350	23,439	2,280
Waterford Pointe	Dolphin Properties & Investments LLC	14,019,189	3,611,213	10,407,977	3,790,926	368,725
Waterford Pointe	Dolphin Properties & Investments #1 LLC	14,019,189	3,611,213	10,407,977	3,790,926	368,725
Waterford Pointe	Blackfin Properties & Investments LLLP	5,607,676	1,444,485	4,163,191	1,516,370	147,490
Waterford Pointe	BRM Trust Holdings LLC	280,384	72,224	208,160	75,819	7,375
Waterford Pointe	BRM Waterford Pointe ILP, LLC	27,757,995	7,150,201	20,607,794	7,506,033	730,076
Waterford Pointe	BRM Waterford Pointe, LLC	280,384	72,224	208,160	75,819	7,375
Waterford Pointe	BRM Advisors ILP Holdings, LLC	27,757,995	7,150,201	20,607,794	7,506,033	730,076
Waterford Pointe	BRM Advisors, LLC	280,384	72,224	208,160	75,819	7,375
Waterford Pointe	Waterford Pointe Apartments Ltd.	28,038,379	7,222,425	20,815,954	7,581,852	737,450
West Pointe Villas	Gillis Investments #2 Ltd	6,214,427	1,730,628	4,483,799	1,930,390	67,635
West Pointe Villas	Louis E. Vogt	4,113,578	1,145,572	2,968,006	1,277,802	44,770
West Pointe Villas	Jefferson Scott Zimmerman	3,913,629	1,089,889	2,823,740	1,215,692	42,594
West Pointe Villas	Lamplighter Investments LLC	3,107,213	865,314	2,241,900	965,195	33,818
West Pointe Villas	William M. Murphy Revocable Trust	2,538,040	706,807	1,831,233	788,393	27,623
West Pointe Villas	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	1,827,228	508,856	1,318,371	567,593	19,887
West Pointe Villas	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	1,827,228	508,856	1,318,371	567,593	19,887
West Pointe Villas	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,522,690	424,047	1,098,643	472,994	16,572
West Pointe Villas	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	1,522,690	424,047	1,098,643	472,994	16,572

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
West Pointe Villas	William M. Murphy 2012 Trust	1,190,616	331,569	859,047	369,842	12,958
West Pointe Villas	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	809,025	225,302	583,723	251,308	8,805
West Pointe Villas	Kate Murphy	621,443	173,063	448,380	193,039	6,764
West Pointe Villas	Kerri Murphy	621,443	173,063	448,380	193,039	6,764
West Pointe Villas	Patrick Murphy	621,443	173,063	448,380	193,039	6,764
West Pointe Villas	Una Murphy 2012 Trust	525,386	146,312	379,074	163,201	5,718
West Pointe Villas	Una Murphy	96,056	26,750	69,306	29,838	1,045
West Pointe Villas	Dolphin Properties & Investments LLC	15,536,067	4,326,570	11,209,498	4,825,976	169,088
West Pointe Villas	Dolphin Properties & Investments #1 LLC	15,536,067	4,326,570	11,209,498	4,825,976	169,088
West Pointe Villas	Blackfin Properties & Investments LLLP	6,214,427	1,730,628	4,483,799	1,930,390	67,635
West Pointe Villas	BRM Trust Holdings LLC	310,721	86,531	224,190	96,520	3,382
West Pointe Villas	BRM West Pointe ILP, LLC	30,761,413	8,566,608	22,194,806	9,555,431	334,794
West Pointe Villas	BRM West Pointe, LLC	310,721	86,531	224,190	96,520	3,382
West Pointe Villas	BRM Advisors ILP Holdings, LLC	30,761,413	8,566,608	22,194,806	9,555,431	334,794

			Adjusted Tax Basis		Adjusted Tax
		Allocated	as of December XX,	Initial Built-	Basis as of	734/743
		Value	2017	In Gain	December 31,	Adjustment
Protected Property	Protected Partner	(A)	(B)	(A-B)	2016	Amount
Avalon Reserve	Jefferson Scott Zimmerman	4,216,320	1,817,879	2,398,441	1,920,235	57,541
West Pointe Villas	BRM Advisors, LLC	310,721	86,531	224,190	96,520	3,382
West Pointe Villas	West Pointe Villas Ltd.	31,072,135	8,653,139	22,418,996	9,651,951	338,176
Whistler’s Cove	Gillis Investments #2 Ltd	7,361,888	1,532,251	5,829,637	1,691,614	—
Whistler’s Cove	Lamplighter Investments LLC	3,680,944	766,125	2,914,818	845,807	—
Whistler’s Cove	William M. Murphy Revocable Trust	3,006,676	625,788	2,380,888	690,874	—
Whistler’s Cove	Jefferson Scott Zimmerman	2,689,920	559,861	2,130,060	618,090	—
Whistler’s Cove	Louis E. Vogt	2,689,920	559,861	2,130,060	618,090	—
Whistler’s Cove	William M. Murphy 2012 Trust	1,410,457	293,562	1,116,894	324,095	—
Whistler’s Cove	James H. Vogt	1,132,598	235,731	896,867	260,248	—
Whistler’s Cove	Daniel E. Vogt	1,132,598	235,731	896,867	260,248	—
Whistler’s Cove	Holly Zimmerman Irrevocable Trust	756,009	157,350	598,659	173,716	—
Whistler’s Cove	Elizabeth Zimmerman Irrevocable Trust	756,009	157,350	598,659	173,716	—
Whistler’s Cove	Lily Zimmerman Irrevocable Trust	753,178	156,761	596,417	173,065	—
Whistler’s Cove	Kate Murphy	736,189	153,225	582,964	169,161	—
Whistler’s Cove	Kerri Murphy	736,189	153,225	582,964	169,161	—
Whistler’s Cove	Patrick Murphy	736,189	153,225	582,964	169,161	—
Whistler’s Cove	Una Murphy 2012 Trust	622,396	129,541	492,855	143,014	—
Whistler’s Cove	Una Murphy	113,793	23,684	90,109	26,147	—
Whistler’s Cove	Dolphin Properties & Investments #12 LLC	18,404,719	3,830,627	14,574,092	4,229,034	—
Whistler’s Cove	Dolphin Properties & Investments LLC	18,404,719	3,830,627	14,574,092	4,229,034	—
Whistler’s Cove	Blackfin Properties & Investments LLLP	7,361,888	1,532,251	5,829,637	1,691,614	—
Whistler’s Cove	Bull Dolphin Whistlers Cove ILP, LLC	28,289,469	5,887,969	22,401,500	6,500,350	—
Whistler’s Cove	Bull Dolphin Whistlers Cove, LLC	25,483	5,304	20,180	5,856	—
Whistler’s Cove	Bull Dolphin Properties & Investments LLC	28,314,952	5,893,273	22,421,679	6,506,206	—
Whistler’s Cove	Affordable/Whistlers Cove, Ltd.	28,314,952	5,893,273	22,421,679	6,506,206	—

ANNEX C

See attached

1

ANNEX C

MINIMUM DEBT AMOUNT

Protected Property	Minimum Debt Amount
Avalon Reserve	1,447,600
Buena Vista at Cypress Pointe	—
Buena Vista Place	10,747,312
Buena Vista Place II	3,527,243
Camellia Pointe	4,499,507
Congress Park	10,926,842
Cypress Ridge	1,183,541
Glen Oaks	2,754,469
Hickory Pointe	4,490,302
Hidden Creek Villas	5,036,306
Homestead Colony	10,970,629
Madison Chase	—
Madison Commons	5,752,401
Magnolia Pointe	3,847,668
Mariner’s Cove	—
Metro Place I	7,825,064
Metro Place II	6,738,614
Osprey Ridge	1,808,000
Palmetto Trace	5,451,395
Park Avenue Villas	3,260,447
Pointe Vista I	2,645,167
Pointe Vista II	7,619,355
Providence Reserve	5,138,721
Sand Lake Pointe	—
Spring Harbor	6,482,561
Waterford Pointe	—
West Pointe Villas	2,500,000
Whistler’s Cove	7,200,000

ANNEX C

REQUESTED DEBT AMOUNTS

Protected Property	Protected Partner	Requested Debt Amount
Avalon Reserve	Jefferson Scott Zimmerman	10,781
Avalon Reserve	Gillis Investments #2 Ltd	17,119
Avalon Reserve	Louis E. Vogt	11,332
Avalon Reserve	Lamplighter Investments LLC	8,559
Avalon Reserve	William M. Murphy Revocable Trust	6,992
Avalon Reserve	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	5,033
Avalon Reserve	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	5,033
Avalon Reserve	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	4,195
Avalon Reserve	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	4,195
Avalon Reserve	William M. Murphy 2012 Trust	3,280
Avalon Reserve	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	2,229
Avalon Reserve	Kate Murphy	1,712
Avalon Reserve	Kerri Murphy	1,712
Avalon Reserve	Patrick Murphy	1,712
Avalon Reserve	Una Murphy 2012 Trust	1,447
Avalon Reserve	Una Murphy	265
Avalon Reserve	Dolphin Properties & Investments LLC	42,797
Avalon Reserve	Dolphin Properties & Investments #1 LLC	42,797
Avalon Reserve	Blackfin Properties & Investments LLLP	17,119
Avalon Reserve	BRM Trust Holdings LLC	856
Avalon Reserve	BRM Avalon Reserve ILP, LLC	84,738
Avalon Reserve	BRM Avalon Reserve, LLC	856
Avalon Reserve	BRM Advisors ILP Holdings, LLC	84,738
Avalon Reserve	BRM Advisors, LLC	856
Avalon Reserve	Avalon Reserve Ltd.	85,594
Buena Vista at Cypress Pointe	Gillis Investments #2 Ltd	—
Buena Vista at Cypress Pointe	Lamplighter Investments LLC	—
Buena Vista at Cypress Pointe	William M. Murphy Revocable Trust	—
Buena Vista at Cypress Pointe	Jefferson Scott Zimmerman	—
Buena Vista at Cypress Pointe	Louis E. Vogt	—
Buena Vista at Cypress Pointe	Angel Arroyo	—
Buena Vista at Cypress Pointe	William M. Murphy 2012 Trust	—
Buena Vista at Cypress Pointe	James H. Vogt	—
Buena Vista at Cypress Pointe	Daniel E. Vogt	—
Buena Vista at Cypress Pointe	Kate Murphy	—
Buena Vista at Cypress Pointe	Kerri Murphy	—
Buena Vista at Cypress Pointe	Patrick Murphy	—

Protected Property	Protected Partner	Requested Debt Amount
Buena Vista at Cypress Pointe	Elizabeth Zimmerman Irrevocable Trust	—
Buena Vista at Cypress Pointe	Holly Zimmerman Irrevocable Trust	—
Buena Vista at Cypress Pointe	Lily Zimmerman Irrevocable Trust	—
Buena Vista at Cypress Pointe	Una Murphy 2012 Trust	—
Buena Vista at Cypress Pointe	Una Murphy	—
Buena Vista at Cypress Pointe	Dolphin Properties & Investments LLC	—
Buena Vista at Cypress Pointe	Dolphin Properties & Investments TCR LLC	—
Buena Vista at Cypress Pointe	Blackfin Properties & Investments LLLP	—
Buena Vista at Cypress Pointe	Vogt Family Trust LLC	—
Buena Vista at Cypress Pointe	BRM Florida Holdings ILP, LLC	—
Buena Vista at Cypress Pointe	BRM Florida Buena Vista Pointe, LLC	—
Buena Vista at Cypress Pointe	BRM Florida Buena Vista Pointe ILP, LLC	—
Buena Vista at Cypress Pointe	BRM Florida Holdings, LLC	—
Buena Vista at Cypress Pointe	Buena Vista at Cypress Pointe, LP	—
Buena Vista Place	Gillis Investments #2 Ltd	1,337,208
Buena Vista Place	Lamplighter Investments LLC	668,604
Buena Vista Place	William M. Murphy Revocable Trust	546,131
Buena Vista Place	Jefferson Scott Zimmerman	389,848
Buena Vista Place	Louis E. Vogt	389,848
Buena Vista Place	Angel Arroyo	146,933
Buena Vista Place	William M. Murphy 2012 Trust	256,194
Buena Vista Place	James H. Vogt	145,689
Buena Vista Place	Daniel E. Vogt	145,689
Buena Vista Place	Kate Murphy	133,721
Buena Vista Place	Kerri Murphy	133,721
Buena Vista Place	Patrick Murphy	133,721
Buena Vista Place	Elizabeth Zimmerman Irrevocable Trust	97,342
Buena Vista Place	Holly Zimmerman Irrevocable Trust	97,090
Buena Vista Place	Lily Zimmerman Irrevocable Trust	96,946
Buena Vista Place	Una Murphy 2012 Trust	113,052
Buena Vista Place	Una Murphy	20,669
Buena Vista Place	Dolphin Properties & Investments LLC	3,343,021
Buena Vista Place	Dolphin Properties & Investments TCR LLC	1,445,508
Buena Vista Place	Blackfin Properties & Investments LLLP	1,337,208
Buena Vista Place	Vogt Family Trust LLC	176,118
Buena Vista Place	BRM Florida Buena Vista Place I, LLC	37
Buena Vista Place	BRM Florida Holdings ILP, LLC	2,206,507
Buena Vista Place	BRM Florida Holdings, LLC	514
Buena Vista Place	Reams Road Limited Partnership	368,217
Buena Vista Place II	Gillis Investments #2 Ltd	641,194
Buena Vista Place II	Lamplighter Investments LLC	320,597
Buena Vista Place II	William M. Murphy Revocable Trust	261,871
Buena Vista Place II	Jefferson Scott Zimmerman	186,933
Buena Vista Place II	Louis E. Vogt	186,933

Protected Property	Protected Partner	Requested Debt Amount
Buena Vista Place II	Angel Arroyo	48,223
Buena Vista Place II	William M. Murphy 2012 Trust	122,846
Buena Vista Place II	James H. Vogt	47,815
Avalon Reserve	Jefferson Scott Zimmerman	10,781
Buena Vista Place II	Daniel E. Vogt	47,815
Buena Vista Place II	Kate Murphy	64,119
Buena Vista Place II	Kerri Murphy	64,119
Buena Vista Place II	Patrick Murphy	64,119
Buena Vista Place II	Elizabeth Zimmerman Irrevocable Trust	31,947
Buena Vista Place II	Holly Zimmerman Irrevocable Trust	31,865
Buena Vista Place II	Lily Zimmerman Irrevocable Trust	31,818
Buena Vista Place II	Una Murphy 2012 Trust	54,208
Buena Vista Place II	Una Murphy	9,911
Buena Vista Place II	Dolphin Properties & Investments LLC	1,602,985
Buena Vista Place II	Dolphin Properties & Investments TCR LLC	474,412
Buena Vista Place II	Blackfin Properties & Investments LLLP	641,194
Buena Vista Place II	Vogt Family Trust LLC	57,802
Buena Vista Place II	BRM Florida Buena Vista Place II, LLC	4
Buena Vista Place II	BRM Florida Holdings ILP, LLC	724,171
Buena Vista Place II	BRM Florida Holdings, LLC	247
Buena Vista Place II	Reams Road II Limited Partnership	41,182
Camellia Pointe	Gillis Investments #2 Ltd	—
Camellia Pointe	Louis E. Vogt	—
Camellia Pointe	Jefferson Scott Zimmerman	—
Camellia Pointe	Lamplighter Investments LLC	—
Camellia Pointe	William M. Murphy Revocable Trust	—
Camellia Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Camellia Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Camellia Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Camellia Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Camellia Pointe	William M. Murphy 2012 Trust	—
Camellia Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Camellia Pointe	Kate Murphy	—
Camellia Pointe	Kerri Murphy	—
Camellia Pointe	Patrick Murphy	—
Camellia Pointe	Una Murphy 2012 Trust	—
Camellia Pointe	Una Murphy	—
Camellia Pointe	Dolphin Properties & Investments LLC	—
Camellia Pointe	Dolphin Properties & Investments #1 LLC	—
Camellia Pointe	Blackfin Properties & Investments LLLP	—
Camellia Pointe	BRM Trust Holdings LLC	—
Camellia Pointe	BRM Camellia Pointe ILP, LLC	—
Camellia Pointe	BRM Camellia Pointe, LLC	—
Camellia Pointe	BRM Advisors ILP Holdings, LLC	—
Camellia Pointe	BRM Advisors, LLC	—
Camellia Pointe	Camellia Pointe Ltd.	—
Congress Park	Gillis Investments #2 Ltd	967,337
Congress Park	Lamplighter Investments LLC	483,669
Congress Park	William M. Murphy Revocable Trust	395,071
Congress Park	Jefferson Scott Zimmerman	282,016
Congress Park	Louis E. Vogt	282,016
Congress Park	Angel Arroyo	149,388
Congress Park	William M. Murphy 2012 Trust	185,331
Congress Park	James H. Vogt	130,218

Protected Property	Protected Partner	Requested Debt Amount
Congress Park	Daniel E. Vogt	130,218
Congress Park	Kate Murphy	96,734
Congress Park	Kerri Murphy	96,734
Congress Park	Patrick Murphy	96,734
Congress Park	Elizabeth Zimmerman Irrevocable Trust	87,060
Congress Park	Holly Zimmerman Irrevocable Trust	86,688
Congress Park	Lily Zimmerman Irrevocable Trust	86,688
Congress Park	Una Murphy 2012 Trust	81,782
Congress Park	Una Murphy	14,952
Congress Park	Dolphin Properties & Investments LLC	2,418,343
Congress Park	Dolphin Properties & Investments TCR LLC	1,469,655
Congress Park	Blackfin Properties & Investments LLLP	967,337
Congress Park	Vogt Family Trust LLC	179,060
Congress Park	BRM Florida Congress, LLC	6,079
Congress Park	BRM Florida Holdings, LLC	17,641
Congress Park	BRM Florida Holdings ILP, LLC	2,243,366
Congress Park	Congress Park Limited Partnership	607,851
Cypress Ridge	Gillis Investments #2 Ltd	—
Cypress Ridge	Louis E. Vogt	—
Cypress Ridge	Jefferson Scott Zimmerman	—
Cypress Ridge	Lamplighter Investments LLC	—
Cypress Ridge	William M. Murphy Revocable Trust	—
Cypress Ridge	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Cypress Ridge	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Cypress Ridge	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Cypress Ridge	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Cypress Ridge	William M. Murphy 2012 Trust	—
Cypress Ridge	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Cypress Ridge	Kate Murphy	—
Cypress Ridge	Kerri Murphy	—
Cypress Ridge	Patrick Murphy	—
Cypress Ridge	Una Murphy 2012 Trust	—
Cypress Ridge	Una Murphy	—
Avalon Reserve	Jefferson Scott Zimmerman	10,781
Cypress Ridge	Dolphin Properties & Investments LLC	—
Cypress Ridge	Dolphin Properties & Investments #1 LLC	—
Cypress Ridge	Blackfin Properties & Investments LLLP	—
Cypress Ridge	BRM Trust Holdings LLC	—
Cypress Ridge	BRM Cypress Ridge ILP, LLC	—
Cypress Ridge	BRM Cypress Ridge, LLC	—
Cypress Ridge	BRM Advisors ILP Holdings, LLC	—
Cypress Ridge	BRM Advisors, LLC	—
Cypress Ridge	Cypress Ridge Ltd.	—
Glen Oaks	Gillis Investments #2 Ltd	526,100
Glen Oaks	Lamplighter Investments LLC	263,050
Glen Oaks	William M. Murphy Revocable Trust	214,865
Glen Oaks	Jefferson Scott Zimmerman	192,229
Glen Oaks	Louis E. Vogt	192,229
Glen Oaks	William M. Murphy 2012 Trust	100,795
Glen Oaks	James H. Vogt	37,339
Glen Oaks	Daniel E. Vogt	37,339
Glen Oaks	Holly Zimmerman Irrevocable Trust	24,884
Glen Oaks	Elizabeth Zimmerman Irrevocable Trust	24,948
Glen Oaks	Lily Zimmerman Irrevocable Trust	24,847

Protected Property	Protected Partner	Requested Debt Amount
Glen Oaks	Kate Murphy	52,610
Glen Oaks	Kerri Murphy	52,610
Glen Oaks	Patrick Murphy	52,610
Glen Oaks	Una Murphy 2012 Trust	44,478
Glen Oaks	Una Murphy	8,132
Glen Oaks	Dolphin Properties & Investments #12 LLC	240,016
Glen Oaks	Dolphin Properties & Investments LLC	1,315,251
Glen Oaks	Blackfin Properties & Investments LLLP	526,100
Glen Oaks	Bull Dolphin Glen Oaks ILP LLC	7,585
Glen Oaks	Bull Dolphin Properties & Investments LLC	369,255
Glen Oaks	Affordable/Glen Oaks, Ltd.	7,586
Hickory Pointe	Gillis Investments #2 Ltd	288,281
Hickory Pointe	Louis E. Vogt	190,825
Hickory Pointe	Jefferson Scott Zimmerman	181,549
Hickory Pointe	Lamplighter Investments LLC	144,141
Hickory Pointe	William M. Murphy Revocable Trust	117,737
Hickory Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	84,763
Hickory Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	84,763
Hickory Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	70,636
Hickory Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	70,636
Hickory Pointe	William M. Murphy 2012 Trust	55,231
Hickory Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	37,530
Hickory Pointe	Kate Murphy	28,828
Hickory Pointe	Kerri Murphy	28,828
Hickory Pointe	Patrick Murphy	28,828
Hickory Pointe	Una Murphy 2012 Trust	24,372
Hickory Pointe	Una Murphy	4,456
Hickory Pointe	Dolphin Properties & Investments LLC	720,703
Hickory Pointe	Dolphin Properties & Investments #1 LLC	720,703
Hickory Pointe	Blackfin Properties & Investments LLLP	288,281
Hickory Pointe	BRM Trust Holdings LLC	14,414
Hickory Pointe	BRM Hickory Pointe ILP, LLC	123,999
Hickory Pointe	BRM Hickory Pointe, LLC	1,253
Hickory Pointe	BRM Advisors ILP Holdings, LLC	1,426,992
Hickory Pointe	BRM Advisors, LLC	14,414
Hickory Pointe	Hickory Pointe Ltd.	125,252
Hidden Creek Villas	Gillis Investments #2 Ltd	544,004
Hidden Creek Villas	Louis E. Vogt	360,098
Hidden Creek Villas	Jefferson Scott Zimmerman	342,594
Hidden Creek Villas	Lamplighter Investments LLC	272,002
Hidden Creek Villas	William M. Murphy Revocable Trust	222,177
Hidden Creek Villas	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	159,953
Hidden Creek Villas	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	159,953
Hidden Creek Villas	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	133,294
Hidden Creek Villas	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	133,294
Hidden Creek Villas	William M. Murphy 2012 Trust	104,225
Hidden Creek Villas	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	70,821
Hidden Creek Villas	Kate Murphy	54,400
Hidden Creek Villas	Kerri Murphy	54,400
Hidden Creek Villas	Patrick Murphy	54,400

Protected Property	Protected Partner	Requested Debt Amount
Hidden Creek Villas	Una Murphy 2012 Trust	45,992
Hidden Creek Villas	Una Murphy	8,409
Hidden Creek Villas	Dolphin Properties & Investments LLC	1,360,009
Hidden Creek Villas	Dolphin Properties & Investments #1 LLC	1,360,009
Hidden Creek Villas	Blackfin Properties & Investments LLLP	544,004
Hidden Creek Villas	BRM Trust Holdings LLC	27,200
Hidden Creek Villas	BRM Hidden Creek ILP, LLC	271,325
Hidden Creek Villas	BRM Hidden Creek, LLC	2,741
Hidden Creek Villas	BRM Advisors ILP Holdings, LLC	2,692,818
Hidden Creek Villas	BRM Advisors, LLC	27,200
Hidden Creek Villas	Hidden Creek Villas Ltd.	274,066
Homestead Colony	Gillis Investments #2 Ltd	1,762,585
Homestead Colony	Lamplighter Investments LLC	881,292
Avalon Reserve	Jefferson Scott Zimmerman	10,781
Homestead Colony	William M. Murphy Revocable Trust	719,859
Homestead Colony	Jefferson Scott Zimmerman	513,861
Homestead Colony	Louis E. Vogt	513,861
Homestead Colony	Angel Arroyo	149,986
Homestead Colony	William M. Murphy 2012 Trust	337,692
Homestead Colony	James H. Vogt	148,716
Homestead Colony	Daniel E. Vogt	148,716
Homestead Colony	Kate Murphy	176,258
Homestead Colony	Kerri Murphy	176,258
Homestead Colony	Patrick Murphy	176,258
Homestead Colony	Elizabeth Zimmerman Irrevocable Trust	99,365
Homestead Colony	Holly Zimmerman Irrevocable Trust	99,108
Homestead Colony	Lily Zimmerman Irrevocable Trust	98,961
Homestead Colony	Una Murphy 2012 Trust	149,014
Homestead Colony	Una Murphy	27,244
Homestead Colony	Dolphin Properties & Investments LLC	4,406,462
Homestead Colony	Dolphin Properties & Investments TCR LLC	1,475,544
Homestead Colony	Blackfin Properties & Investments LLLP	1,762,585
Homestead Colony	Vogt Family Trust LLC	179,778
Homestead Colony	BRM Florida Homestead, LLC	7,361
Homestead Colony	BRM Florida Holdings, LLC	17,712
Homestead Colony	BRM Florida Holdings ILP, LLC	2,252,356
Homestead Colony	Homestead Colony Limited Partnership	736,145
Madison Chase	Gillis Investments #2 Ltd	—
Madison Chase	Lamplighter Investments LLC	—
Madison Chase	William M. Murphy Revocable Trust	—
Madison Chase	Jefferson Scott Zimmerman	—
Madison Chase	Louis E. Vogt	—
Madison Chase	William M. Murphy 2012 Trust	—
Madison Chase	James H. Vogt	—
Madison Chase	Daniel E. Vogt	—
Madison Chase	Holly Zimmerman Irrevocable Trust	—
Madison Chase	Elizabeth Zimmerman Irrevocable Trust	—
Madison Chase	Lily Zimmerman Irrevocable Trust	—
Madison Chase	Kate Murphy	—
Madison Chase	Kerri Murphy	—
Madison Chase	Patrick Murphy	—
Madison Chase	Una Murphy 2012 Trust	—
Madison Chase	Una Murphy	—
Madison Chase	Dolphin Properties & Investments #12 LLC	—
Madison Chase	Dolphin Properties & Investments LLC	—
Madison Chase	Blackfin Properties & Investments LLLP	—
Madison Chase	Bull Dolphin Saddle Brook ILP, LLC	—
Madison Chase	Bull Dolphin Saddle Brook, LLC	—

Protected Property	Protected Partner	Requested Debt Amount
Madison Chase	Bull Dolphin Properties & Investments LLC	—
Madison Chase	Saddlebrook at Palm Beach, Ltd.	—
Madison Commons	Gillis Investments #2 Ltd	350,091
Madison Commons	Lamplighter Investments LLC	175,045
Madison Commons	William M. Murphy Revocable Trust	142,981
Madison Commons	Jefferson Scott Zimmerman	127,918
Madison Commons	Louis E. Vogt	127,918
Madison Commons	William M. Murphy 2012 Trust	67,074
Madison Commons	James H. Vogt	53,860
Madison Commons	Daniel E. Vogt	53,860
Madison Commons	Holly Zimmerman Irrevocable Trust	35,952
Madison Commons	Elizabeth Zimmerman Irrevocable Trust	35,952
Madison Commons	Lily Zimmerman Irrevocable Trust	35,817
Madison Commons	Kate Murphy	35,009
Madison Commons	Kerri Murphy	35,009
Madison Commons	Patrick Murphy	35,009
Madison Commons	Una Murphy 2012 Trust	29,598
Madison Commons	Una Murphy	5,411
Madison Commons	Dolphin Properties & Investments #12 LLC	501,246
Madison Commons	Dolphin Properties & Investments LLC	875,227
Madison Commons	Blackfin Properties & Investments LLLP	350,091
Madison Commons	Bull Dolphin Breckenridge Commons ILP, LLC	112,545
Madison Commons	Bull Dolphin Breckenridge Commons, LLC	113
Madison Commons	Bull Dolphin Properties & Investments LLC	771,148
Madison Commons	Breckenridge Commons, Ltd.	112,657
Magnolia Pointe	Gillis Investments #2 Ltd	—
Magnolia Pointe	Louis E. Vogt	—
Magnolia Pointe	Jefferson Scott Zimmerman	—
Magnolia Pointe	Lamplighter Investments LLC	—
Magnolia Pointe	William M. Murphy Revocable Trust	—
Magnolia Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Magnolia Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Magnolia Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Magnolia Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Magnolia Pointe	William M. Murphy 2012 Trust	—
Magnolia Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Magnolia Pointe	Kate Murphy	—
Magnolia Pointe	Kerri Murphy	—
Magnolia Pointe	Patrick Murphy	—
Avalon Reserve	Jefferson Scott Zimmerman	10,781
Magnolia Pointe	Una Murphy 2012 Trust	—
Magnolia Pointe	Una Murphy	—
Magnolia Pointe	Dolphin Properties & Investments LLC	—
Magnolia Pointe	Dolphin Properties & Investments #1 LLC	—
Magnolia Pointe	Blackfin Properties & Investments LLLP	—
Magnolia Pointe	BRM Trust Holdings LLC	—
Magnolia Pointe	BRM Magnolia Pointe ILP, LLC	—
Magnolia Pointe	BRM Magnolia Pointe, LLC	—
Magnolia Pointe	BRM Advisors ILP Holdings, LLC	—
Magnolia Pointe	BRM Advisors, LLC	—
Magnolia Pointe	Magnolia Pointe Ltd.	—
Mariner’s Cove	Gillis Investments #2 Ltd	—
Mariner’s Cove	Lamplighter Investments LLC	—
Mariner’s Cove	William M. Murphy Revocable Trust	—

Protected Property	Protected Partner	Requested Debt Amount
Mariner’s Cove	Jefferson Scott Zimmerman	—
Mariner’s Cove	Louis E. Vogt	—
Mariner’s Cove	Angel Arroyo	—
Mariner’s Cove	William M. Murphy 2012 Trust	—
Mariner’s Cove	James H. Vogt	—
Mariner’s Cove	Daniel E. Vogt	—
Mariner’s Cove	Kate Murphy	—
Mariner’s Cove	Kerri Murphy	—
Mariner’s Cove	Patrick Murphy	—
Mariner’s Cove	Elizabeth Zimmerman Irrevocable Trust	—
Mariner’s Cove	Holly Zimmerman Irrevocable Trust	—
Mariner’s Cove	Lily Zimmerman Irrevocable Trust	—
Mariner’s Cove	Una Murphy 2012 Trust	—
Mariner’s Cove	Una Murphy	—
Mariner’s Cove	Dolphin Properties & Investments LLC	—
Mariner’s Cove	Dolphin Properties & Investments KW LLC	—
Mariner’s Cove	Blackfin Properties & Investments LLLP	—
Mariner’s Cove	Vogt Family Trust LLC	—
Mariner’s Cove	BRM Southeast Mariner’s Cove ILP, LLC	—
Mariner’s Cove	BRM Southeast Mariner’s Cove GP, LLC	—
Mariner’s Cove	BRM Southeast Mariner’s Cove Holdings LLC	—
Mariner’s Cove	Mariner’s Cove Apartments Associates, Ltd.	—
Metro Place I	Gillis Investments #2 Ltd	984,710
Metro Place I	Louis E. Vogt	651,819
Metro Place I	Jefferson Scott Zimmerman	620,136
Metro Place I	Lamplighter Investments LLC	492,355
Metro Place I	William M. Murphy Revocable Trust	402,166
Metro Place I	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	289,534
Metro Place I	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	289,534
Metro Place I	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	241,278
Metro Place I	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	241,278
Metro Place I	William M. Murphy 2012 Trust	188,660
Metro Place I	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	128,194
Metro Place I	Kate Murphy	98,471
Metro Place I	Kerri Murphy	98,471
Metro Place I	Patrick Murphy	98,471
Metro Place I	Una Murphy 2012 Trust	83,250
Metro Place I	Una Murphy	15,221
Metro Place I	Dolphin Properties & Investments LLC	2,461,774
Metro Place I	Dolphin Properties & Investments #1 LLC	2,461,774
Metro Place I	Blackfin Properties & Investments LLLP	984,710
Metro Place I	BRM Trust Holdings LLC	48,586
Metro Place I	BRM Metro Place ILP, LLC	391,993
Metro Place I	BRM Metro Place, LLC	3,960
Metro Place I	BRM Advisors ILP Holdings, LLC	4,874,313
Metro Place I	BRM Advisors, LLC	48,586
Metro Place I	Metro Place Ltd.	395,952
Metro Place II	Gillis Investments #2 Ltd	335,896
Metro Place II	Louis E. Vogt	222,343
Metro Place II	Jefferson Scott Zimmerman	211,536
Metro Place II	Lamplighter Investments LLC	167,948
Metro Place II	William M. Murphy Revocable Trust	137,184
Metro Place II	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	98,764

Protected Property	Protected Partner	Requested Debt Amount
Metro Place II	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	98,764
Metro Place II	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	82,303
Metro Place II	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	82,303
Metro Place II	William M. Murphy 2012 Trust	64,354
Metro Place II	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	43,729
Metro Place II	Kate Murphy	33,590
Metro Place II	Kerri Murphy	33,590
Metro Place II	Patrick Murphy	33,590
Metro Place II	Una Murphy 2012 Trust	28,398
Metro Place II	Una Murphy	5,192
Metro Place II	Dolphin Properties & Investments LLC	839,740
Metro Place II	Dolphin Properties & Investments #1 LLC	839,740
Metro Place II	Blackfin Properties & Investments LLLP	335,896
Metro Place II	BRM Trust Holdings LLC	16,795
Metro Place II	BRM Metro Place II ILP, LLC	299,375
Metro Place II	BRM Metro Place II, LLC	3,024
Avalon Reserve	Jefferson Scott Zimmerman	10,781
Metro Place II	BRM Advisors ILP Holdings, LLC	1,662,686
Metro Place II	BRM Advisors, LLC	16,795
Metro Place II	Metro Place II Ltd.	302,399
Osprey Ridge	Gillis Investments #2 Ltd	126,736
Osprey Ridge	Louis E. Vogt	83,891
Osprey Ridge	Jefferson Scott Zimmerman	79,814
Osprey Ridge	Lamplighter Investments LLC	63,368
Osprey Ridge	William M. Murphy Revocable Trust	51,760
Osprey Ridge	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	37,264
Osprey Ridge	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	37,264
Osprey Ridge	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	31,053
Osprey Ridge	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	31,053
Osprey Ridge	William M. Murphy 2012 Trust	24,281
Osprey Ridge	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	16,499
Osprey Ridge	Kate Murphy	12,674
Osprey Ridge	Kerri Murphy	12,674
Osprey Ridge	Patrick Murphy	12,674
Osprey Ridge	Una Murphy 2012 Trust	10,715
Osprey Ridge	Una Murphy	1,959
Osprey Ridge	Dolphin Properties & Investments LLC	316,839
Osprey Ridge	Dolphin Properties & Investments #1 LLC	316,839
Osprey Ridge	Blackfin Properties & Investments LLLP	126,736
Osprey Ridge	BRM Trust Holdings LLC	6,337
Osprey Ridge	BRM Osprey Ridge ILP, LLC	38,442
Osprey Ridge	BRM Osprey Ridge, LLC	388
Osprey Ridge	BRM Advisors ILP Holdings, LLC	627,341
Osprey Ridge	BRM Advisors, LLC	6,337
Osprey Ridge	Osprey Ridge Apartments Ltd.	38,830
Palmetto Trace	Gillis Investments #2 Ltd	176,258
Palmetto Trace	Louis E. Vogt	116,672
Palmetto Trace	Jefferson Scott Zimmerman	111,001
Palmetto Trace	Lamplighter Investments LLC	88,129
Palmetto Trace	William M. Murphy Revocable Trust	71,986

Protected Property	Protected Partner	Requested Debt Amount
Palmetto Trace	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	51,825
Palmetto Trace	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	51,825
Palmetto Trace	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	43,188
Palmetto Trace	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	43,188
Palmetto Trace	William M. Murphy 2012 Trust	33,769
Palmetto Trace	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	22,946
Palmetto Trace	Kate Murphy	17,626
Palmetto Trace	Kerri Murphy	17,626
Palmetto Trace	Patrick Murphy	17,626
Palmetto Trace	Una Murphy 2012 Trust	14,901
Palmetto Trace	Una Murphy	2,724
Palmetto Trace	Dolphin Properties & Investments LLC	440,644
Palmetto Trace	Dolphin Properties & Investments #1 LLC	440,644
Palmetto Trace	Blackfin Properties & Investments LLLP	176,258
Palmetto Trace	BRM Trust Holdings LLC	8,813
Palmetto Trace	BRM Palmetto Dunes ILP, LLC	204,884
Palmetto Trace	BRM Palmetto Dunes, LLC	2,070
Palmetto Trace	BRM Advisors ILP Holdings, LLC	872,476
Palmetto Trace	BRM Advisors, LLC	8,813
Palmetto Trace	Palmetto Dunes Ltd.	206,954
Park Avenue Villas	Gillis Investments #2 Ltd	337,536
Park Avenue Villas	Louis E. Vogt	223,429
Park Avenue Villas	Jefferson Scott Zimmerman	212,568
Park Avenue Villas	Lamplighter Investments LLC	168,768
Park Avenue Villas	William M. Murphy Revocable Trust	137,853
Park Avenue Villas	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	99,246
Park Avenue Villas	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	99,246
Park Avenue Villas	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	82,705
Park Avenue Villas	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	82,705
Park Avenue Villas	William M. Murphy 2012 Trust	64,668
Park Avenue Villas	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	43,942
Park Avenue Villas	Kate Murphy	33,754
Park Avenue Villas	Kerri Murphy	33,754
Park Avenue Villas	Patrick Murphy	33,754
Park Avenue Villas	Una Murphy 2012 Trust	28,536
Park Avenue Villas	Una Murphy	5,217
Park Avenue Villas	Dolphin Properties & Investments LLC	843,840
Park Avenue Villas	Dolphin Properties & Investments #1 LLC	843,840
Park Avenue Villas	Blackfin Properties & Investments LLLP	337,536
Park Avenue Villas	BRM Trust Holdings LLC	16,877
Park Avenue Villas	BRM Park Avenue ILP, LLC	37,584
Park Avenue Villas	BRM Park Avenue, LLC	380
Park Avenue Villas	BRM Advisors ILP Holdings, LLC	1,670,803
Park Avenue Villas	BRM Advisors, LLC	16,877
Park Avenue Villas	Park Avenue Villas Ltd.	37,963
Pointe Vista I	Gillis Investments #2 Ltd	226,929
Pointe Vista I	Louis E. Vogt	150,213
Pointe Vista I	Jefferson Scott Zimmerman	142,912
Pointe Vista I	Lamplighter Investments LLC	113,464
Pointe Vista I	William M. Murphy Revocable Trust	92,680

Protected Property	Protected Partner	Requested Debt Amount
Avalon Reserve	Jefferson Scott Zimmerman	10,781
Pointe Vista I	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	66,724
Pointe Vista I	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	66,724
Pointe Vista I	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	55,603
Pointe Vista I	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	55,603
Pointe Vista I	William M. Murphy 2012 Trust	43,477
Pointe Vista I	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	29,543
Pointe Vista I	Kate Murphy	22,693
Pointe Vista I	Kerri Murphy	22,693
Pointe Vista I	Patrick Murphy	22,693
Pointe Vista I	Una Murphy 2012 Trust	19,185
Pointe Vista I	Una Murphy	3,508
Pointe Vista I	Dolphin Properties & Investments LLC	567,321
Pointe Vista I	Dolphin Properties & Investments #1 LLC	567,321
Pointe Vista I	Blackfin Properties & Investments LLLP	226,929
Pointe Vista I	BRM Trust Holdings LLC	11,346
Pointe Vista I	BRM Pointe Vista ILP, LLC	29,772
Pointe Vista I	BRM Pointe Vista, LLC	301
Pointe Vista I	BRM Advisors ILP Holdings, LLC	1,123,297
Pointe Vista I	BRM Advisors, LLC	11,346
Pointe Vista I	Pointe Vista Ltd.	30,072
Pointe Vista II	Gillis Investments #2 Ltd	417,726
Pointe Vista II	Louis E. Vogt	276,510
Pointe Vista II	Jefferson Scott Zimmerman	263,069
Pointe Vista II	Lamplighter Investments LLC	208,863
Pointe Vista II	William M. Murphy Revocable Trust	170,604
Pointe Vista II	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	122,824
Pointe Vista II	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	122,824
Pointe Vista II	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	102,353
Pointe Vista II	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	102,353
Pointe Vista II	William M. Murphy 2012 Trust	80,032
Pointe Vista II	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	54,382
Pointe Vista II	Kate Murphy	41,773
Pointe Vista II	Kerri Murphy	41,773
Pointe Vista II	Patrick Murphy	41,773
Pointe Vista II	Una Murphy 2012 Trust	35,316
Pointe Vista II	Una Murphy	6,457
Pointe Vista II	Dolphin Properties & Investments LLC	1,044,316
Pointe Vista II	Dolphin Properties & Investments #1 LLC	1,044,316
Pointe Vista II	Blackfin Properties & Investments LLLP	417,726
Pointe Vista II	BRM Trust Holdings LLC	20,886
Pointe Vista II	BRM Pointe Vista II ILP, LLC	443,893
Pointe Vista II	BRM Pointe Vista II, LLC	4,484
Pointe Vista II	BRM Advisors ILP Holdings, LLC	2,067,745
Pointe Vista II	BRM Advisors, LLC	20,886
Pointe Vista II	Pointe Vista II Ltd.	448,376
Providence Reserve	Gillis Investments #2 Ltd	103,068
Providence Reserve	Louis E. Vogt	68,225
Providence Reserve	Jefferson Scott Zimmerman	64,908
Providence Reserve	Lamplighter Investments LLC	51,534

Protected Property	Protected Partner	Requested Debt Amount
Providence Reserve	William M. Murphy Revocable Trust	42,094
Providence Reserve	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	30,305
Providence Reserve	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	30,305
Providence Reserve	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	25,254
Providence Reserve	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	25,254
Providence Reserve	William M. Murphy 2012 Trust	19,747
Providence Reserve	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	13,418
Providence Reserve	Kate Murphy	10,307
Providence Reserve	Kerri Murphy	10,307
Providence Reserve	Patrick Murphy	10,307
Providence Reserve	Una Murphy 2012 Trust	8,714
Providence Reserve	Una Murphy	1,593
Providence Reserve	Dolphin Properties & Investments LLC	257,669
Providence Reserve	Dolphin Properties & Investments #1 LLC	257,669
Providence Reserve	Blackfin Properties & Investments LLLP	103,068
Providence Reserve	BRM Trust Holdings LLC	5,153
Providence Reserve	BRM Lake Providence ILP, LLC	117,397
Providence Reserve	BRM Lake Providence, LLC	1,186
Providence Reserve	BRM Advisors ILP Holdings, LLC	510,184
Providence Reserve	BRM Advisors, LLC	5,153
Providence Reserve	Lake Providence Ltd.	118,583
Sand Lake Pointe	Gillis Investments #2 Ltd	—
Sand Lake Pointe	Louis E. Vogt	—
Sand Lake Pointe	Jefferson Scott Zimmerman	—
Sand Lake Pointe	Lamplighter Investments LLC	—
Sand Lake Pointe	William M. Murphy Revocable Trust	—
Sand Lake Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Sand Lake Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Sand Lake Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Sand Lake Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Sand Lake Pointe	William M. Murphy 2012 Trust	—
Sand Lake Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Sand Lake Pointe	Kate Murphy	—
Sand Lake Pointe	Kerri Murphy	—
Avalon Reserve	Jefferson Scott Zimmerman	10,781
Sand Lake Pointe	Patrick Murphy	—
Sand Lake Pointe	Una Murphy 2012 Trust	—
Sand Lake Pointe	Una Murphy	—
Sand Lake Pointe	Dolphin Properties & Investments LLC	—
Sand Lake Pointe	Dolphin Properties & Investments #1 LLC	—
Sand Lake Pointe	Blackfin Properties & Investments LLLP	—
Sand Lake Pointe	BRM Trust Holdings LLC	—
Sand Lake Pointe	BRM Sand Lake Pointe ILP, LLC	—
Sand Lake Pointe	BRM Sand Lake Pointe, LLC	—
Sand Lake Pointe	BRM Advisors ILP Holdings, LLC	—
Sand Lake Pointe	BRM Advisors, LLC	—
Sand Lake Pointe	Sand Lake Pointe Apartments Ltd.	—
Spring Harbor	Gillis Investments #2 Ltd	563,180
Spring Harbor	Lamplighter Investments LLC	281,590
Spring Harbor	William M. Murphy Revocable Trust	230,009

Protected Property	Protected Partner	Requested Debt Amount
Spring Harbor	Jefferson Scott Zimmerman	205,777
Spring Harbor	Louis E. Vogt	205,777
Spring Harbor	William M. Murphy 2012 Trust	107,899
Spring Harbor	James H. Vogt	86,643
Spring Harbor	Daniel E. Vogt	86,643
Spring Harbor	Holly Zimmerman Irrevocable Trust	57,834
Spring Harbor	Elizabeth Zimmerman Irrevocable Trust	57,834
Spring Harbor	Lily Zimmerman Irrevocable Trust	57,618
Spring Harbor	Kate Murphy	56,318
Spring Harbor	Kerri Murphy	56,318
Spring Harbor	Patrick Murphy	56,318
Spring Harbor	Una Murphy 2012 Trust	47,613
Spring Harbor	Una Murphy	8,705
Spring Harbor	Dolphin Properties & Investments #12 LLC	564,870
Spring Harbor	Dolphin Properties & Investments LLC	1,407,949
Spring Harbor	Blackfin Properties & Investments LLLP	563,180
Spring Harbor	Bull Dolphin Spring Harbor ILP, LLC	192,464
Spring Harbor	Bull Dolphin Spring Harbor LLC	193
Spring Harbor	Bull Dolphin Properties & Investments LLC	869,031
Spring Harbor	Spring Harbor, Ltd.	192,657
Waterford Pointe	Gillis Investments #2 Ltd	—
Waterford Pointe	Louis E. Vogt	—
Waterford Pointe	Jefferson Scott Zimmerman	—
Waterford Pointe	Lamplighter Investments LLC	—
Waterford Pointe	William M. Murphy Revocable Trust	—
Waterford Pointe	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Waterford Pointe	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	—
Waterford Pointe	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Waterford Pointe	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Waterford Pointe	William M. Murphy 2012 Trust	—
Waterford Pointe	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	—
Waterford Pointe	Kate Murphy	—
Waterford Pointe	Kerri Murphy	—
Waterford Pointe	Patrick Murphy	—
Waterford Pointe	Una Murphy 2012 Trust	—
Waterford Pointe	Una Murphy	—
Waterford Pointe	Dolphin Properties & Investments LLC	—
Waterford Pointe	Dolphin Properties & Investments #1 LLC	—
Waterford Pointe	Blackfin Properties & Investments LLLP	—
Waterford Pointe	BRM Trust Holdings LLC	—
Waterford Pointe	BRM Waterford Pointe ILP, LLC	—
Waterford Pointe	BRM Waterford Pointe, LLC	—
Waterford Pointe	BRM Advisors ILP Holdings, LLC	—
Waterford Pointe	BRM Advisors, LLC	—
Waterford Pointe	Waterford Pointe Apartments Ltd.	—
West Pointe Villas	Gillis Investments #2 Ltd	408,858
West Pointe Villas	Louis E. Vogt	270,640
West Pointe Villas	Jefferson Scott Zimmerman	257,485
West Pointe Villas	Lamplighter Investments LLC	204,429
West Pointe Villas	William M. Murphy Revocable Trust	166,982
West Pointe Villas	Daniel Edward Vogt Irrevocable Legacy Trust dated December 27, 2016	92,889
West Pointe Villas	James Henry Vogt Irrevocable Legacy Trust dated December 27, 2016	92,889

Protected Property	Protected Partner	Requested Debt Amount
West Pointe Villas	Holly Zimmerman Irrevocable Legacy Trust dated December 27, 2016	77,408
West Pointe Villas	Lily Zimmerman Irrevocable Legacy Trust dated December 27, 2016	77,408
West Pointe Villas	William M. Murphy 2012 Trust	78,333
West Pointe Villas	Daniel Zimmerman Irrevocable Legacy Trust dated December 27, 2016	41,128
West Pointe Villas	Kate Murphy	40,886
West Pointe Villas	Kerri Murphy	40,886
West Pointe Villas	Patrick Murphy	40,886
West Pointe Villas	Una Murphy 2012 Trust	34,566
West Pointe Villas	Una Murphy	6,320
West Pointe Villas	Dolphin Properties & Investments LLC	1,022,146
West Pointe Villas	Dolphin Properties & Investments #1 LLC	789,793
West Pointe Villas	Blackfin Properties & Investments LLLP	408,858
West Pointe Villas	BRM Trust Holdings LLC	15,523
West Pointe Villas	BRM West Pointe ILP, LLC	150,602
West Pointe Villas	BRM West Pointe, LLC	1,521
West Pointe Villas	BRM Advisors ILP Holdings, LLC	1,564,063
Avalon Reserve	Jefferson Scott Zimmerman	10,781
West Pointe Villas	BRM Advisors, LLC	15,523
West Pointe Villas	West Pointe Villas Ltd.	152,123
Whistler’s Cove	Gillis Investments #2 Ltd	430,681
Whistler’s Cove	Lamplighter Investments LLC	215,341
Whistler’s Cove	William M. Murphy Revocable Trust	175,895
Whistler’s Cove	Jefferson Scott Zimmerman	157,364
Whistler’s Cove	Louis E. Vogt	157,364
Whistler’s Cove	William M. Murphy 2012 Trust	82,514
Whistler’s Cove	James H. Vogt	66,259
Whistler’s Cove	Daniel E. Vogt	66,259
Whistler’s Cove	Holly Zimmerman Irrevocable Trust	44,228
Whistler’s Cove	Elizabeth Zimmerman Irrevocable Trust	44,228
Whistler’s Cove	Lily Zimmerman Irrevocable Trust	44,062
Whistler’s Cove	Kate Murphy	43,068
Whistler’s Cove	Kerri Murphy	43,068
Whistler’s Cove	Patrick Murphy	43,068
Whistler’s Cove	Una Murphy 2012 Trust	36,411
Whistler’s Cove	Una Murphy	6,657
Whistler’s Cove	Dolphin Properties & Investments #12 LLC	627,386
Whistler’s Cove	Dolphin Properties & Investments LLC	1,076,703
Whistler’s Cove	Blackfin Properties & Investments LLLP	430,681
Whistler’s Cove	Bull Dolphin Whistlers Cove ILP, LLC	283,158
Whistler’s Cove	Bull Dolphin Whistlers Cove, LLC	255
Whistler’s Cove	Bull Dolphin Properties & Investments LLC	965,209
Whistler’s Cove	Affordable/Whistlers Cove, Ltd.	283,413

ANNEX D

[INTENTIONALLY OMITTED]

1

ANNEX E

Form of Debt Guarantee(1)

DEBT GUARANTEE

This Debt Guarantee is made and entered into as of the               day of                , 20    , by the persons listed on Exhibit A annexed hereto (the “Guarantors”)  for the benefit of the Lender set forth on Exhibit B annexed hereto and made a part hereof (the “Lender,” which term shall include any person or entity who hereafter holds the Note (as defined below) in accordance with the terms thereof).

RECITALS

WHEREAS, the Lender [is simultaneously herewith making/modifying a loan or] has loaned to the borrower set forth on Exhibit B (the “Borrower”) the amount set forth opposite such Lender’s name on Exhibit B, which loan (i) is evidenced by the promissory note described on Exhibit C hereto (the “Note”), (ii) [if part of a loan modification or an existing loan,] has a current outstanding balance in the amount set forth on Exhibit B annexed hereto, and (iii) is

(1)   This form of the Debt Guarantee is for Guarantee Permissible Liabilities (as such terms are defined in the Tax Protection Agreement dated December        , 2017) where the following conditions all are applicable:

(i)    there are no other guarantees in effect with respect to the applicable Protected Partner’s share of the Guarantee Permissible Liability/ies that are being guaranteed by this Debt Guarantee;

(ii)   the collateral securing such Guarantee Permissible Liability is not collateral for any other indebtedness that is senior to or pari passu with such Guarantee Permissible Liability;

(iii)  no additional guarantees with respect to the applicable Protected Partner’s share of the Guarantee Permissible Liability/ies will be entered into during the applicable Protected Period;

(iv)  the lender with respect to such Guarantee Permissible Liability is not the Company, any subsidiary or other entity in which the Company owns a direct or indirect interest, any member in the Company, or any person related to any member in the Company as determined for purposes of Treasury Regulations Section 1.752-2 or any successor law or regulation; and

(v)   none of the members in the Company, nor any person related to any member in the Company as determined for purposes of Treasury Regulations Section 1.752-2 shall have provided, or shall thereafter provide, collateral for, or otherwise shall have entered, or thereafter shall enter, into a relationship that would cause such person or entity rather than the Guarantor to be considered to bear risk of loss with respect to such Guarantee Permissible Liability, as determined for purposes of Treasury Regulations Section 1.752-2 or any successor law or regulation.

If, and to the extent that, one or more of these conditions is not applicable, or if there is a change of law or to applicable Treasury Regulations (including Treasury Regulation Section 1.752-2T) regarding the tax effect of Debt Guarantees with respect to the Protected Partners, appropriate changes to this form of Debt Guarantee will be made in order to cause the various conditions set forth in Section 2.2 of the Tax Protection Agreement to be satisfied with respect to the applicable Protected Partner and the allocable Requested Debt Amount. secured by a mortgage or deed of trust on the collateral described on Exhibit D annexed hereto (the “Deed of Trust,” with the property and other assets securing such Deed of Trust referred to as the “Collateral”);

WHEREAS, the Borrower is SPT Dolphin Intermediate LLC, a Delaware limited liability company (the “Company”), or a wholly-owned direct or indirect subsidiary of the Company which is disregarded for United States federal income tax purposes and treated as part of the Company for such purposes;

WHEREAS, the Guarantors directly or indirectly own an interest in the Company; and

WHEREAS, the Guarantors are executing and delivering this Debt Guarantee to guarantee a portion of the Borrower’s payments with respect to the Note, subject to and otherwise in accordance with the terms and conditions hereinafter set forth.

1

NOW THEREFORE, in consideration of the foregoing recitals and facts and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, each of the Guarantors hereby agree as follows:

1)           Use of Terms. Terms used herein that are not otherwise defined herein shall have the same meanings as in the Tax Protection Agreement dated December             , 2017, between the Company, the Guarantors and the other parties thereto, as such agreement may be amended or supplemented from time to time (the “Tax Protection Agreement”).

2)           Debt Guarantee and Performance of Payment.

a)            The Guarantors hereby irrevocably and unconditionally guarantee the collection by the Lender of, and hereby agree to pay to the Lender upon demand (following (1) foreclosure of the Deed of Trust, exercise of the powers of sale thereunder and/or acceptance by the Lender of a deed to the Collateral in lieu of foreclosure, and (2) the exhaustion of the exercise of any and all remedies available to the Lender against the Borrower, including, without limitation, realizing upon the assets of the Borrower other than the Collateral against which the Lender may have recourse), an amount equal to the excess, if any, of the Guaranteed Amount set forth on Exhibit B over the Lender Proceeds (as hereinafter defined) (which excess is referred to as the “Aggregate Guarantee Liability”). The Guaranteed Amount as set forth on Exhibit B and as allocated among the Guarantors in accordance with Exhibit A may be expressed as a percentage of the total amounts owing to Lender by Borrower pursuant to the Note, but in all events shall not exceed the overall dollar amount set forth on Exhibit B. The amounts payable by each Guarantor in respect of the guarantee obligations hereunder shall be in the same proportion as the amounts listed next to such Guarantor’s name on Exhibit A attached hereto bears to the total Guaranteed Amount set forth on Exhibit A, provided that, notwithstanding anything to the contrary contained in this Debt Guarantee, each Guarantor’s aggregate obligation under this Debt Guarantee shall be limited to the amount set forth on Exhibit A attached hereto next to such Guarantor’s name, such may be reduced from time to time pursuant to the other provisions hereof. The Guarantors’ obligations as set forth in this subparagraph 2(a) are hereinafter referred to as the “Guaranteed Obligations.”

b)           For the purposes of this Debt Guarantee, the term “Lender Proceeds” shall mean the aggregate of (i) the Foreclosure Proceeds (as hereinafter defined) plus (ii) all amounts collected by the Lender from the Borrower (other than payments of principal, interest or other amounts required to be paid by the Borrower to Lender under the terms of the Note that are paid by the Borrower to the Lender at a time when no default has occurred under the Note and is continuing) or realized by the Lender from the sale of assets of the Borrower other than the Collateral.

c)            For the purposes of this Debt Guarantee, the term “Foreclosure Proceeds” shall have the applicable meaning set forth below with respect to the Collateral:

i)               If at least one bona fide third party unrelated to the Lender (and including, without limitation, any of the Guarantors) bids for such Collateral at a sale thereof, conducted upon foreclosure of the related Deed of Trust or exercise of the power of sale thereunder, Foreclosure Proceeds shall mean the highest amount bid for such Collateral by the party that acquires title thereto (directly or through a nominee) at or pursuant to such sale. For the purposes of determining such highest bid, amounts bid for the Collateral by the Lender shall be taken into account notwithstanding the fact that such bids may constitute credit bids which offset against the amount due to the Lender under the Note.

ii)              If there is no such unrelated third-party at such sale of the Collateral so that the only bidder at such sale is the Lender or its designee, the Foreclosure Proceeds shall be deemed to be fair market value (the “Fair Market Value”) of the Collateral as of the date of the foreclosure sale, as such Fair Market Value shall be mutually agreed upon by the Lender and the Guarantor or determined pursuant to subparagraph 2(d).

iii)             If the Lender receives and accepts a deed to the Collateral in lieu of foreclosure in partial satisfaction of the Borrower’s obligations under the Note, the Foreclosure Proceeds shall be deemed to be the Fair Market Value of such Collateral as of the date of delivery of the deed-in-lieu of foreclosure, as such Fair Market Value shall be mutually agreed upon by the Lender and the Guarantor or determined pursuant to subparagraph 2(d).

d)            Fair Market Value of the Collateral (or any item thereof) shall be the price at which a willing seller not compelled to sell would sell such Collateral, and a willing buyer not compelled to buy would purchase such Collateral, free and clear of all mortgages but subject to all leases and reciprocal easements and operating agreements. If the Lender and the Guarantor are unable to agree upon the Fair Market Value of any Collateral in accordance with subparagraphs 2(c)(ii) or (iii) above, as applicable, within twenty (20) days after the date of the foreclosure sale or the delivery of the deed-in-lieu of foreclosure, as applicable, relating to such Collateral, either party may have the Fair Market Value of such Collateral determined by appraisal by appointing an appraiser having the qualifications set forth below to determine the same and by notifying the other party of such appointment within twenty (20) days after the expiration of such twenty (20) day period. If the other party shall fail to notify the first party, within twenty (20)

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days after its receipt of notice of the appointment by the first party, of the appointment by the other party of an appraiser having the qualifications set forth below, the appraiser appointed by the first party shall alone make the determination of such Fair Market Value. Appraisers appointed by the parties shall be members of the Appraisal Institute (MAI) and shall have at least ten years’ experience in the valuation of properties similar to the Collateral being valued in the greater metropolitan area in which such Collateral is located. If each party shall appoint an appraiser having the aforesaid qualifications and if such appraisers cannot, within thirty (30) days after the appointment of the second appraiser, agree upon the determination hereinabove required, then they shall select a third appraiser which third appraiser shall have the aforesaid qualifications, and if they fail so to do within forty (40) days after the appointment of the second appraiser they shall notify the parties hereto, and either party shall thereafter have the right, on notice to the other, to apply for the appointment of a third appraiser to the chapter of the American Arbitration Association or its successor organization located in the metropolitan area in which the Collateral is located or to which the Collateral is proximate or if no such chapter is located in such metropolitan area, in the metropolitan area closest to the Collateral in which such a chapter is located. Each appraiser shall render its decision as to the Fair Market Value of the Collateral in question within thirty (30) days after the appointment of the third appraiser and shall furnish a copy thereof to the Lender and the Guarantor. The Fair Market Value of the Collateral shall then be calculated as the average of (i) the Fair Market Value determined by the third appraiser and (ii) whichever of the Fair Market Values determined by the first two appraisers is closer to the Fair Market Value determined by the third appraiser; provided, however, that if the Fair Market Value determined by the third appraiser is higher or lower than both Fair Market Values determined by the first two appraisers, such Fair Market Value determined by the third appraiser shall be disregarded and the Fair Market Value of the Collateral shall then be calculated as the average of the Fair Market Value determined by the first two appraisers. The Fair Market Value of a property, as so determined, shall be binding and conclusive upon the Lender and the Guarantors. Guarantors shall bear the cost of its own appraiser and, subject to subparagraph 2(e), shall bear all reasonable costs of appointing, and the expenses of, any other appraiser appointed pursuant to this subparagraph 2(d).

e)            Notwithstanding anything in the preceding subparagraphs of this paragraph 2, (i) in no event shall the aggregate amount required to be paid pursuant to this Debt Guarantee by the Guarantors as a group with respect to all defaults under the Note and the Deed of Trust securing the obligations thereunder exceed the Guaranteed Amount set forth on Exhibit B hereto, and (ii) the aggregate obligation of each Guarantor hereunder with respect to the Guaranteed Obligation shall be limited to the lesser of (I) the product of (w) the Individual Guarantee Percentage for such Guarantor set forth on Exhibit A hereto multiplied by (x) the Guaranteed Amount, or (II) the product of (y) such Guarantor’s Individual Guarantee Percentage multiplied by (z) the Aggregate Guarantee Liability.

f)            In confirmation of the foregoing, and without limitation, the Lender must first exhaust all of its rights and remedies against all property of the Borrower as to which the Lender has (or may have) a right of recourse, including, without limitation, the institution and prosecution to completion of appropriate foreclosure proceedings under the Deed of Trust, before exercising any right or remedy or making any claim, under this Debt Guarantee.

g)           The obligations under this Debt Guarantee shall be personal to each Guarantor and shall not be affected by any transfer of all or any part of a Guarantor’s interests in the Company; provided, however, that if a Guarantor has disposed of all of its equity interests in the Company, the obligations of such Guarantor under this Debt Guarantee shall terminate 12 months after the date of such disposition (the “Termination Date”) provided that (i) the Guarantor notifies the Lender that it is terminating its obligations under this Debt Guarantee as of the Termination Date and (ii) the fair market value of the Collateral exceeds the outstanding balance of the Note, including accrued and unpaid interest, as of the Termination Date, by at least 25%. Further, no Guarantor shall have the right to recover from the Borrower any amounts such Guarantor pays pursuant to this Debt Guarantee (except and only to the extent that the amount paid to the Lender by such Guarantor exceeds the amount required to be paid by such Guarantor under the terms of this Debt Guarantee).

h)           The obligations of any Guarantor who is an individual as a Guarantor hereunder shall terminate with respect to such Guarantor at the time of the death of such Guarantor provided that the fair market value of the Collateral exceeds the outstanding balance of the Note, including accrued and unpaid interest, as of the Termination Date, by at least 25%. The obligations of any Guarantor hereunder shall also terminate upon the sale or other disposition by Borrower of all or substantially all of the property acquired by Borrower.

3)           Intent to Benefit Lender. This Debt Guarantee is expressly for the benefit of the Lender. The Guarantors intend that the Lender shall have the right to enforce the obligations of the Guarantors hereunder, without any requirement whatsoever of resort by the Lender to any other party. The Lender’s rights to enforce the obligations of the Guarantors hereunder are material elements of this Debt Guarantee. This Debt Guarantee shall not be modified, amended or terminated (other than as specifically provided herein) without the written consent of the Lender. The Borrower shall furnish a copy of this Debt Guarantee to the Lender contemporaneously with its execution.

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4)           Intended Tax Treatment. This Debt Guarantee is intended to create for each Guarantor a payment obligation stated as a fixed percentage of every dollar of the Borrower’s liability to the Lender pursuant to the Note (i.e., a vertical slice guarantee), in accordance with Temporary Treasury Regulation Section 1.752-2T(b)(3)(ii)(C)(2) and Proposed Treasury Regulation Section 1.752-2(j)(3), and any applicable successor statutory or regulatory provisions, and not a bottom dollar payment obligation, and this Debt Guarantee and the Tax Protection Agreement shall be interpreted consistent with such intent.(2)

5)           Waivers. Each Guarantor intends to bear the ultimate economic responsibility for the payment hereof of the Guaranteed Obligations to the extent set forth in paragraph 2 above. Pursuant to such intent:

(2)   [To the extent that such Treasury Regulations are amended (or modified by legislation or otherwise) to permit the recognition of bottom dollar payment obligations (or equivalent limitations on the Guarantor’s liability), this form of Debt Guarantee shall be revised as reasonably necessary to conform to such permitted form.]

a)            Except as expressly set forth in paragraph 2 above, each Guarantor expressly waives any right (pursuant to any law, rule, arrangement or relationship) to compel the Lender, or any subsequent holder of the Note or any beneficiary of the Deed of Trust to sue or enforce payment thereof, the Lender or any subsequent holder of the Note or any beneficiary of the Deed of Trust whatsoever, and failure of the Lender or any subsequent holder of the Note or any beneficiary of the Deed of Trust to do so shall not exonerate, release or discharge a Guarantor from its absolute unconditional obligations under this Debt Guarantee. Each Guarantor hereby binds and obligates itself, and its permitted successors and assignees, for performance of the Guaranteed Obligations according to the terms hereof, whether or not the Guaranteed Obligations or any portion thereof are valid now or hereafter enforceable against the Borrower or shall have been incurred in compliance with any of the conditions applicable thereto, subject, however, in all respects to the Guarantee Limit and the taking of certain prior actions and the other limitations set forth in paragraph 2.

b)           Each Guarantor expressly waives any right of subrogation or any other right (pursuant to any law, rule, arrangement, or relationship) to compel any other person (including, but not limited to, the Borrower, the Company, any subsidiary of the Company or the Borrower, or any other member or affiliate of the Company or the Borrower) to reimburse or indemnify such Guarantor for all or any portion of amounts paid by such Guarantor pursuant to this Debt Guarantee to the extent such amounts do not exceed the amounts required to be paid by such Guarantor pursuant to paragraph 2 hereof (taking into account the limitations set forth therein).

c)            Except as expressly set forth in paragraph 2 above, if and only to the extent that the Borrower has made similar waivers under the Note or the Deed of Trust or any other document further evidencing or securing the Note and the loan made pursuant thereto, each Guarantor expressly waives: (i) the defense of the statute of limitations in any action hereunder or for the collection or performance of the Note or the Deed of Trust; (ii) any defense that may arise by reason of: the incapacity, or lack of authority of the Borrower, the revocation or repudiation hereof by such Guarantor, the revocation or repudiation of the Note or the Deed of Trust by the Borrower, the failure of the Lender to file or enforce a claim against the estate (either in administration, bankruptcy or any other proceeding) of the Borrower; the unenforceability in whole or in part of the Note, the Deed of Trust or any other document or instrument related thereto; the Lender’s election, in any proceeding by or against the Borrower under the federal Bankruptcy Code, of the application of Section 1111(b)(2) of the federal Bankruptcy Code; or any borrowing or grant of a security interest under Section 364 of the federal Bankruptcy Code; (iii) presentment, demand for payment, protest, notice of discharge, notice of acceptance of this Debt Guarantee or occurrence of, or any default in connection with, the Note or the Deed of Trust, and indulgences and notices of any other kind whatsoever, including, without limitation, notice of the disposition of any collateral for the Note; (iv) any defense based upon an election of remedies (including, if available, an election to proceed by non-judicial foreclosure) or other action or omission by the Lender or any other person or entity which destroys or otherwise impairs any indemnification, contribution or subrogation rights of such Guarantor or the right of such Guarantor, if any, to proceed against the Borrower for reimbursement, or any combination thereof; (v) subject to paragraph 5 below, any defense based upon any taking, modification or release of any collateral or guarantees for the Note, or any failure to create or perfect any security interest in, or the taking of or failure to take any other action with respect to any collateral securing payment or performance of the Note; (vi) any rights or defenses based upon any right to offset or claimed offset by such Guarantor against any indebtedness or obligation now or hereafter owed to such Guarantor by the Borrower; or (vii) any rights or defenses based upon any rights or defenses of the Borrower to the Note or the Deed of Trust (including, without limitation, the failure or value of consideration, any statute of limitations, accord and satisfaction, and the insolvency of the Borrower); it being intended, except as expressly set forth in paragraph 2 above, that such Guarantor shall remain liable hereunder, to the extent set forth herein, notwithstanding any act, omission or thing which might otherwise operate as a legal or equitable discharge of any of such Guarantor or of the Borrower.

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6)           Amendment of Note and Deed of Trust. Without in any manner limiting the generality of the foregoing, the Lender or any subsequent holder of the Note or beneficiary of the Deed of Trust may, from time to time, without notice to or consent of the Guarantors, agree to any amendment, waiver, modification or alteration of the Note or the Deed of Trust relating to the Borrower and its rights and obligations thereunder (including, without limitation, renewal, waiver or variation of the maturity of the indebtedness evidenced by the Note, increase or reduction of the rate of interest payable under the Note, release, substitution or addition of any Guarantor or endorser and acceptance or release of any security for the Note), it being understood and agreed by the Lender, however, that the Guarantor’s obligations hereunder are subject, in all events, to the limitations set forth in paragraph 2; provided that:

a)         in the event that the Lender consents to the release of any Collateral securing the Note pursuant to the Deed of Trust, the Guaranteed Amount shall be reduced in proportion to the Fair Market Value of such Collateral on the date of such release divided by the Fair Market Value of all Collateral securing such Note immediately prior to such release (with such Fair Market Value in each case determined as set forth in Section 2(d)); and

b)         upon any material change to the Note or the Deed of Trust, including, without limitation, the maturity date or the interest rate of the Note, or upon any release or substitution of any Collateral securing the Note, within thirty (30) days of any Guarantor’s receipt of actual notice of such event, subject to the following sentence, such Guarantor may elect to terminate such Guarantor’s obligations under this Debt Guarantee by written notice to the Lender. Such termination shall take effect on the 31st day following such actual notice, provided that no default under the Guaranteed Obligation has occurred and is then continuing.

7)           Termination of Debt Guarantee. Subject to paragraph 6, this Debt Guarantee is irrevocable as to any and all of the Guaranteed Obligations.

8)           Independent Obligations. Except as expressly set forth in paragraph 2, the obligations of each Guarantor hereunder are independent of the obligations of the Borrower, and a separate action or actions may be brought by a Lender against the Guarantors, whether or not actions are brought against the Borrower. Each Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which such Guarantor may now or hereafter have against the Borrower, or any other person directly or contingently liable for the payment or performance of the Note and the Deed of Trust arising from the existence or performance of this Debt Guarantee (including, but not limited to, the Company, any member of the Company) (except and only to the extent that a Guarantor makes a payment to the Lender in excess of the amount required to be paid under paragraph 2 and the limitations set forth therein).

9)           Net Worth Representation and Information. The Guarantor hereby represents and warrants that it has sufficient net worth (excluding the value of its equity interests in the Company) to satisfy the Aggregate Guarantee Liability as of the date hereof and hereby agrees to maintain a sufficient net worth to satisfy the Aggregate Guarantee Liability as of any relevant date of determination until the obligations of Borrower for principal and interest now or hereafter existing under the Guaranteed Obligations shall have been paid. While this Debt Guarantee remains effective, the Guarantor shall provide information reasonably requested from time to time by the Company or the Lender with respect to Guarantor’s net worth, but not more frequently than on a [quarterly] basis.

10)         Notification of Lender. The Company shall cause a copy of this Debt Guarantee, including all Exhibits hereto, and any amendments or supplements, to be promptly delivered to the Lender in accordance with the Tax Protection Agreement.

11)         Understanding With Respect to Waivers. Each Guarantor warrants and represents that each of the waivers set forth above are made with full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the maximum extent permitted by law.

12)         No Assignment. No Guarantor shall be entitled to assign his or her rights or obligations under this Debt Guarantee to any other person without the written consent of the Lender.

13)         Entire Agreement. The parties agree that this Debt Guarantee contains the entire understanding and agreement between them with respect to the subject matter hereof and cannot be amended, modified or superseded, except by an agreement in writing signed by the parties.

14)         Notices. Any notice given pursuant to this Debt Guarantee shall be in writing and shall be deemed given when delivered personally, or sent by registered or certified mail, postage prepaid, as follows:

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If to the Company:

SPT Dolphin Intermediate LLC

c/o Starwood Property Trust, Inc.

591 West Putnam Avenue

Greenwich, Connecticut 06830

Attention: [Andrew Sossen, Esq.

Tel. No.: (203) 422-8191

Facsimile No.: (203) 422-8192

E-mail:  asossen@starwood.com ]

With a copy to:

[ ]

or to such other address with respect to which notice is subsequently provided in the manner set forth above; and

If to a Guarantor, to the address set forth on Exhibit A hereto, or to such other address with respect to which notice is subsequently provided in the manner set forth above.

15)         Applicable Law.  This Debt Guarantee shall be governed by, interpreted under and construed in accordance with the laws of the State of Delaware without reference to its choice of law provisions.

16)         Consent to Jurisdiction; Enforceability.

a)           This Debt Guarantee and the duties and obligations of the parties hereto shall be enforceable against each Guarantor in the courts of the State of Delaware and in the federal courts located in such state. For such purpose, each Guarantor hereby irrevocably submits to the nonexclusive jurisdiction of such courts and agrees that all claims in respect of this Debt Guarantee may be heard and determined in any of such courts.

b)           Each Guarantor hereby irrevocably agrees that a final judgment of any of the courts specified above in any action or proceeding relating to this Debt Guarantee shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

17)         Condition of Borrower.   Each Guarantor is fully aware of the financial condition of the Borrower and is executing and delivering this Debt Guarantee based solely upon its own independent investigation of all matters pertinent hereto and is not relying in any manner upon any representation or statement of the Lender or the Borrower. Each Guarantor represents and warrants that it is in a position to obtain, and hereby assumes full responsibility for obtaining, any additional information concerning the Borrower’s financial conditions and any other matter pertinent hereto as it may desire, and it is not relying upon or expecting the Lender to furnish to it any information now or hereafter in the Lender’s possession concerning the same. By executing this Debt Guarantee, each Guarantor knowingly accepts the full range of risks encompassed within a contract of this type, which risks it acknowledges.

18)         Expenses. Each Guarantor agrees that, promptly after receiving Lender’s notice therefor, such Guarantor shall reimburse Lender, subject to the limitation set forth in subparagraph 2(e) and to the extent that such reimbursement is not made by Borrower, for all reasonable expenses (including, without limitation, reasonable attorneys fees and disbursements) incurred by Lender in connection with the collection of the Guaranteed Obligations or any portion thereof or with the enforcement of this Debt Guarantee.

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IN WITNESS WHEREOF, the undersigned Guarantors set forth on Exhibit A hereto have executed this Debt Guarantee as of the date first set forth above.

GUARANTORS SET FORTH ON EXHIBIT A HERETO:

By:

By:

By:

By:

By:

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EXHIBIT A

[    ]

Exhibit A to Annex E (Form of Debt Guarantee)

1

EXHIBIT B

[   ]

Exhibit B to Annex E (Form of Debt Guarantee)

1

EXHIBIT C

[   ]

Exhibit C to Annex E (Form of Debt Guarantee)

1

EXHIBIT D

[   ]

Exhibit D to Annex E (Form of Debt Guarantee)

1